UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-07043
Name of Registrant:	Vanguard Admiral Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: August 31
Date of reporting period: September 1, 2017 – February 28, 2018
Item 1: Reports to Shareholders

Semiannual Report | February 28, 2018

Vanguard Money Market Funds

Vanguard Prime Money Market Fund

Vanguard Federal Money Market Fund

Vanguard Treasury Money Market Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	3
Advisor’s Report.	6
Results of Proxy Voting.	9
Prime Money Market Fund.	12
Federal Money Market Fund.	30
Treasury Money Market Fund.	44
About Your Fund’s Expenses.	53
Glossary.	55

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• For the six months ended February 28, 2018, Investor Shares of Vanguard Prime Money Market Fund returned 0.63%, while Admiral Shares, with their lower expense ratio, returned 0.66%. Vanguard Federal Money Market Fund returned 0.56% and Vanguard Treasury Money Market Fund returned 0.55%. All three funds surpassed the average returns of their peers.

• The Federal Reserve raised the federal funds rate by a quarter of a percentage point during the period, pushing its target range to 1.25%–1.5%. It also began trimming its $4.5 trillion balance sheet.

• A surge in volatility allowed us to add to the funds’ floating-rate securities exposures at attractive prices. These moves helped the funds’ returns.

Total Returns: Six Months Ended February 28, 2018
	7-Day SEC	Total
	Yield	Returns
Vanguard Prime Money Market Fund
Investor Shares	1.52%	0.63%
Admiral™ Shares	1.58	0.66
Money Market Funds Average		0.41
Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Federal Money Market Fund	1.36%	0.56%
Government Money Market Funds Average		0.29
Government Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Treasury Money Market Fund	1.41%	0.55%
iMoneyNet Money Fund Report’s 100% Treasury Funds Average		0.31

iMoneyNet Money Fund Report’s 100% Treasury Funds Average: Derived from data provided by iMoneyNet, Inc.
The 7-day SEC yield of a money market fund more closely reflects the current earnings of the fund than its total return.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Prime Money Market Fund
Investor Shares	0.16%	0.50%
Admiral Shares	0.10	0.50
Federal Money Market Fund	0.11	0.48
Treasury Money Market Fund	0.09	0.40

The fund expense ratios shown are from the prospectus dated December 22, 2017, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2018, the funds’ annualized expense ratios were: for the Prime Money Market Fund, 0.16% for
Investor Shares and 0.10% for Admiral Shares; for the Federal Money Market Fund, 0.11%; and for the Treasury Money Market Fund,
0.09%.

Peer groups: For the Prime Money Market Fund Investor Shares and Admiral Shares, Money Market Funds; for the Federal Money Market
Fund, Government Money Market Funds; and for the Treasury Money Market Fund, iMoneyNet Money Fund Report’s 100% Treasury
Funds.

2

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

As I begin my tenure as Vanguard’s fourth chief executive, I’ve been reflecting on both the past and the future of the company where I have spent my entire professional career.

I feel extremely fortunate to have the chance to lead a company filled with people who come to work every day passionate about Vanguard’s core purpose: to take a stand for all investors, to treat them fairly, and to give them the best chance for investment success.

Making a real difference

When I joined Vanguard in 1991, I found a mission-driven team focused on improving lives—helping people retire more comfortably, put their children through college, and achieve financial security. I found a company with purpose in an industry ripe for improvement.

It was clear, even early in my career, that the cards were stacked against most investors. Hidden fees, performance-chasing, and poor advice were relentlessly eroding investors’ dreams.

We knew Vanguard could be different and, as a result, could make a real difference. Over the past 25 years, for example, Vanguard has lowered our funds’ asset-weighted average expense ratio

3

from 0.31% to 0.12%. And over the past decade, 94% of our funds have beaten the average annual return of their peers.1

Focused on your success

Vanguard is built for Vanguard investors—as a client-owned company, we focus solely on you, our fund shareholders. Everything we do is designed to give our clients the best chance for investment success. In my role as CEO, I intend to keep this priority front and center. We’re proud of what we’ve achieved, but we’re even more excited about what’s to come.

As I write this, we’ve experienced a period of pronounced market volatility. Strong economic growth and budding signs of inflation have raised concerns about a more aggressive Federal Reserve. Although volatility can test investors’ nerves, we sometimes think of this as “Vanguard weather”—a time when having a disciplined, low-cost, and long-term approach to investment management serves investors well.

Market Barometer
	Total Returns
	Periods Ended February 28, 2018
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	10.62%	16.70%	14.56%
Russell 2000 Index (Small-caps)	8.30	10.51	12.19
Russell 3000 Index (Broad U.S. market)	10.45	16.22	14.37
FTSE All-World ex US Index (International)	7.84	21.50	6.69

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-2.18%	0.51%	1.71%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-1.24	2.50	2.57
Citigroup Three-Month U.S. Treasury Bill Index	0.59	0.98	0.27

CPI
Consumer Price Index	1.41%	2.21%	1.41%

The performance data shown represent past performance, which is not a guarantee of future results.

1 For the ten-year period through December 31, 2017, 9 of 9 Vanguard money market funds, 56 of 60 bond funds, 21 of 22 balanced funds, and 131 of 140 stock funds, or 217 of 231 Vanguard funds, outperformed their peer-group averages. Sources: Vanguard, based on data from Lipper, a Thomson Reuters Company.

4

Steady, time-tested guidance

Our guidance for investors, as always, is to stay the course, tune out the hyperbolic headlines, and focus on your goals and what you can control, such as costs and how much you save. This time-tested advice has served our clients well over the decades.

Regardless of how the markets perform in the short term, I’m incredibly optimistic about the future for our investors. We have a dedicated team serving you, and we will never stop striving to make Vanguard the best place for you to invest through our high-quality funds and services, advice and guidance to help you meet your financial goals, and an experience that makes you feel good about entrusting us with your hard-earned savings.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley
President and Chief Executive Officer
March 19, 2018

5

Advisor’s Report

For the six months ended February 28, 2018, Investor Shares of Vanguard Prime Money Market Fund returned 0.63%, while Admiral Shares, with their lower expense ratio, returned 0.66%. Vanguard Federal Money Market Fund returned 0.56% and Vanguard Treasury Money Market Fund 0.55%. Each fund exceeded the average returns of its peer group.

The investment environment

Congress passed a tax reform bill during the period, overcoming political debate that had waylaid much of the administration’s agenda throughout 2017. Investors pushed U.S. stocks to new highs as the economy remained on solid footing and companies recorded strong profits.

The Federal Reserve acknowledged the health of the economy in December, when it raised interest rates in its third hike of 2017. This brought the target range for the federal funds rate to 1.25%–1.5%. The Fed also began reducing its $4.5 trillion balance sheet, signaling its intent to normalize monetary policy.

Early in 2018, however, a surge in volatility caught investors off guard. Although there was no single catalyst, the volatility was likely the by-product of the resilient U.S. economy. Investors worried that record-low unemployment would lead to higher wages, triggering price inflation—which would in turn cause the Federal Reserve under new chair Jerome Powell to raise rates at a more aggressive pace than anticipated.

Although volatility eventually moderated in the United States and other markets, concern remained as the period closed.

There are ample reasons for such concerns. The U.S. economy made up for a sluggish start to the year with stronger growth later on. Gross domestic product grew at a rate of 2.3% in 2017, up from 1.5% in 2016. The unemployment rate continued to grind lower, hovering at 4.1% at the end of February compared with 4.2% at the beginning of September and 4.8% 12 months earlier. And although wage growth and inflation didn’t accelerate, there were signs the two measures were on the upswing.

Fed action contributed to a significant increase in short-term yields. The 2-year U.S. Treasury note rose 76 basis points over the period to 2.25% and the 5-year note rose 70 basis points to 2.64%. (A basis point is one one-hundredth of a percentage point.) Longer-term yields, which are more affected by market expectations for growth and inflation, moved less. The yield of the bellwether 10-year Treasury note was lower than where it started for a good part of the year, but it finished up 53 basis points at 2.86%.

Continued growth in business revenue and earnings, a reduction in corporate tax rates, and investor thirst for yield all supported demand for investment-grade corporate bonds. The picture was somewhat nuanced, however, with long-dated bonds and those rated BBB generally faring best.

6

Management of the funds

The six months were characterized by a surge in volatility throughout global markets. In the past, we’ve had success using the funds’ liquidity to our advantage in such environments—most recently in 2016, when compliance with new money market regulations triggered the movement of more than $1 trillion in assets industrywide to government money market funds from prime money market funds. We were similarly opportunistic during this period.

In the Prime Money Market Fund, we continued to add exposure to floating-rate securities as a way to position the fund for a rising interest rate environment. These debt securities reset, typically every month, at prevailing interest rates. They generated positive performance as the Fed raised rates three times in 2017, including a hike in the middle of the period. Market volatility also allowed us to purchase high-quality short-term corporate bonds and bank debt at attractive prices. In recent months we have added bonds from companies outside the United States, which enhances the fund’s diversification.

The floating-rate securities theme carried over to the Federal Money Market and Treasury Money Market Funds. In the Federal Money Market Fund, we increased our exposure to floating-rate agency securities. In the Treasury fund, we added to our floating-rate Treasury positions. (We also increased the Treasury exposure in the Federal Money Market Fund.) These moves allowed us to generate incremental yield while maintaining the funds’ short maturity profiles.

A look ahead

Despite long-term structural challenges posed by, among other things, the pace of productivity growth, demographic trends, and the impact of new technologies, the U.S. economy is on pace to break above its long-term potential growth rate to around 2.5% in 2018.

The unemployment rate has fallen to its lowest level since 2000 and is likely to move even lower. While it’s taken longer than expected, we have seen some indications lately that the tight labor market is putting some upward pressure on wages. That, along with stable and broader global growth, may well lead to a cyclical upswing in inflation, a scenario the financial markets are now beginning to price in. Recent weakness in the U.S. dollar will also likely bolster core inflation metrics, albeit moderately and over the course of the next year. Our long-term outlook, which calls for tepid inflation, remains unchanged.

Against such a backdrop, the Fed would be justified in raising the federal funds rate to at least 2% by the end of 2018. Barring unexpected economic data or unintended consequences from tapering in the bond market, the central bank will probably want to stick to its framework and timetable for reducing its balance sheet.

7

Volatility has recently picked up from the very low levels we’ve been experiencing for some time, bringing with it more opportunities to take advantage of price dislocations in the market. Rising inflation expectations seem to have been the trigger, but other potential developments could also fuel volatility: midterm elections, stalled or scuttled trade negotiations, and flare-ups in geopolitical tensions, to name a few. In addition, as 2018 unfolds, we anticipate a convergence of monetary policy, with central banks adopting a less accommodative stance—some raising rates, some planning to raise rates, some reducing quantitative easing.

While spreads have become very tight, U.S. corporate bonds could get some support from pension and life insurance companies drawn back into the market for longer-term securities now that yields for these securities have moved higher. U.S.

corporates should also remain attractive to international investors, given their yield advantage. And the new tax bill could prove supportive to prices if the repatriation of profits results in reduced bond issuance.

It’s worth restating that investors should look beyond short-term volatility and adhere to their long-term investment strategies. And keep in mind the silver lining in higher rates for long-term investors—namely, that coupon payments and proceeds from maturing bonds can be reinvested at higher rates.

David R. Glocke, Principal

John C. Lanius, Portfolio Manager

Nafis T. Smith, Portfolio Manager

Vanguard Fixed Income Group

March 9, 2018

8

Results of Proxy Voting

At a special meeting of shareholders on November 15, 2017, fund shareholders approved the following proposals:

Proposal 1—Elect trustees for the fund.*

The individuals listed in the table below were elected as trustees for the fund. All trustees with the exception of Ms. Mulligan, Ms. Raskin, and Mr. Buckley (each of whom already serves as a director of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

Vanguard Federal Money Market Fund and Vanguard Prime Money Market Fund

			Percentage
Trustee	For	Withheld	For
Mortimer J. Buckley	118,781,453,243	5,071,631,564	95.9%
Emerson U. Fullwood	118,444,250,215	5,408,834,592	95.6%
Amy Gutmann	118,277,288,931	5,575,795,875	95.5%
JoAnn Heffernan Heisen	118,525,270,236	5,327,814,570	95.7%
F. Joseph Loughrey	118,643,625,864	5,209,458,942	95.8%
Mark Loughridge	118,669,847,294	5,183,237,512	95.8%
Scott C. Malpass	118,371,923,332	5,481,161,474	95.6%
F. William McNabb III	118,599,687,891	5,253,396,915	95.8%
Deanna Mulligan	118,583,905,224	5,269,179,582	95.7%
André F. Perold	117,533,261,439	6,319,823,367	94.9%
Sarah Bloom Raskin	118,312,165,055	5,540,919,751	95.5%
Peter F. Volanakis	118,525,374,500	5,327,710,306	95.7%
* Results are for all funds within the same trust.

Vanguard Treasury Money Market Fund
			Percentage
Trustee	For	Withheld	For
Mortimer J. Buckley	9,281,319,082	271,149,701	97.2%
Emerson U. Fullwood	9,233,627,321	318,841,462	96.7%
Amy Gutmann	9,180,258,885	372,209,899	96.1%
JoAnn Heffernan Heisen	9,203,859,497	348,609,287	96.4%
F. Joseph Loughrey	9,266,102,164	286,366,620	97.0%
Mark Loughridge	9,194,614,438	357,854,345	96.3%
Scott C. Malpass	9,160,256,693	392,212,090	95.9%
F. William McNabb III	9,281,230,095	271,238,689	97.2%
Deanna Mulligan	9,181,747,156	370,721,628	96.1%
André F. Perold	9,107,402,388	445,066,396	95.3%
Sarah Bloom Raskin	9,115,014,439	437,454,345	95.4%
Peter F. Volanakis	9,200,130,944	352,337,840	96.3%
* Results are for all funds within the same trust.

9

Proposal 2—Approve a manager-of-managers arrangement with third-party investment advisors.

This arrangement enables the fund to enter into and materially amend investment advisory arrangements with third-party investment advisors, subject to the approval of the fund’s board of trustees and certain conditions imposed by the Securities and Exchange Commission, while avoiding the costs and delays associated with obtaining future shareholder approval.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Federal Money Market
Fund	42,528,217,434	2,817,574,671	2,501,499,754	1,244,196,023	86.6%
Prime Money Market
Fund	59,317,369,292	4,125,039,938	4,281,910,211	7,037,277,483	79.3%
Treasury Money Market
Fund	7,567,392,069	441,297,018	642,627,540	865,685,329	79.5%

Proposal 3—Approve a manager-of-managers arrangement with wholly owned subsidiaries of Vanguard.

This arrangement enables Vanguard or the fund to enter into and materially amend investment advisory arrangements with wholly owned subsidiaries of Vanguard, subject to the approval of the fund’s board of trustees and any conditions imposed by the Securities and Exchange Commission (SEC), while avoiding the costs and delays associated with obtaining future shareholder approval. The ability of the fund to operate in this manner is contingent upon the SEC’s approval of a pending application for an order of exemption.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Federal Money Market
Fund	43,173,490,603	2,649,171,040	2,024,630,216	1,244,196,023	87.9%
Prime Money Market
Fund	60,370,123,611	3,881,002,978	3,473,192,853	7,037,277,483	80.8%
Treasury Money Market
Fund	7,824,819,015	413,441,306	413,056,307	865,685,329	82.2%

10

Fund shareholders did not approve the following proposal:

Proposal 7—Institute transparent procedures to avoid holding investments in companies that, in management’s judgment, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights. Such procedures may include time-limited engagement with problem companies if management believes that their behavior can be changed.

The trustees recommended a vote against the proposal for the following reasons: (1) Vanguard is fully compliant with all applicable U.S. laws and regulations that prohibit the investment in any company owned or controlled by the government of Sudan; (2) the addition of further investment constraints is not in fund shareholders’ best interests if those constraints are unrelated to a fund’s stated investment objective, policies, and strategies; and (3) divestment is an ineffective means to implement social change, as it often puts the shares into the hands of another owner with no direct impact to the company’s capitalization.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Prime Money Market
Fund	16,260,938,113	4,759,401,331	46,703,979,997	7,037,277,483	21.8%

11

Prime Money Market Fund

Fund Profile
As of February 28, 2018

Financial Attributes
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VMMXX	VMRXX
Expense Ratio[1]	0.16%	0.10%
7-Day SEC Yield	1.52%	1.58%
Average Weighted
Maturity	46 days	46 days

Sector Diversification (% of portfolio)
Certificates of Deposit	20.7%
U.S. Commercial Paper	4.7
U.S. Government Obligations	9.2
U.S. Treasury Bills	21.6
Yankee/Foreign	43.8

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S.
government.

1 The expense ratios shown are from the prospectus dated December 22, 2017, and represent estimated costs for the current fiscal year.
For the six months ended February 28, 2018, the annualized expense ratios were 0.16% for Investor Shares and 0.10% for Admiral Shares.

12

Prime Money Market Fund

Performance Summary

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) The returns shown do not reflect taxes that a shareholder would pay on fund distributions. The fund is only available to retail investors (natural persons). You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time. The fund’s 7-day SEC yield reflects its current earnings more closely than do the average annual returns.

Fiscal-Year Total Returns (%): August 31, 2007, Through February 28, 2018
		Money
		Market
		Funds
	Investor Shares	Average
Fiscal Year	Total Returns	Total Returns
2008	3.60%	3.02%
2009	1.31	0.62
2010	0.08	0.02
2011	0.06	0.00
2012	0.04	0.00
2013	0.02	0.00
2014	0.02	0.00
2015	0.02	0.00
2016	0.32	0.04
2017	0.83	0.43
2018	0.63	0.41
7-day SEC yield (2/28/2018): 1.52%
Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Note: For 2018, performance data reflect the six months ended February 28, 2018.

See Financial Highlights for dividend information.

13

Prime Money Market Fund

Average Annual Total Returns: Periods Ended December 31, 2017
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	6/4/1975	1.02%	0.32%	0.50%
Admiral Shares	10/3/1989	1.08	0.37	0.59

14

Prime Money Market Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2018

The fund reports a complete list of its holdings in various monthly and quarterly regulatory filings. The fund publishes its holdings on a monthly basis at vanguard.com and files them with the Securities and Exchange Commission on Form N-MFP. The fund’s Form N-MFP filings may be viewed at sec.gov or via a link on the “Portfolio Holdings” page on vanguard.com. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value •
		Yield[1]	Date	($000)	($000)
U. S. Government and Agency Obligations (30.7%)
2	Federal Home Loan Bank Discount Notes	1.370%	3/2/18	4,576	4,576
2	Federal Home Loan Bank Discount Notes	1.351%	3/16/18	2,314,000	2,312,700
2	Federal Home Loan Bank Discount Notes	1.322%	3/19/18	161,500	161,393
2	Federal Home Loan Bank Discount
	Notes	1.327%–1.338%	3/21/18	681,538	681,038
2	Federal Home Loan Bank Discount Notes	1.423%	4/4/18	1,875,000	1,872,485
2	Federal Home Loan Bank Discount
	Notes	1.438%–1.483%	4/6/18	934,237	932,855
2	Federal Home Loan Bank Discount Notes	1.582%	4/11/18	1,449,000	1,446,396
	United States Treasury Bill	1.503%–1.564%	4/12/18	1,121,486	1,119,452
	United States Treasury Bill	1.435%–1.444%	4/19/18	4,582,618	4,573,667
	United States Treasury Bill	1.356%–1.381%	5/10/18	1,500,000	1,496,157
	United States Treasury Bill	1.425%	5/24/18	2,493,357	2,485,125
	United States Treasury Bill	1.652%	5/31/18	2,000,000	1,991,684
	United States Treasury Bill	1.588%	7/5/18	1,500,000	1,491,731
	United States Treasury Bill	1.588%	7/12/18	2,444,173	2,429,951
	United States Treasury Bill	1.613%	7/19/18	748,000	743,346
	United States Treasury Bill	1.628%	7/26/18	2,000,000	1,986,811
	United States Treasury Bill	1.638%–1.639%	8/2/18	750,000	744,785
	United States Treasury Bill	1.796%–1.802%	8/16/18	2,000,000	1,983,348
†	United States Treasury
	Floating Rate Note	1.822%	10/31/18	1,500,000	1,500,010
Total U.S. Government and Agency Obligations (Cost $29,957,510)					29,957,510
Commercial Paper (39.2%)
Bank Holding Company (0.7%)
3	ABN Amro Funding USA LLC	1.728%	3/26/18	29,250	29,215
3	ABN Amro Funding USA LLC	1.588%–1.589%	4/5/18	173,250	172,984
3	ABN Amro Funding USA LLC	1.842%	4/30/18	10,000	9,969
3	ABN Amro Funding USA LLC	1.973%	6/12/18	227,250	225,976
3	ABN Amro Funding USA LLC	2.044%	6/21/18	198,000	196,750
					634,894

15

Prime Money Market Fund

				Face	Market
			Maturity	Amount	Value •
		Yield[1]	Date	($000)	($000)
Finance—Auto (0.7%)
	Toyota Motor Credit Corp.	1.760%	4/13/18	188,000	187,607
	Toyota Motor Credit Corp.	2.084%	6/25/18	99,000	98,340
	Toyota Motor Credit Corp.	2.084%	6/26/18	198,000	196,668
	Toyota Motor Credit Corp.	2.084%	6/27/18	198,000	196,656
					679,271
Finance—Other (0.3%)
4	GE Capital Treasury Services US LLC	1.660%	3/2/18	99,000	99,000
	GE Capital Treasury Services US LLC	1.339%	3/13/18	31,250	31,236
	GE Capital Treasury Services US LLC	1.400%	4/3/18	61,000	60,922
	GE Capital Treasury Services US LLC	1.430%	4/9/18	49,500	49,424
	GE Capital Treasury Services US LLC	1.471%	4/19/18	30,750	30,689
					271,271
Foreign Banks (31.7%)
3	Australia & New Zealand Banking Group Ltd.	1.395%	3/1/18	99,000	99,000
[3,4]	Australia & New Zealand Banking Group Ltd.	1.716%	3/21/18	156,000	156,000
[3,4]	Australia & New Zealand Banking Group Ltd.	1.706%	3/22/18	121,500	121,498
[3,4]	Australia & New Zealand Banking Group Ltd.	1.746%	6/21/18	156,000	156,000
[3,4]	Australia & New Zealand Banking Group Ltd.	1.771%	7/26/18	63,000	62,998
[3,4]	Australia & New Zealand Banking Group Ltd.	1.740%	8/2/18	107,000	107,000
[3,4]	Australia & New Zealand Banking Group Ltd.	1.740%	8/7/18	240,000	240,000
[3,4]	Australia & New Zealand Banking Group Ltd.	1.739%	8/8/18	89,000	88,998
[3,4]	Australia & New Zealand Banking Group Ltd.	1.739%	8/9/18	118,000	118,000
[3,4]	Australia & New Zealand Banking Group Ltd.	1.757%	8/14/18	161,500	161,493
[3,4]	Australia & New Zealand Banking Group Ltd.	1.750%	9/6/18	220,000	219,994
[3,4]	Australia & New Zealand Banking Group Ltd.	1.796%	9/24/18	135,500	135,496
[3,4]	Australia & New Zealand Banking Group Ltd.	1.848%	11/29/18	524,500	524,500
[3,4]	Australia & New Zealand Banking Group Ltd.	1.790%	12/6/18	150,000	149,972
[3,4]	Australia & New Zealand Banking Group Ltd.	1.791%	12/10/18	120,000	120,000
[3,4]	Australia & New Zealand Banking Group Ltd.	1.838%	12/14/18	65,000	65,000
3	Bank Nederlandse Gemeenten NV	1.475%–1.48%	3/1/18	436,750	436,750
3	Bank Nederlandse Gemeenten NV	1.470%	3/6/18	1,268,000	1,267,741
3	Bank Nederlandse Gemeenten NV	1.470%–1.48%	3/7/18	565,750	565,611
3	Bank of Nova Scotia	1.707%	3/15/18	145,000	144,904
3	Bank of Nova Scotia	1.511%	4/23/18	155,000	154,658
[3,4]	Bank of Nova Scotia	1.699%	5/3/18	289,000	289,000
[3,4]	Bank of Nova Scotia	1.744%	6/18/18	531,000	531,000
[3,4]	Bank of Nova Scotia	1.826%	9/21/18	655,000	655,000
[3,4]	Canadian Imperial Bank of Commerce	1.771%	4/26/18	440,000	440,000
[3,4]	Commonwealth Bank of Australia	1.915%	3/1/18	100,000	100,000
[3,4]	Commonwealth Bank of Australia	1.919%	3/2/18	350,000	350,000
[3,4]	Commonwealth Bank of Australia	1.781%	5/11/18	100,000	100,000
[3,4]	Commonwealth Bank of Australia	1.794%	5/17/18	148,000	148,000
[3,4]	Commonwealth Bank of Australia	1.794%	5/18/18	99,000	99,000
[3,4]	Commonwealth Bank of Australia	1.739%	6/4/18	99,000	98,999
[3,4]	Commonwealth Bank of Australia	1.748%	6/15/18	99,000	99,000
[3,4]	Commonwealth Bank of Australia	1.753%	7/13/18	300,000	300,000
[3,4]	Commonwealth Bank of Australia	1.750%	8/2/18	132,000	131,995
[3,4]	Commonwealth Bank of Australia	1.749%	8/3/18	110,000	110,000
[3,4]	Commonwealth Bank of Australia	1.759%	8/9/18	268,000	268,000
[3,4]	Commonwealth Bank of Australia	1.838%	8/30/18	190,000	190,000
[3,4]	Commonwealth Bank of Australia	1.811%	9/24/18	136,000	136,001

16

Prime Money Market Fund

				Face	Market
			Maturity	Amount	Value •
		Yield[1]	Date	($000)	($000)
[3,4]	Commonwealth Bank of Australia	1.838%	9/28/18	180,000	180,000
[3,4]	Commonwealth Bank of Australia	1.831%	2/7/19	222,750	222,750
[3,4]	Commonwealth Bank of Australia	1.838%	2/8/19	247,500	247,500
	Credit Agricole Corporate & Investment
	Bank (New York Branch)	1.330%	3/1/18	1,881,000	1,881,000
	Credit Suisse AG (New York Branch)	2.040%	5/22/18	1,000,000	995,376
	Credit Suisse AG (New York Branch)	2.040%	5/24/18	920,000	915,642
3	Danske Corp.	1.588%	4/3/18	49,500	49,428
3	Danske Corp.	1.588%	4/4/18	247,500	247,131
3	Danske Corp.	1.589%	4/5/18	297,000	296,544
3	Danske Corp.	1.589%	4/6/18	297,000	296,531
3	Danske Corp.	1.709%	4/10/18	198,000	197,626
3	Danske Corp.	1.710%	4/11/18	264,250	263,738
3	Danske Corp.	1.710%	4/12/18	244,500	244,015
[3,4]	DNB Bank ASA	1.688%	3/15/18	502,000	501,999
[3,4]	HSBC Bank plc	1.920%	3/19/18	160,750	160,750
[3,4]	HSBC Bank plc	1.851%	4/24/18	110,000	110,000
[3,4]	HSBC Bank plc	1.851%	4/25/18	63,000	63,000
[3,4]	HSBC Bank plc	1.821%	10/24/18	123,000	123,000
[3,4]	HSBC Bank plc	1.821%	10/25/18	61,250	61,250
[3,4]	HSBC Bank plc	1.779%	11/5/18	86,000	86,000
[3,4]	HSBC Bank plc	1.841%	11/26/18	142,600	142,600
[3,4]	HSBC Bank plc	1.881%	1/25/19	341,000	341,000
[3,4]	HSBC Bank plc	1.840%	2/1/19	239,000	239,000
[3,4]	HSBC Bank plc	1.851%	2/12/19	43,000	43,000
[3,4]	HSBC Bank plc	2.014%	2/26/19	187,000	187,000
	ING US Funding LLC	2.041%	6/1/18	49,880	49,621
	Lloyds Bank plc	2.085%	6/25/18	504,000	500,638
[3,4]	National Australia Bank Ltd.	1.798%	5/30/18	186,000	186,000
[3,4]	National Australia Bank Ltd.	1.798%	5/31/18	160,000	160,000
[3,4]	National Australia Bank Ltd.	1.721%	6/12/18	435,000	435,000
[3,4]	National Australia Bank Ltd.	1.798%	7/30/18	600,000	600,000
[3,4]	National Australia Bank Ltd.	1.794%	9/19/18	760,000	760,000
	Natixis (New York Branch)	1.370%	3/1/18	603,000	603,000
	Natixis (New York Branch)	1.440%	3/6/18	1,340,000	1,339,732
3	Nederlandse Waterschapsbank NV	1.475%	3/2/18	312,000	311,987
3	Nederlandse Waterschapsbank NV	1.470%	3/6/18	400,000	399,918
3	Nordea Bank AB	1.395%	3/1/18	190,000	190,000
3	Nordea Bank AB	1.395%	3/8/18	494,750	494,617
3	Nordea Bank AB	1.395%	3/9/18	198,000	197,939
3	Nordea Bank AB	1.395%	3/12/18	130,000	129,945
3	Nordea Bank AB	1.461%	4/12/18	614,000	612,961
3	Nordea Bank AB	1.476%	4/16/18	148,000	147,723
3	Nordea Bank AB	1.809%	6/20/18	392,000	389,834
3	Skandinaviska Enskilda Banken AB	1.476%	4/18/18	200,000	199,609
	Swedbank AB	1.400%	3/1/18	126,750	126,750
	Swedbank AB	1.395%	3/5/18	138,500	138,479
	Swedbank AB	1.390%	3/12/18	200,000	199,916
	Swedbank AB	1.390%	3/13/18	200,000	199,908
	Swedbank AB	1.390%	3/14/18	200,000	199,900
	Swedbank AB	1.390%–1.395%	3/15/18	205,750	205,640
	Swedbank AB	1.583%	5/4/18	211,000	210,411
	Swedbank AB	2.194%	8/20/18	99,500	98,468

17

Prime Money Market Fund

				Face	Market
			Maturity	Amount	Value •
		Yield[1]	Date	($000)	($000)
	Swedbank AB	2.194%	8/21/18	98,500	97,473
	Swedbank AB	2.214%	8/22/18	230,000	227,565
	Swedbank AB	2.214%	8/23/18	230,000	227,551
	Swedbank AB	2.225%	8/27/18	143,000	141,436
[3,4]	Toronto Dominion Bank	1.739%	6/5/18	250,000	250,000
[3,4]	Toronto Dominion Bank	1.778%	9/14/18	260,000	260,000
[3,4]	Toronto Dominion Bank	1.788%	11/14/18	792,000	792,000
[3,4]	Toronto Dominion Bank	1.809%	12/5/18	208,000	208,000
[3,4]	Toronto-Dominion Bank	1.853%	2/8/19	200,000	200,000
[3,4]	Westpac Banking Corp.	1.915%	3/1/18	198,000	198,000
[3,4]	Westpac Banking Corp.	1.801%	5/25/18	312,000	312,000
[3,4]	Westpac Banking Corp.	1.748%	6/14/18	186,000	186,000
[3,4]	Westpac Banking Corp.	1.748%	6/15/18	400,000	400,000
[3,4]	Westpac Banking Corp.	1.784%	9/20/18	250,000	249,994
[3,4]	Westpac Banking Corp.	1.821%	9/27/18	199,000	198,996
[3,4]	Westpac Banking Corp.	1.838%	9/28/18	200,000	200,000
[3,4]	Westpac Banking Corp.	1.801%	12/10/18	340,000	339,985
[3,4]	Westpac Banking Corp.	1.851%	1/24/19	83,000	82,987
					30,897,471
Foreign Governments (2.0%)
3	CDP Financial Inc.	1.430%	3/1/18	23,250	23,250
3	CDP Financial Inc.	1.460%	3/26/18	60,000	59,940
3	CDP Financial Inc.	1.491%	3/29/18	53,800	53,738
3	CDP Financial Inc.	1.471%–1.501%	4/3/18	112,750	112,598
3	CDP Financial Inc.	1.470%	4/4/18	51,000	50,930
3	CDP Financial Inc.	1.471%	4/10/18	27,000	26,956
3	CDP Financial Inc.	1.512%–1.532%	4/20/18	27,600	27,542
3	CDP Financial Inc.	1.542%	4/30/18	39,250	39,150
3	CDP Financial Inc.	1.562%	5/11/18	29,250	29,161
3	CDP Financial Inc.	1.653%	5/31/18	45,100	44,913
3	CDP Financial Inc.	1.674%–1.714%	6/6/18	80,500	80,133
3	CDP Financial Inc.	1.817%	6/18/18	91,950	91,449
3	CDP Financial Inc.	1.878%	7/13/18	41,900	41,610
3	CDP Financial Inc.	1.878%	7/16/18	69,500	69,008
3	CDP Financial Inc.	2.180%	8/1/18	22,250	22,046
	Export Development Canada	2.079%	8/1/18	198,000	196,266
	Export Development Canada	2.079%	8/2/18	198,000	196,255
5	Ontario Teachers’ Finance Trust	1.432%–1.451%	4/10/18	66,000	65,895
5	Ontario Teachers’ Finance Trust	1.482%	4/19/18	45,500	45,409
5	Ontario Teachers’ Finance Trust	1.493%	4/30/18	6,250	6,235
5	Ontario Teachers’ Finance Trust	1.771%	5/1/18	49,500	49,352
5	Ontario Teachers’ Finance Trust	1.504%	5/9/18	14,000	13,960
5	Ontario Teachers’ Finance Trust	1.952%	6/14/18	25,000	24,858
5	Ontario Teachers’ Finance Trust	1.717%	7/5/18	54,500	54,176
5	Ontario Teachers’ Finance Trust	1.717%–1.899%	7/6/18	73,000	72,544
5	Ontario Teachers’ Finance Trust	1.760%	8/2/18	24,600	24,417
5	Ontario Teachers’ Finance Trust	2.005%	8/24/18	50,000	49,516
5	Ontario Teachers’ Finance Trust	2.258%	9/18/18	31,250	30,861
5	Ontario Teachers’ Finance Trust	2.309%	11/16/18	61,169	60,166
[4,5]	PSP Capital Inc.	1.674%	4/20/18	108,250	108,250
[4,5]	PSP Capital Inc.	1.801%	10/26/18	122,500	122,500
					1,893,084

18

Prime Money Market Fund

			Face	Market
		Maturity	Amount	Value •
	Yield[1]	Date	($000)	($000)
Foreign Industrial (2.3%)
3 Nestle Capital Corp.	1.694%	6/11/18	62,000	61,705
3 Nestle Capital Corp.	1.694%	6/12/18	62,000	61,702
3 Nestle Capital Corp.	1.694%	6/13/18	62,000	61,699
3 Nestle Capital Corp.	1.694%	6/14/18	198,000	197,030
3 Nestle Capital Corp.	1.694%	6/15/18	198,000	197,021
3 Nestle Capital Corp.	1.980%	8/9/18	198,000	196,264
3 Nestle Capital Corp.	1.979%	8/10/18	192,250	190,554
3 Nestle Capital Corp.	1.980%	8/13/18	297,000	294,332
Nestle Finance International Ltd.	1.430%	3/1/18	101,000	101,000
3 Sanofi	1.881%	6/8/18	160,700	159,874
3 Siemens Capital Co. LLC	1.445%	3/6/18	94,000	93,981
3 Total Capital Canada Ltd.	1.969%	8/8/18	495,000	490,710
Toyota Credit Canada Inc.	1.609%	3/27/18	30,750	30,714
Toyota Credit Canada Inc.	1.609%	3/29/18	30,750	30,712
Toyota Credit Canada Inc.	1.760%	4/13/18	50,000	49,896
Toyota Credit Canada Inc.	1.760%	4/16/18	49,000	48,890
				2,266,084
Industrial (1.5%)
4 General Electric Co.	1.718%	3/29/18	371,250	371,250
4 General Electric Co.	1.718%	3/29/18	273,500	273,500
4 General Electric Co.	1.718%	3/29/18	30,250	30,250
3 Henkel of America Inc.	1.420%	3/1/18	20,000	20,000
3 Novartis Finance Corp.	1.500%	3/6/18	22,000	21,995
3 The Coca-Cola Co.	1.644%	6/6/18	46,250	46,047
3 The Coca-Cola Co.	1.644%	6/7/18	154,250	153,565
3 The Coca-Cola Co.	1.644%	6/8/18	77,250	76,904
3 The Coca-Cola Co.	1.644%	6/11/18	179,500	178,671
3 The Coca-Cola Co.	1.644%	6/12/18	130,000	129,394
3 The Coca-Cola Co.	1.694%	6/13/18	100,000	99,515
3 The Coca-Cola Co.	1.694%	6/14/18	100,000	99,510
				1,500,601
Total Commercial Paper (Cost $38,142,676)				38,142,676
Certificates of Deposit (30.3%)
Domestic Banks (9.6%)
Citibank NA	1.720%	4/3/18	250,000	250,000
Citibank NA	1.810%	6/18/18	344,500	344,500
Citibank NA	1.830%	6/21/18	500,000	500,000
Citibank NA	1.860%	7/9/18	372,000	372,000
Citibank NA	1.860%	7/10/18	366,000	366,000
4 Citibank NA	1.575%	8/2/18	544,500	544,500
4 HSBC Bank USA NA	1.940%	3/2/18	67,250	67,250
4 HSBC Bank USA NA	1.940%	3/6/18	101,250	101,250
4 HSBC Bank USA NA	1.889%	4/3/18	130,000	130,000
4 HSBC Bank USA NA	1.874%	4/19/18	63,000	63,000
4 HSBC Bank USA NA	1.819%	5/3/18	273,500	273,500
4 HSBC Bank USA NA	1.769%	6/5/18	150,000	150,000
4 HSBC Bank USA NA	1.788%	8/16/18	48,300	48,300
4 HSBC Bank USA NA	1.796%	8/21/18	99,000	99,000
4 HSBC Bank USA NA	1.775%	8/31/18	257,000	257,000
4 HSBC Bank USA NA	1.770%	10/2/18	153,000	153,000
4 HSBC Bank USA NA	1.780%	11/2/18	71,975	71,975

19

Prime Money Market Fund

			Face	Market
		Maturity	Amount	Value •
	Yield[1]	Date	($000)	($000)
4 HSBC Bank USA NA	1.841%	11/23/18	82,250	82,250
4 HSBC Bank USA NA	1.851%	11/27/18	30,750	30,750
4 State Street Bank & Trust Co.	1.731%	4/26/18	1,225,000	1,225,000
4 State Street Bank & Trust Co.	1.699%	5/8/18	1,000,000	1,000,000
4 Wells Fargo Bank NA	1.689%	3/5/18	320,000	320,000
4 Wells Fargo Bank NA	1.691%	3/12/18	205,000	205,000
4 Wells Fargo Bank NA	1.690%	4/6/18	460,000	460,000
4 Wells Fargo Bank NA	1.711%	5/10/18	499,000	499,000
4 Wells Fargo Bank NA	1.771%	5/29/18	210,000	210,000
4 Wells Fargo Bank NA	1.821%	8/1/18	849,250	849,250
4 Wells Fargo Bank NA	1.861%	8/28/18	690,000	690,000
				9,362,525
Yankee Certificates of Deposit (20.7%)
4 Bank of Montreal (Chicago Branch)	1.710%	3/2/18	168,000	168,000
Bank of Montreal (Chicago Branch)	1.700%	3/15/18	214,000	214,000
4 Bank of Montreal (Chicago Branch)	1.733%	4/13/18	140,000	140,000
4 Bank of Montreal (Chicago Branch)	1.725%	6/1/18	243,000	243,000
4 Bank of Montreal (Chicago Branch)	1.808%	6/29/18	573,000	573,000
4 Bank of Montreal (Chicago Branch)	1.784%	7/19/18	322,000	322,000
4 Bank of Montreal (Chicago Branch)	1.781%	9/12/18	259,000	259,000
4 Bank of Montreal (Chicago Branch)	1.836%	9/21/18	399,000	399,000
4 Bank of Montreal (Chicago Branch)	1.853%	9/24/18	277,000	277,000
4 Bank of Nova Scotia (Houston Branch)	1.733%	4/13/18	464,000	464,000
4 Bank of Nova Scotia (Houston Branch)	1.793%	7/23/18	181,000	181,000
4 Canadian Imperial Bank of Commerce
(New York Branch)	1.711%	3/12/18	505,000	505,000
4 Canadian Imperial Bank of Commerce
(New York Branch)	1.751%	7/12/18	141,000	141,000
4 Canadian Imperial Bank of Commerce
(New York Branch)	1.784%	8/20/18	910,000	910,000
4 Canadian Imperial Bank of Commerce
(New York Branch)	1.826%	9/20/18	420,000	420,000
4 DNB Bank ASA (New York Branch)	1.700%	5/7/18	250,000	250,000
4 DNB Bank ASA (New York Branch)	1.731%	7/12/18	1,000,000	1,000,000
4 DNB Bank ASA (New York Branch)	1.781%	7/26/18	172,000	172,000
4 DNB Bank ASA (New York Branch)	1.803%	8/27/18	499,000	499,000
KBC Bank NV (New York Branch)	1.450%	3/5/18	1,320,000	1,320,000
KBC Bank NV (New York Branch)	1.450%	3/6/18	500,000	500,000
Nordea Bank AB (New York Branch)	1.455%	4/12/18	100,000	99,999
Nordea Bank AB (New York Branch)	1.590%	5/14/18	60,750	60,749
Nordea Bank AB (New York Branch)	1.590%	5/17/18	60,000	59,999
Nordea Bank AB (New York Branch)	1.680%	6/5/18	494,000	493,994
Nordea Bank AB (New York Branch)	2.170%	8/27/18	223,000	222,995
4 Royal Bank of Canada (New York Branch)	1.930%	3/7/18	100,875	100,875
4 Royal Bank of Canada (New York Branch)	1.718%	3/16/18	979,000	979,000
4 Royal Bank of Canada (New York Branch)	1.914%	3/20/18	128,400	128,400
4 Royal Bank of Canada (New York Branch)	1.723%	4/13/18	700,000	700,000
4 Royal Bank of Canada (New York Branch)	1.738%	6/15/18	517,000	517,000
4 Royal Bank of Canada (New York Branch)	1.753%	7/13/18	214,000	214,000
4 Royal Bank of Canada (New York Branch)	1.918%	8/28/18	119,000	119,000
4 Royal Bank of Canada (New York Branch)	1.771%	9/12/18	260,000	260,000
4 Skandinaviska Enskilda Banken AB
(New York Branch)	1.670%	3/6/18	150,000	150,000

20

Prime Money Market Fund

			Face	Market
		Maturity	Amount	Value •
	Yield[1]	Date	($000)	($000)
4 Skandinaviska Enskilda Banken AB
(New York Branch)	1.686%	3/22/18	198,000	198,000
4 Skandinaviska Enskilda Banken AB
(New York Branch)	1.784%	7/19/18	500,000	500,000
4 Svenska HandelsBanken AB (New York Branch)	1.798%	4/30/18	135,000	135,000
4 Svenska HandelsBanken AB (New York Branch)	1.720%	8/6/18	461,000	460,990
4 Svenska HandelsBanken AB (New York Branch)	1.739%	9/4/18	569,000	569,000
4 Svenska HandelsBanken AB (New York Branch)	1.760%	9/7/18	272,000	272,000
4 Svenska HandelsBanken AB (New York Branch)	1.806%	9/21/18	470,000	470,000
4 Svenska HandelsBanken AB (New York Branch)	1.824%	11/19/18	1,000,000	1,000,000
Swedbank AB (New York Branch)	1.390%	3/2/18	457,000	457,000
4 Swedbank AB (New York Branch)	1.731%	7/11/18	346,000	345,994
4 Swedbank AB (New York Branch)	1.790%	11/6/18	750,000	750,000
4 Toronto Dominion Bank (New York Branch)	1.767%	6/15/18	490,000	490,000
4 Toronto Dominion Bank (New York Branch)	1.781%	8/10/18	694,000	694,000
4 Westpac Banking Corp. (New York Branch)	1.838%	2/13/19	234,000	234,000
4 Westpac Banking Corp. (New York Branch)	1.838%	2/14/19	500,000	500,000
				20,138,995
Total Certificates of Deposit (Cost $29,501,520)				29,501,520
Other Notes (1.4%)
4 Bank of America NA	1.690%	3/7/18	128,500	128,500
4 Bank of America NA	1.689%	4/3/18	153,250	153,250
4 Bank of America NA	1.699%	4/3/18	60,000	60,000
4 Bank of America NA	1.699%	4/5/18	60,000	60,000
4 Bank of America NA	1.689%	4/9/18	220,500	220,500
4 Bank of America NA	1.691%	4/11/18	153,750	153,750
4 Bank of America NA	1.700%	5/2/18	155,500	155,500
4 Bank of America NA	1.708%	5/14/18	149,750	149,750
4 Bank of America NA	1.718%	5/16/18	155,500	155,500
4 Bank of America NA	1.826%	9/10/18	157,000	157,000
Total Other Notes (Cost $1,393,750)				1,393,750
Taxable Municipal Bonds (0.0%)
6 Greene County GA Development Authority
Revenue VRDO (Cost $6,250)	1.600%	3/7/18	6,250	6,250
Total Investments (101.6%) (Cost $99,001,706)				99,001,706

21

Prime Money Market Fund

Amount
($000)
Other Assets and Liabilities (-1.6%)
Other Assets
Investment in Vanguard	5,001
Receivables for Investment Securities Sold	249,860
Receivables for Accrued Income	41,375
Receivables for Capital Shares Issued	223,547
Other Assets	91,721
Total Other Assets	611,504
Liabilities
Payables for Investment Securities Purchased	(1,991,684)
Payables for Capital Shares Redeemed	(193,306)
Payables for Distributions	(6,487)
Payables to Vanguard	(6,056)
Total Liabilities	(2,197,533)
Net Assets (100%)	97,415,677

At February 28, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	97,410,911
Undistributed Net Investment Income	4
Accumulated Net Realized Gains	4,762
Net Assets	97,415,677

Investor Shares—Net Assets
Applicable to 84,305,243,959 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	84,318,526
Net Asset Value Per Share—Investor Shares	$1.00

Admiral Shares—Net Assets
Applicable to 13,095,103,407 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	13,097,151
Net Asset Value Per Share—Admiral Shares	$1.00

• See Note A in Notes to Financial Statements.
† Adjustable-rate security based upon 3-month U.S. Treasury Bill Auction High Money Market Yield plus spread.
1 Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.
2 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
3 Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors.” At February 28, 2018, the aggregate value of these securities was $26,776,756,000, representing 27.5% of net assets.
4 Adjustable-rate security based upon 1-month USD LIBOR plus spread.
5 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2018, the aggregate value of these securities was $728,139,000, representing 0.7% of net assets.
6 Scheduled principal and interest payments are guaranteed by bank letter of credit.
VRDO—Variable Rate Demand Obligation.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Prime Money Market Fund

Statement of Operations

Six Months Ended
February28,2018
($000)
Investment Income
Income
Interest	681,285
Total Income	681,285
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,840
Management and Administrative—Investor Shares	55,278
Management and Administrative—Admiral Shares	5,586
Marketing and Distribution—Investor Shares	8,319
Marketing and Distribution—Admiral Shares	272
Custodian Fees	377
Shareholders’ Reports and Proxy—Investor Shares	914
Shareholders’ Reports and Proxy—Admiral Shares	46
Trustees’ Fees and Expenses	47
Total Expenses	72,679
Net Investment Income	608,606
Realized Net Gain (Loss) on Investment Securities Sold	(3,169)
Net Increase (Decrease) in Net Assets Resulting from Operations	605,437

See accompanying Notes, which are an integral part of the Financial Statements.

23

Prime Money Market Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	608,606	834,141
Realized Net Gain (Loss)	(3,169)	1,961
Net Increase (Decrease) in Net Assets Resulting from Operations	605,437	836,102
Distributions
Net Investment Income
Investor Shares	(526,191)	(726,141)
Admiral Shares	(82,456)	(107,955)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(608,647)	(834,096)
Capital Share Transactions (at $1.00 per share)
Investor Shares	(564,961)	(15,325,634)
Admiral Shares	1,100,367	(4,432,381)
Net Increase (Decrease) from Capital Share Transactions	535,406	(19,758,015)
Total Increase (Decrease)	532,196	(19,756,009)
Net Assets
Beginning of Period	96,883,481	116,639,490
End of Period[1]	97,415,677	96,883,481

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $4,000 and $45,000.

See accompanying Notes, which are an integral part of the Financial Statements.

24

Prime Money Market Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	February 28,	Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	. 006[1]	.008[1]	.0032	.0002	.0001	.0002
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—	—
Total from Investment Operations	.006	.008	.0032	.0002	.0001	.0002
Distributions
Dividends from Net Investment Income	(.006)	(.008)	(.0032)	(.0002)	(.0001)	(.0002)
Distributions from Realized Capital Gains	—	—	—	—	(.0000)[2]	—
Total Distributions	(.006)	(.008)	(.0032)	(.0002)	(.0001)	(.0002)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[3]	0.63%	0.83%	0.32%	0.02%	0.02%	0.02%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$84,319	$84,886	$100,210	$105,820	$101,910	$102,160
Ratio of Total Expenses to
Average Net Assets	0.16%	0.16%	0.16%[4]	0.15% [4]	0.14% [4]	0.16% [4]
Ratio of Net Investment Income to
Average Net Assets	1.27%	0.82%	0.32%	0.02%	0.01%	0.02%

The expense ratio and net investment income ratio for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Distribution was less than $.0001 per share.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 The ratio of total expenses to average net assets before an expense reduction was 0.16% for 2016, 0.16% for 2015, 0.16% for 2014, and
0.17% for 2013. For the six months ended February 28, 2018, and the year ended August 31, 2017, there were no expense reductions.
See Note B in the Notes to Financial Statements.

See accompanying Notes, which are an integral part of the Financial Statements.

25

Prime Money Market Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	February 28,	Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	. 007[1]	.009[1]	.004	.001	.001	.001
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—	—
Total from Investment Operations	.007	.009	.004	.001	.001	.001
Distributions
Dividends from Net Investment Income	(. 007)	(. 009)	(. 004)	(. 001)	(. 001)	(. 001)
Distributions from Realized Capital Gains	—	—	—	—	(.000)[2]	—
Total Distributions	(. 007)	(. 009)	(. 004)	(. 001)	(. 001)	(. 001)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[3]	0.66%	0.89%	0.38%	0.07%	0.06%	0.07%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$13,097	$11,997	$16,429	$28,988	$28,699	$27,015
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	1.33%	0.88%	0.38%	0.07%	0.05%	0.07%

The expense ratio and net investment income ratio for the current period have been annualized. Institutional Shares were renamed
Admiral Shares in December 2015. Prior periods’ Financial Highlights are for the Institutional class.
1 Calculated based on average shares outstanding.
2 Distribution was less than $.0001 per share.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

26

Prime Money Market Fund

Notes to Financial Statements

Vanguard Prime Money Market Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in short-term debt instruments of companies primarily operating in specific industries, particularly financial services; the issuers’ abilities to meet their obligations may be affected by economic developments in such industries. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. Effective December 2015, Institutional Shares were renamed Admiral Shares.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Securities are valued at amortized cost, which approximates market value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2014–2017), and for the period ended February 28, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 28, 2018, or at any time during the period then ended.

5. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

27

Prime Money Market Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 28, 2018, the fund had contributed to Vanguard capital in the amount of $5,001,000, representing 0.01% of the fund’s net assets and 2.00% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

Vanguard and the board of trustees have agreed to temporarily limit certain net operating expenses in excess of the fund’s daily yield in order to maintain a zero or positive yield for the fund. Vanguard and the board of trustees may terminate the temporary expense limitation at any time. The fund is not obligated to repay this amount to Vanguard. For the period ended February 28, 2018, the fund did not receive an expense reduction from Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At February 28, 2018, 100% of the market value of the fund’s investments was determined using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.

28

Prime Money Market Fund

D. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	February 28, 2018		August 31, 2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	26,018,983	26,019,141	64,128,512	64,127,620
Issued in Lieu of Cash Distributions	491,622	491,622	680,319	680,319
Redeemed	(27,075,566)	(27,075,566)	(80,134,465)	(80,134,468)
Net Increase (Decrease)—Investor Shares	(564,961)	(564,803)	(15,325,634)	(15,326,529)
Admiral Shares
Issued	4,368,242	4,368,085	8,144,434	8,145,324
Issued in Lieu of Cash Distributions	77,173	77,173	102,733	102,733
Redeemed	(3,345,048)	(3,345,048)	(12,679,548)	(12,679,548)
Net Increase (Decrease)—Admiral Shares	1,100,367	1,100,210	(4,432,381)	(4,431,491)

E. Management has determined that no material events or transactions occurred subsequent to February 28, 2018, that would require recognition or disclosure in these financial statements.

29

Federal Money Market Fund

Fund Profile
As of February 28, 2018

Financial Attributes
Ticker Symbol	VMFXX
Expense Ratio[1]	0.11%
7-Day SEC Yield	1.36%
Average Weighted
Maturity	48 days

Sector Diversification (% of portfolio)
U.S. Government Obligations	42.6%
U.S. Treasury Bills	40.3
Repurchase Agreements	17.1

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S.
government.

1 The expense ratio shown is from the prospectus dated December 22, 2017, and represents estimated costs for the current fiscal year.
For the six months ended February 28, 2018, the annualized expense ratio was 0.11%.

30

Federal Money Market Fund

Performance Summary

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) The returns shown do not reflect taxes that a shareholder would pay on fund distributions. You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time. The fund’s 7-day SEC yield reflects its current earnings more closely than do the average annual returns.

Fiscal-Year Total Returns (%): August 31, 2007, Through February 28, 2018
		US Gov’t Money
		Market Funds
		Average
Fiscal Year	Total Returns	Total Returns
2008	3.46%	2.71%
2009	1.06	0.43
2010	0.04	0.00
2011	0.02	0.00
2012	0.01	0.00
2013	0.01	0.00
2014	0.02	0.00
2015	0.01	0.00
2016	0.23	0.00
2017	0.57	0.19
2018	0.56	0.29
7-day SEC yield (2/28/2018): 1.36%
Government Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Note: For 2018, performance data reflect the six months ended February 28, 2018.

Average Annual Total Returns: Periods Ended December 31, 2017
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Federal Money Market Fund	7/13/1981	0.81%	0.24%	0.41%

See Financial Highlights for dividend information.

31

Federal Money Market Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2018

The fund reports a complete list of its holdings in various monthly and quarterly regulatory filings. The fund publishes its holdings on a monthly basis at vanguard.com and files them with the Securities and Exchange Commission on Form N-MFP. The fund’s Form N-MFP filings may be viewed at sec.gov or via a link on the “Portfolio Holdings” page on vanguard.com. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value •
		Yield[1]	Date	($000)	($000)
U. S. Government and Agency Obligations (82.9%)
2	Fannie Mae Discount Notes	1.305%	3/26/18	550,000	549,503
3	Federal Home Loan Bank Discount
	Notes	1.323%–1.325%	3/2/18	147,375	147,370
3	Federal Home Loan Bank Discount
	Notes	1.330%	3/8/18	533	533
3	Federal Home Loan Bank Discount
	Notes	1.353%	3/9/18	200,000	199,940
3	Federal Home Loan Bank Discount
	Notes	1.353%	3/12/18	500,000	499,794
3	Federal Home Loan Bank Discount
	Notes	1.342%–1.353%	3/14/18	866,500	866,078
3	Federal Home Loan Bank Discount
	Notes	1.167%–1.351%	3/16/18	1,029,000	1,028,430
3	Federal Home Loan Bank Discount
	Notes	1.348%	3/19/18	250,000	249,832
3	Federal Home Loan Bank Discount
	Notes	1.157%–1.372%	3/20/18	275,000	274,809
3	Federal Home Loan Bank Discount
	Notes	1.338%–1.358%	3/21/18	1,179,462	1,178,582
3	Federal Home Loan Bank Discount
	Notes	1.353%–1.359%	3/22/18	765,000	764,396
3	Federal Home Loan Bank Discount
	Notes	1.330%–1.369%	3/23/18	730,000	729,404
3	Federal Home Loan Bank Discount
	Notes	1.368%	3/26/18	500,000	499,526
3	Federal Home Loan Bank Discount
	Notes	1.369%	3/27/18	500,000	499,507
3	Federal Home Loan Bank Discount
	Notes	1.373%–1.384%	3/28/18	549,913	549,346
3	Federal Home Loan Bank Discount
	Notes	1.353%	3/29/18	1,800,000	1,798,110
3	Federal Home Loan Bank Discount
	Notes	1.423%	4/2/18	225,000	224,716

32

Federal Money Market Fund

				Face	Market
			Maturity	Amount	Value •
		Yield[1]	Date	($000)	($000)
3	Federal Home Loan Bank Discount
	Notes	1.414%–1.423%	4/4/18	1,145,250	1,143,715
3	Federal Home Loan Bank Discount
	Notes	1.212%–1.483%	4/6/18	911,909	910,616
3	Federal Home Loan Bank Discount
	Notes	1.233%–1.624%	4/11/18	680,000	678,969
3	Federal Home Loan Bank Discount
	Notes	1.580%	4/13/18	333,218	332,591
3	Federal Home Loan Bank Discount
	Notes	1.584%	4/17/18	600,000	598,762
3	Federal Home Loan Bank Discount
	Notes	1.233%	4/18/18	75,000	74,878
3	Federal Home Loan Bank Discount
	Notes	1.248%	4/20/18	215,000	214,630
3	Federal Home Loan Bank Discount
	Notes	1.627%	5/16/18	200,000	199,316
[3,4]	Federal Home Loan Banks	1.630%	3/2/18	250,000	250,000
[3,5]	Federal Home Loan Banks	1.560%	3/7/18	500,000	500,000
[3,5]	Federal Home Loan Banks	1.623%	3/23/18	500,000	500,000
[3,5]	Federal Home Loan Banks	1.508%	4/27/18	500,000	500,000
[3,5]	Federal Home Loan Banks	1.440%	5/1/18	500,000	500,000
[3,5]	Federal Home Loan Banks	1.414%	5/3/18	100,000	99,992
[3,5]	Federal Home Loan Banks	1.444%	5/9/18	500,000	500,000
[3,5]	Federal Home Loan Banks	1.455%	5/17/18	500,000	500,000
[3,5]	Federal Home Loan Banks	1.468%	5/23/18	750,000	750,000
[3,5]	Federal Home Loan Banks	1.486%	5/25/18	500,000	500,000
[3,5]	Federal Home Loan Banks	1.486%	5/25/18	500,000	500,000
[3,5]	Federal Home Loan Banks	1.486%	5/25/18	750,000	750,000
[3,5]	Federal Home Loan Banks	1.445%	6/1/18	500,000	500,000
[3,5]	Federal Home Loan Banks	1.445%	6/1/18	500,000	500,000
[3,5]	Federal Home Loan Banks	1.441%	6/12/18	350,000	350,000
[3,5]	Federal Home Loan Banks	1.441%	6/12/18	230,000	230,000
[3,5]	Federal Home Loan Banks	1.443%	6/13/18	250,000	250,000
[3,5]	Federal Home Loan Banks	1.448%	6/14/18	500,000	500,000
[3,5]	Federal Home Loan Banks	1.518%	6/28/18	500,000	500,000
[3,5]	Federal Home Loan Banks	1.450%	8/20/18	44,850	44,844
[3,5]	Federal Home Loan Banks	1.476%	8/24/18	1,750,000	1,750,000
[3,5]	Federal Home Loan Banks	1.506%	8/24/18	750,000	750,000
[3,5]	Federal Home Loan Banks	1.533%	8/28/18	250,000	250,000
[3,5]	Federal Home Loan Banks	1.533%	8/28/18	930,000	930,081
[3,5]	Federal Home Loan Banks	1.450%	9/18/18	240,000	239,957
[3,5]	Federal Home Loan Banks	1.516%	9/27/18	600,000	600,000
[3,5]	Federal Home Loan Banks	1.486%	10/26/18	1,000,000	1,000,000
[3,5]	Federal Home Loan Banks	1.489%	11/8/18	100,000	99,997
[3,5]	Federal Home Loan Banks	1.465%	11/20/18	1,000,000	1,000,000
[3,5]	Federal Home Loan Banks	1.514%	11/21/18	500,000	500,000
[3,5]	Federal Home Loan Banks	1.523%	11/23/18	230,000	230,000
[3,5]	Federal Home Loan Banks	1.556%	11/28/18	600,000	600,000
[2,5]	Federal Home Loan Mortgage Corp.	1.564%	3/9/18	650,000	650,000
[2,5]	Federal Home Loan Mortgage Corp.	1.595%	7/6/18	750,000	750,000
[2,5]	Federal Home Loan Mortgage Corp.	1.444%	8/20/18	2,000,000	2,000,000
[2,5]	Federal Home Loan Mortgage Corp.	1.460%	12/7/18	1,500,000	1,500,000
[2,5]	Federal Home Loan Mortgage Corp.	1.479%	8/8/19	1,000,000	1,000,000
[2,5]	Federal Home Loan Mortgage Corp.	1.481%	8/12/19	1,000,000	1,000,000

33

Federal Money Market Fund

				Face	Market
			Maturity	Amount	Value •
		Yield[1]	Date	($000)	($000)
[2,4]	Federal National Mortgage Assn.	1.592%	3/21/18	400,000	400,016
2	Freddie Mac Discount Notes	1.337%	3/1/18	25,121	25,121
2	Freddie Mac Discount Notes	1.167%	3/16/18	44,491	44,469
	United States Treasury Bill	1.564%	4/12/18	500,000	499,090
	United States Treasury Bill	1.444%	4/19/18	4,228,500	4,220,212
	United States Treasury Bill	1.268%	5/3/18	3,000,000	2,993,385
	United States Treasury Bill	1.309%–1.531%	5/10/18	2,500,000	2,493,462
	United States Treasury Bill	1.369%–1.576%	5/17/18	4,780,600	4,765,894
	United States Treasury Bill	1.425%	5/24/18	2,250,000	2,242,571
	United States Treasury Bill	1.445%–1.652%	5/31/18	3,750,000	3,735,601
	United States Treasury Bill	1.461%	6/7/18	1,875,000	1,867,599
	United States Treasury Bill	1.471%	6/14/18	1,923,000	1,914,811
	United States Treasury Bill	1.542%	6/28/18	3,500,000	3,482,299
	United States Treasury Bill	1.588%	7/5/18	1,500,000	1,491,731
	United States Treasury Bill	1.588%	7/12/18	1,500,000	1,491,272
	United States Treasury Bill	1.613%	7/19/18	1,500,000	1,490,667
	United States Treasury Bill	1.628%	7/26/18	1,000,000	993,405
	United States Treasury Bill	1.639%	8/2/18	750,000	744,783
	United States Treasury Bill	1.801%	8/16/18	500,000	495,835
	United States Treasury Bill	1.837%	8/23/18	1,743,600	1,728,174
6	United States Treasury Floating Rate Note	1.822%	10/31/18	600,000	600,004
Total U.S. Government and Agency Obligations (Cost $75,508,625)					75,508,625
Repurchase Agreements (18.7%)
	Bank of Montreal
	(Dated 2/1/18, Repurchase Value
	$500,513,000, collateralized by
	Treasury Inflation Indexed Note/Bond
	0.125%–3.875%, 7/15/26–2/15/47,
	and U.S. Treasury Note/Bond
	0.750%–3.625%, 5/31/18–2/15/48,
	with a value of $510,000,000)	1.320%	3/1/18	500,000	500,000
	Bank of Montreal
	(Dated 2/28/18, Repurchase Value
	$400,015,000, collateralized by
	Treasury Inflation Indexed Note/Bond
	0.125%–1.375%, 4/15/18–2/15/46,
	U. S. Treasury Bill 0.000%, 3/29/18,
	and U.S. Treasury Note/Bond
	1.375%–5.250%, 2/28/19–11/15/46,
	with a value of $408,000,000)	1.340%	3/1/18	400,000	400,000
	Bank of Montreal
	(Dated 1/29/18, Repurchase Value
	$250,484,000, collateralized by
	Treasury Inflation Indexed Note/Bond
	0.125%–2.125%, 7/15/19–2/15/47,
	and U.S. Treasury Note/Bond
	1.250%–3.750%, 5/31/19–8/15/46,
	with a value of $255,000,000)	1.340%	3/22/18	250,000	250,000

34

Federal Money Market Fund

			Face	Market
		Maturity	Amount	Value •
	Yield[1]	Date	($000)	($000)
Bank of Montreal
(Dated 1/29/18, Repurchase Value
$400,795,000, collateralized by
Treasury Inflation Indexed Note/Bond
0.125%–1.375%, 7/15/20–2/15/44,
and U.S. Treasury Note/Bond
1.375%–3.875%, 11/30/18–5/15/47,
with a value of $408,000,000)	1.350%	3/23/18	400,000	400,000
Bank of Nova Scotia
(Dated 2/28/18, Repurchase Value
$1,750,065,000, collateralized by
Treasury Inflation Indexed Note/Bond
0.125%–3.875%, 7/15/20–2/15/40,
U. S. Treasury Bill 0.000%, 4/12/18–1/3/19,
and U.S. Treasury Note/Bond
0.875%– 6.000%, 4/30/18–8/15/47,
with a value of $1,785,000,000)	1.340%	3/1/18	1,750,000	1,750,000
Canadian Imperial Bank of Commerce
(Dated 2/28/18, Repurchase Value
$3,500,130,000, collateralized by
Treasury Inflation Indexed Note/Bond
0.125%–3.625%, 4/15/20–4/15/28,
and U.S. Treasury Note/Bond
0.875%–4.375%, 10/15/18–11/15/46,
with a value of $3,570,000,000)	1.340%	3/1/18	3,500,000	3,500,000
Credit Agricole Corporate & Investment
Bank NY Branch (Dated 2/28/18,
Repurchase Value $2,000,075,000,
collateralized by Treasury Inflation
Indexed Note/Bond 0.125%, 7/15/26,
U. S. Treasury Bill 0.000%, 5/10/18,
and U.S. Treasury Note/Bond
1.125%–3.000%, 9/30/21–11/15/45,
with a value of $2,040,000,000)	1.350%	3/1/18	2,000,000	2,000,000
Credit Agricole Corporate &
Investment Bank NY Branch
(Dated 2/23/18, Repurchase Value
$300,079,000, collateralized by
U. S. Treasury Note/Bond 1.875%–2.875%,
10/31/22–11/15/46, with a value
of $306,000,000)	1.350%	3/2/18	300,000	300,000
Credit Agricole Corporate &
Investment Bank NY Branch
(Dated 2/27/18, Repurchase Value
$500,131,000, collateralized by
Treasury Inflation Indexed
Note/Bond 0.125%–3.625%,
4/15/22–4/15/28, and U.S.
Treasury Note/Bond 1.375%–3.125%,
9/30/19–11/15/41, with a value
of $510,000,000)	1.350%	3/6/18	500,000	500,000

35

Federal Money Market Fund

			Face	Market
		Maturity	Amount	Value •
	Yield[1]	Date	($000)	($000)
Credit Agricole Corporate &
Investment Bank NY Branch
(Dated 2/28/18, Repurchase Value
$1,200,317,000, collateralized by
Treasury Inflation Indexed Note/Bond
0.625%–3.375%, 1/15/19–2/15/48,
U. S. Treasury Bill 0.000%,
3/8/18–1/31/19, and U.S. Treasury
Note/Bond 0.750%–9.125%,
3/15/18–2/15/48, with a value
of $1,224,000,000)	1.360%	3/7/18	1,200,000	1,200,000
JP Morgan Securities LLC
(Dated 2/28/18, Repurchase Value
$45,002,000, collateralized by
U.S. Treasury Note/Bond 3.750%,
11/15/43, with a value of $45,902,000)	1.320%	3/1/18	45,000	45,000
JP Morgan Securities LLC
(Dated 2/28/18, Repurchase Value
$100,004,000, collateralized by
U.S. Treasury Note/Bond
1.875%–2.125%, 10/31/22–9/30/24,
with a value of $102,004,000)	1.320%	3/1/18	100,000	100,000
JP Morgan Securities LLC
(Dated 2/28/18, Repurchase Value
$500,018,000, collateralized by
Treasury Inflation Indexed Note/Bond
0.375%–0.625%, 1/15/26–7/15/27,
and U.S. Treasury Note/Bond
1.625%–1.875%, 8/31/22–9/30/22,
with a value of $510,002,000)	1.320%	3/1/18	500,000	500,000
JP Morgan Securities LLC
(Dated 2/28/18, Repurchase Value
$1,050,040,000, collateralized by
Treasury Inflation Indexed
Note/Bond 0.125%–3.875%,
1/15/19–2/15/44, with a value
of $1,071,013,000)	1.360%	3/1/18	1,050,000	1,050,000
Mizuho Securities (USA) Inc.
(Dated 2/28/18, Repurchase Value
$500,019,000, collateralized by
U. S. Treasury Note/Bond 1.125%–2.875%,
7/31/21–11/15/46, with a value
of $510,000,000)	1.350%	3/1/18	500,000	500,000
RBC Dominion Securities
(Dated 2/28/18, Repurchase Value
$250,009,000, collateralized by
U. S. Treasury Note/Bond 1.875%–3.625%,
12/31/19–11/15/27, with a value
of $255,000,000)	1.340%	3/1/18	250,000	250,000

36

Federal Money Market Fund

			Face	Market
		Maturity	Amount	Value •
	Yield[1]	Date	($000)	($000)
RBC Dominion Securities
(Dated 2/28/18, Repurchase Value
$2,500,093,000, collateralized
by Treasury Inflation Indexed
Note/Bond 0.125%–1.000%,
7/15/24–2/15/46, U.S. Treasury
Bill 0.000%, 5/24/18, and
U.S. Treasury Note/Bond
0.750%–4.500%, 3/31/18–5/15/47,
with a value of $2,550,000,000)	1.340%	3/1/18	2,500,000	2,500,000
RBC Dominion Securities
(Dated 2/28/18, Repurchase Value
$250,066,000, collateralized by
Treasury Inflation Indexed Note/Bond
0.750%, 2/15/45, and U.S. Treasury
Note/Bond 1.625%–2.250%,
3/31/19–11/15/27, with a value
of $255,000,000)	1.350%	3/7/18	250,000	250,000
TD Securities (USA) LLC
(Dated 2/28/18, Repurchase Value
$400,015,000, collateralized by
U.S. Treasury Note/Bond
3.625%–4.375%, 5/15/40–8/15/43,
with a value of $408,000,000)	1.340%	3/1/18	400,000	400,000
TD Securities (USA) LLC
(Dated 2/23/18, Repurchase Value
$200,053,000, collateralized by
U.S. Treasury Note/Bond
2.000%–2.250%, 3/31/21–2/15/23,
with a value of $204,000,000)	1.350%	3/2/18	200,000	200,000
TD Securities (USA) LLC
(Dated 2/28/18, Repurchase Value
$100,026,000, collateralized by
U.S. Treasury Note/Bond
1.250%–2.375%, 7/31/23–8/15/24,
with a value of $102,000,000)	1.350%	3/7/18	100,000	100,000
TD Securities (USA) LLC
(Dated 2/28/18, Repurchase Value
$275,073,000, collateralized by
U.S. Treasury Note/Bond
1.375%–2.125%, 2/28/19–8/15/25,
with a value of $280,500,000)	1.360%	3/7/18	275,000	275,000
Total Repurchase Agreements (Cost $16,970,000)				16,970,000
Total Investments (101.6%) (Cost $92,478,625)				92,478,625

37

Federal Money Market Fund

Amount
($000)
Other Assets and Liabilities (-1.6%)
Other Assets
Investment in Vanguard	4,519
Receivables for Accrued Income	15,245
Receivables for Capital Shares Issued	468,671
Other Assets	24,040
Total Other Assets	512,475
Liabilities
Payables for Investment Securities Purchased	(1,493,763)
Payables for Capital Shares Redeemed	(438,718)
Payables for Distributions	(1,334)
Payables to Vanguard	(4,096)
Total Liabilities	(1,937,911)
Net Assets (100%)
Applicable to 91,054,888,465 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	91,053,189
Net Asset Value Per Share	$1.00

At February 28, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	91,055,398
Undistributed Net Investment Income	114
Accumulated Net Realized Losses	(2,323)
Net Assets	91,053,189

• See Note A in Notes to Financial Statements.
1 Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
4 Adjustable-rate security based upon 3-month USD LIBOR plus spread.
5 Adjustable-rate security based upon 1-month USD LIBOR plus spread.
6 Adjustable-rate security based upon 3-month U.S. Treasury Bill Auction High Money Market Yield plus spread.

See accompanying Notes, which are an integral part of the Financial Statements.

38

Federal Money Market Fund

Statement of Operations

Six Months Ended
February28,2018
($000)
Investment Income
Income
Interest	514,711
Total Income	514,711
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,623
Management and Administrative	34,658
Marketing and Distribution	8,416
Custodian Fees	315
Shareholders’ Reports and Proxy	836
Trustees’ Fees and Expenses	44
Total Expenses	45,892
Net Investment Income	468,819
Realized Net Gain (Loss) on Investment Securities Sold	(1,783)
Net Increase (Decrease) in Net Assets Resulting from Operations	467,036

See accompanying Notes, which are an integral part of the Financial Statements.

39

Federal Money Market Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	468,819	402,841
Realized Net Gain (Loss)	(1,783)	(596)
Net Increase (Decrease) in Net Assets Resulting from Operations	467,036	402,245
Distributions
Net Investment Income	(468,754)	(402,787)
Realized Capital Gain	—	—
Total Distributions	(468,754)	(402,787)
Capital Share Transactions (at $1.00 per share)
Issued	44,071,135	88,362,924
Issued in Lieu of Cash Distributions	460,416	395,681
Redeemed	(32,928,229)	(48,110,472)
Net Increase (Decrease) from Capital Share Transactions	11,603,322	40,648,133
Total Increase (Decrease)	11,601,604	40,647,591
Net Assets
Beginning of Period	79,451,585	38,803,994
End of Period[1]	91,053,189	79,451,585

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $114,000 and $49,000.

See accompanying Notes, which are an integral part of the Financial Statements.

40

Federal Money Market Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	February 28,	Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	. 006[1]	.006[1]	.0022	.0001	.0001	.0001
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—	—
Total from Investment Operations	.006	.006	.0022	.0001	.0001	.0001
Distributions
Dividends from Net Investment Income	(.006)	(.006)	(.0022)	(.0001)	(.0001)	(.0001)
Distributions from Realized Capital Gains	—	—	—	—	(.0000)[2]	—
Total Distributions	(.006)	(.006)	(.0022)	(.0001)	(.0001)	(.0001)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[3]	0.56%	0.57%	0.23%	0.01%	0.02%	0.01%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$91,053	$79,452	$38,804	$3,325	$3,108	$3,522
Ratio of Total Expenses to
Average Net Assets	0.11%	0.11%	0.11%[4]	0.10% [4]	0.09% [4]	0.13% [4]
Ratio of Net Investment Income to
Average Net Assets	1.12%	0.60%	0.27%	0.01%	0.01%	0.01%

The expense ratio and net investment income ratio for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Distribution was less than $.0001 per share.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 The ratio of total expenses to average net assets before an expense reduction was 0.11% for 2016, 0.11% for 2015, 0.11% for 2014,
and 0.14% for 2013. For the six months ended February 28, 2018, and the year ended August 31, 2017, there were no expense reductions. See Note B in the Notes to Financial Statements.

See accompanying Notes, which are an integral part of the Financial Statements.

41

Federal Money Market Fund

Notes to Financial Statements

Vanguard Federal Money Market Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in short-term debt instruments issued by the U.S. government or its agencies and instrumentalities, and repurchase agreements collateralized by such instruments.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Securities are valued at amortized cost, which approximates market value.

2. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2014–2017), and for the period ended February 28, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 28, 2018, or at any time during the period then ended.

42

Federal Money Market Fund

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 28, 2018, the fund had contributed to Vanguard capital in the amount of $4,519,000, representing 0.01% of the fund’s net assets and 1.81% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

Vanguard and the board of trustees have agreed to temporarily limit certain net operating expenses in excess of the fund’s daily yield in order to maintain a zero or positive yield for the fund. Vanguard and the board of trustees may terminate the temporary expense limitation at any time. The fund is not obligated to repay this amount to Vanguard. For the period ended February 28, 2018, the fund did not receive an expense reduction from Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At February 28, 2018, 100% of the market value of the fund’s investments was determined using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.

D. Management has determined that no material events or transactions occurred subsequent to February 28, 2018, that would require recognition or disclosure in these financial statements.

43

Treasury Money Market Fund

Fund Profile
As of February 28, 2018

Financial Attributes
Ticker Symbol	VUSXX
Expense Ratio[1]	0.09%
7-Day SEC Yield	1.41%
Average Weighted
Maturity	55 days

Sector Diversification (% of portfolio)
U.S. Treasury Bills	100.0%

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S.
government.

1 The expense ratio shown is from the prospectus dated December 22, 2017, and represents estimated costs for the current fiscal year.
For the six months ended February 28, 2018, the annualized expense ratio was 0.09%.

44

Treasury Money Market Fund

Performance Summary

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) The returns shown do not reflect taxes that a shareholder would pay on fund distributions. You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time. The fund’s 7-day SEC yield reflects its current earnings more closely than do the average annual returns.

Fiscal-Year Total Returns (%): August 31, 2007, Through February 28, 2018
		iMoneyNet
		Average
Fiscal Year	Total Returns	Total Returns
2008	3.08%	2.08%
2009	0.70	0.17
2010	0.03	0.00
2011	0.02	0.00
2012	0.01	0.00
2013	0.02	0.00
2014	0.01	0.00
2015	0.01	0.00
2016	0.17	0.00
2017	0.54	0.19
2018	0.55	0.31
7-day SEC yield (2/28/2018): 1.41%
iMoneyNet Money Fund Report’s 100% Treasury Funds Average: Derived from data provided by iMoneyNet, Inc.
Note: For 2018, performance data reflect the six months ended February 28, 2018.

Average Annual Total Returns: Periods Ended December 31, 2017
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Treasury Money Market Fund	12/14/1992	0.79%	0.22%	0.35%

See Financial Highlights for dividend information.

45

Treasury Money Market Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2018

The fund reports a complete list of its holdings in various monthly and quarterly regulatory filings. The fund publishes its holdings on a monthly basis at vanguard.com and files them with the Securities and Exchange Commission on Form N-MFP. The fund’s Form N-MFP filings may be viewed at sec.gov or via a link on the “Portfolio Holdings” page on vanguard.com. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value •
		Yield[1]	Date	($000)	($000)
U. S. Government and Agency Obligations (102.4%)
	United States Treasury Bill	1.100%–1.175%	3/1/18	422,808	422,808
	United States Treasury Bill	1.293%–1.323%	3/29/18	1,547,450	1,545,880
	United States Treasury Bill	1.298%–1.378%	4/5/18	526,817	526,133
	United States Treasury Bill	1.425%–1.564%	4/12/18	2,155,068	2,151,458
	United States Treasury Bill	1.435%–1.516%	4/19/18	2,338,570	2,333,973
	United States Treasury Bill	1.422%–1.435%	4/26/18	2,023,860	2,019,359
	United States Treasury Bill	1.264%–1.430%	5/3/18	1,040,000	1,037,615
	United States Treasury Bill	1.491%–1.536%	5/10/18	987,575	984,722
	United States Treasury Bill	1.576%	5/17/18	1,778,819	1,772,846
	United States Treasury Bill	1.643%	5/24/18	800,000	796,946
	United States Treasury Bill	1.445%–1.652%	5/31/18	1,599,163	1,592,837
	United States Treasury Bill	1.461%	6/14/18	10,046	10,004
	United States Treasury Bill	1.853%	8/23/18	300,000	297,322
2	United States Treasury Floating
	Rate Note	1.842%	4/30/18	15,000	15,007
2	United States Treasury Floating
	Rate Note	1.822%	10/31/18	899,825	899,831
2	United States Treasury Floating
	Rate Note	1.652%	1/31/20	500,000	500,000
Total U.S. Government and Agency Obligations (Cost $16,906,741)					16,906,741
Total Investments (102.4%) (Cost $16,906,741)					16,906,741

46

Treasury Money Market Fund

Amount
($000)
Other Assets and Liabilities (-2.4%)
Other Assets
Investment in Vanguard	836
Receivables for Investment Securities Sold	602,101
Receivables for Accrued Income	1,886
Receivables for Capital Shares Issued	51,376
Other Assets	3,993
Total Other Assets	660,192
Liabilities
Payables for Investment Securities Purchased	(1,024,904)
Payables for Capital Shares Redeemed	(33,657)
Payables for Distributions	(562)
Payables to Vanguard	(604)
Total Liabilities	(1,059,727)
Net Assets (100%)
Applicable to 16,504,503,065 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	16,507,206
Net Asset Value Per Share	$1.00

At February 28, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	16,507,543
Undistributed Net Investment Income	16
Accumulated Net Realized Losses	(353)
Net Assets	16,507,206

• See Note A in Notes to Financial Statements.
1 Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.
2 Adjustable-rate security based upon 3-month U.S. Treasury Bill Auction High Money Market Yield plus spread.

See accompanying Notes, which are an integral part of the Financial Statements.

47

Treasury Money Market Fund

Statement of Operations

Six Months Ended
February28,2018
($000)
Investment Income
Income
Interest	94,609
Total Income	94,609
Expenses
The Vanguard Group—Note B
Investment Advisory Services	304
Management and Administrative	5,012
Marketing and Distribution	1,569
Custodian Fees	75
Shareholders’ Reports and Proxy	100
Trustees’ Fees and Expenses	6
Total Expenses	7,066
Net Investment Income	87,543
Realized Net Gain (Loss) on Investment Securities Sold	79
Net Increase (Decrease) in Net Assets Resulting from Operations	87,622

See accompanying Notes, which are an integral part of the Financial Statements.

48

Treasury Money Market Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	87,543	80,882
Realized Net Gain (Loss)	79	(407)
Net Increase (Decrease) in Net Assets Resulting from Operations	87,622	80,475
Distributions
Net Investment Income	(87,536)	(80,873)
Realized Capital Gain	—	—
Total Distributions	(87,536)	(80,873)
Capital Share Transactions (at $1.00 per share)
Issued	4,924,461	9,585,836
Issued in Lieu of Cash Distributions	84,508	78,567
Redeemed	(4,140,602)	(6,828,339)
Net Increase (Decrease) from Capital Share Transactions	868,367	2,836,064
Total Increase (Decrease)	868,453	2,835,666
Net Assets
Beginning of Period	15,638,753	12,803,087
End of Period[1]	16,507,206	15,638,753

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $16,000 and $9,000.

See accompanying Notes, which are an integral part of the Financial Statements.

49

Treasury Money Market Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	February 28,	Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	. 006[1]	.005[1]	.0017	.0001	.0001	.0002
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—	—
Total from Investment Operations	.006	.005	.0017	.0001	.0001	.0002
Distributions
Dividends from Net Investment Income	(.006)	(.005)	(.0017)	(.0001)	(.0001)	(.0002)
Distributions from Realized Capital Gains	—	—	—	—	(.0000)[2]	—
Total Distributions	(.006)	(.005)	(.0017)	(.0001)	(.0001)	(0002)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[3]	0.55%	0.54%	0.17%	0.01%	0.01%	0.02%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$16,507	$15,639	$12,803	$9,388	$10,365	$11,660
Ratio of Total Expenses to
Average Net Assets	0.09%	0.09%	0.09%[4]	0.04% [4]	0.05% [4]	0.08% [4]
Ratio of Net Investment Income to
Average Net Assets	1.12%	0.55%	0.18%	0.01%	0.01%	0.02%

The expense ratio and net investment income ratio for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Distributions from realized capital gains were less than $.0001 per share.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 The ratio of total expenses to average net assets before an expense reduction was 0.09% for 2016, 0.09% for 2015, 0.09% for
2014, and 0.09% for 2013. For the six months ended February 28, 2018, and the year ended August 31, 2017, there were no expense reductions. See Note B in the Notes to Financial Statements.

See accompanying Notes, which are an integral part of the Financial Statements.

50

Treasury Money Market Fund

Notes to Financial Statements

Vanguard Treasury Money Market Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in short-term debt instruments backed by the full faith and credit of the U.S. government.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Securities are valued at amortized cost, which approximates market value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2014–2017), and for the period ended February 28, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 28, 2018, or at any time during the period then ended.

5. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

51

Treasury Money Market Fund

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 28, 2018, the fund had contributed to Vanguard capital in the amount of $836,000, representing 0.01% of the fund’s net assets and 0.33% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

Vanguard and the board of trustees have agreed to temporarily limit certain net operating expenses in excess of the fund’s daily yield in order to maintain a zero or positive yield for the fund. Vanguard and the board of trustees may terminate the temporary expense limitation at any time. The fund is not obligated to repay this amount to Vanguard. For the six months ended February 28, 2018, the fund did not receive an expense reduction from Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At February 28, 2018, 100% of the market value of the fund’s investments was determined using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.

D. Management has determined that no material events or transactions occurred subsequent to February 28, 2018, that would require recognition or disclosure in these financial statements.

52

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

53

Six Months Ended February 28, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	8/31/2017	2/28/2018	Period
Based on Actual Fund Return
Prime Money Market Fund
Investor Shares	$1,000.00	$1,006.30	$0.80
Admiral Shares	1,000.00	1,006.60	0.50
Federal Money Market Fund	$1,000.00	$1,005.56	$0.55
Treasury Money Market Fund	$1,000.00	$1,005.54	$0.45
Based on Hypothetical 5% Yearly Return
Prime Money Market Fund
Investor Shares	$1,000.00	$1,024.00	$0.80
Admiral Shares	1,000.00	1,024.30	0.50
Federal Money Market Fund	$1,000.00	$1,024.25	$0.55
Treasury Money Market Fund	$1,000.00	$1,024.35	$0.45

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for the period are: for the Prime Money Market Fund, 0.16% for Investor Shares and 0.10% for Admiral Shares; for the Federal Money Market
Fund, 0.11%; and for the Treasury Money Market Fund, 0.09%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

54

Glossary

SEC Yields. A money market fund’s 7-day SEC yield is calculated by annualizing its income distributions for the previous seven days, as required by the U.S. Securities and Exchange Commission.

Average Weighted Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid. The figure reflects the proportion of fund assets represented by each security.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

55

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 208 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	Source for Bloomberg Barclays indexes: Bloomberg
Direct Investor Account Services > 800-662-2739	Index Services Limited. Copyright 2018, Bloomberg. All
rights reserved.
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q302 042018

Semiannual Report | February 28, 2018

Vanguard S&P Mid-Cap 400 Index Funds

Vanguard S&P Mid-Cap 400 Index Fund

Vanguard S&P Mid-Cap 400 Value Index Fund

Vanguard S&P Mid-Cap 400 Growth Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	3
Results of Proxy Voting.	6
S&P Mid-Cap 400 Index Fund.	8
S&P Mid-Cap 400 Value Index Fund.	26
S&P Mid-Cap 400 Growth Index Fund.	44
About Your Fund’s Expenses.	61
Glossary.	63

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• Mid-capitalization growth stocks generally outpaced their value counterparts during the six months ended February 28, 2018. The broad stock market recorded robust returns for most of the period as corporate earnings improved and investors paid more for those earnings. These trends were reflected in the performance of the Vanguard S&P Mid-Cap 400 Index Funds.

• Results ranged from almost 6% for Vanguard S&P Mid-Cap 400 Value Index Fund to about 11% for Vanguard S&P Mid-Cap 400 Growth Index Fund. Vanguard S&P Mid-Cap 400 Index Fund, which includes both value and growth stocks, returned more than 8%.

• Each fund closely tracked its target index. The Index Fund exceeded the average return of its mid-cap peer group, while the Growth and Value Index Funds lagged their peers.

• Financial, information technology, industrial, and consumer discretionary stocks were among the top contributors to all three funds. The real estate and utilities sectors posted negative returns.

Total Returns: Six Months Ended February 28, 2018
Total
Returns
Vanguard S&P Mid-Cap 400 Index Fund
ETF Shares
Market Price	8.49%
Net Asset Value	8.48
Institutional Shares	8.52
S&P MidCap 400 Index	8.55
Mid-Cap Core Funds Average	7.90
Mid-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard S&P Mid-Cap 400 Value Index Fund
ETF Shares
Market Price	5.83%
Net Asset Value	5.76
Institutional Shares	5.83
S&P MidCap 400 Value Index	5.85
Mid-Cap Value Funds Average	6.49
Mid-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

1

Total
Returns
Vanguard S&P Mid-Cap 400 Growth Index Fund
ETF Shares
Market Price	11.03%
Net Asset Value	11.02
Institutional Shares	11.08
S&P MidCap 400 Growth Index	11.11
Mid-Cap Growth Funds Average	11.34
Mid-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The
Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749;
7,925,573; 8,090,646; and 8,417,623.
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock
Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the
Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Expense Ratios
Your Fund Compared With Its Peer Group
	ETF	Institutional	Peer Group
	Shares	Shares	Average
S&P Mid-Cap 400 Index Fund	0.15%	0.08%	1.15%
S&P Mid-Cap 400 Value Index Fund	0.20	0.08	1.15
S&P Mid-Cap 400 Growth Index Fund	0.20	0.08	1.21

The fund expense ratios shown are from the prospectus dated December 22, 2017, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2018, the funds’ annualized expense ratios were: for the S&P Mid-Cap 400 Index Fund, 0.15%
for ETF Shares and 0.08% for Institutional Shares; for the S&P Mid-Cap 400 Value Index Fund, 0.20% for ETF Shares and 0.08% for
Institutional Shares; and for the S&P Mid-Cap 400 Growth Index Fund, 0.20% for ETF Shares and 0.08% for Institutional Shares.
Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2017.

Peer groups: For the S&P Mid-Cap 400 Index Fund, Mid-Cap Core Funds; for the S&P Mid-Cap 400 Value Index Fund, Mid-Cap Value Funds;
and for the S&P Mid-Cap 400 Growth Index Fund, Mid-Cap Growth Funds.

2

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

As I begin my tenure as Vanguard’s fourth chief executive, I’ve been reflecting on both the past and the future of the company where I have spent my entire professional career.

I feel extremely fortunate to have the chance to lead a company filled with people who come to work every day passionate about Vanguard’s core purpose: to take a stand for all investors, to treat them fairly, and to give them the best chance for investment success.

Making a real difference

When I joined Vanguard in 1991, I found a mission-driven team focused on improving lives—helping people retire more comfortably, put their children through college, and achieve financial security. I found a company with purpose in an industry ripe for improvement.

It was clear, even early in my career, that the cards were stacked against most investors. Hidden fees, performance-chasing, and poor advice were relentlessly eroding investors’ dreams.

We knew Vanguard could be different and, as a result, could make a real difference. Over the past 25 years, for example, Vanguard has lowered our funds’ asset-weighted average expense ratio

3

from 0.31% to 0.12%. And over the past decade, 94% of our funds have beaten the average annual return of their peers.1

Focused on your success

Vanguard is built for Vanguard investors—as a client-owned company, we focus solely on you, our fund shareholders. Everything we do is designed to give our clients the best chance for investment success. In my role as CEO, I intend to keep this priority front and center. We’re proud of what we’ve achieved, but we’re even more excited about what’s to come.

As I write this, we’ve experienced a period of pronounced market volatility. Strong economic growth and budding signs of inflation have raised concerns about a more aggressive Federal Reserve. Although volatility can test investors’ nerves, we sometimes think of this as “Vanguard weather”—a time when having a disciplined, low-cost, and long-term approach to investment management serves investors well.

Market Barometer
	Total Returns
	Periods Ended February 28, 2018
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	10.62%	16.70%	14.56%
Russell 2000 Index (Small-caps)	8.30	10.51	12.19
Russell 3000 Index (Broad U.S. market)	10.45	16.22	14.37
FTSE All-World ex US Index (International)	7.84	21.50	6.69

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-2.18%	0.51%	1.71%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-1.24	2.50	2.57
Citigroup Three-Month U.S. Treasury Bill Index	0.59	0.98	0.27

CPI
Consumer Price Index	1.41%	2.21%	1.41%

The performance data shown represent past performance, which is not a guarantee of future results.

1 For the ten-year period through December 31, 2017, 9 of 9 Vanguard money market funds, 56 of 60 bond funds, 21 of 22 balanced funds, and 131 of 140 stock funds, or 217 of 231 Vanguard funds, outperformed their peer-group averages. Sources: Vanguard, based on data from Lipper, a Thomson Reuters Company.

4

Steady, time-tested guidance

Our guidance for investors, as always, is to stay the course, tune out the hyperbolic headlines, and focus on your goals and what you can control, such as costs and how much you save. This time-tested advice has served our clients well over the decades.

Regardless of how the markets perform in the short term, I’m incredibly optimistic about the future for our investors. We have a dedicated team serving you, and we will never stop striving to make Vanguard the best place for you to invest through our high-quality funds and services, advice and guidance to help you meet your financial goals, and an experience that makes you feel good about entrusting us with your hard-earned savings.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley
President and Chief Executive Officer
March 19, 2018

5

Results of Proxy Voting

At a special meeting of shareholders on November 15, 2017, fund shareholders approved the following proposals:

Proposal 1—Elect trustees for the fund.*

The individuals listed in the table below were elected as trustees for the fund. All trustees with the exception of Ms. Mulligan, Ms. Raskin, and Mr. Buckley (each of whom already serves as a director of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
Mortimer J. Buckley	9,281,319,082	271,149,701	97.2%
Emerson U. Fullwood	9,233,627,321	318,841,462	96.7%
Amy Gutmann	9,180,258,885	372,209,899	96.1%
JoAnn Heffernan Heisen	9,203,859,497	348,609,287	96.4%
F. Joseph Loughrey	9,266,102,164	286,366,620	97.0%
Mark Loughridge	9,194,614,438	357,854,345	96.3%
Scott C. Malpass	9,160,256,693	392,212,090	95.9%
F. William McNabb III	9,281,230,095	271,238,689	97.2%
Deanna Mulligan	9,181,747,156	370,721,628	96.1%
André F. Perold	9,107,402,388	445,066,396	95.3%
Sarah Bloom Raskin	9,115,014,439	437,454,345	95.4%
Peter F. Volanakis	9,200,130,944	352,337,840	96.3%
* Results are for all funds within the same trust.

Proposal 2—Approve a manager-of-managers arrangement with third-party investment advisors.

This arrangement enables the fund to enter into and materially amend investment advisory arrangements with third-party investment advisors, subject to the approval of the fund’s board of trustees and certain conditions imposed by the Securities and Exchange Commission, while avoiding the costs and delays associated with obtaining future shareholder approval.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
S&P Mid-Cap 400 Growth Index Fund	3,011,064	171,640	437,246	560,331	72.0%
S&P Mid-Cap 400 Index Fund	4,572,925	317,195	360,679	1,237,185	70.5%
S&P Mid-Cap 400 Value Index Fund	2,945,441	178,559	638,755	596,606	67.6%

6

Proposal 3—Approve a manager-of-managers arrangement with wholly owned subsidiaries of Vanguard.

This arrangement enables Vanguard or the fund to enter into and materially amend investment advisory arrangements with wholly owned subsidiaries of Vanguard, subject to the approval of the fund’s board of trustees and any conditions imposed by the Securities and Exchange Commission (SEC), while avoiding the costs and delays associated with obtaining future shareholder approval. The ability of the fund to operate in this manner is contingent upon the SEC’s approval of a pending application for an order of exemption.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
S&P Mid-Cap 400 Growth Index Fund	3,024,566	176,474	418,911	560,331	72.4%
S&P Mid-Cap 400 Index Fund	4,588,697	316,306	345,795	1,237,185	70.7%
S&P Mid-Cap 400 Value Index Fund	2,971,111	178,988	612,656	596,606	68.2%

7

S&P Mid-Cap 400 Index Fund

Fund Profile
As of February 28, 2018

Share-Class Characteristics
	ETF	Institutional
	Shares	Shares
Ticker Symbol	IVOO	VSPMX
Expense Ratio[1]	0.15%	0.08%
30-Day SEC Yield	1.42%	1.49%

Portfolio Characteristics
			DJ
		S&P	U.S. Total
		MidCap	Market
	Fund	400 Index	FA Index
Number of Stocks	400	400	3,746
Median Market Cap	$5.2B	$5.2B	$68.2B
Price/Earnings Ratio	20.3x	20.2x	21.7x
Price/Book Ratio	2.3x	2.3x	3.0x
Return on Equity	11.4%	11.4%	15.0%
Earnings Growth
Rate	9.3%	9.4%	8.5%
Dividend Yield	1.5%	1.5%	1.7%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	7%	—	—
Short-Term
Reserves	-0.1%	—	—

Volatility Measures
		DJ
	S&P	U.S. Total
	MidCap	Market
	400 Index	FA Index
R-Squared	1.00	0.84
Beta	1.00	1.00
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
SVB Financial Group	Regional Banks	0.7%
Take-Two Interactive	Home Entertainment
Software Inc.	Software	0.7
MSCI Inc.	Financial Exchanges
	& Data	0.7
Broadridge Financial	Data Processing &
Solutions Inc.	Outsourced Services	0.7
Bioverativ Inc.	Biotechnology	0.6
ABIOMED Inc.	Health Care
	Equipment	0.6
Teleflex Inc.	Health Care
	Equipment	0.6
Steel Dynamics Inc.	Steel	0.6
IDEX Corp.	Industrial Machinery	0.6
Reinsurance Group of
America Inc.	Reinsurance	0.6
Top Ten		6.4%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 22, 2017, and represent estimated costs for the current fiscal year.
For the six months ended February 28, 2018, the annualized expense ratios were 0.15% for ETF Shares and 0.08% for Institutional Shares.

8

S&P Mid-Cap 400 Index Fund

Sector Diversification (% of equity exposure)
			DJ
		S&P	U.S. Total
		MidCap	Market
	Fund	400 Index	FA Index
Consumer Discretionary	12.0%	12.0%	13.0%
Consumer Staples	3.7	3.7	6.8
Energy	3.8	3.8	5.2
Financials	17.9	17.9	15.4
Health Care	8.1	8.1	13.4
Industrials	15.3	15.3	10.8
Information Technology	18.5	18.5	24.2
Materials	7.2	7.2	3.3
Real Estate	8.4	8.4	3.5
Telecommunication
Services	0.2	0.2	1.7
Utilities	4.9	4.9	2.7

Sector categories are based on the Global Industry Classification
Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

9

S&P Mid-Cap 400 Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 7, 2010, Through February 28, 2018

Note: For 2018, performance data reflect the six months ended February 28, 2018.

Average Annual Total Returns: Periods Ended December 31, 2017
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
ETF Shares	9/7/2010
Market Price		16.09%	14.84%	15.04%
Net Asset Value		16.10	14.86	15.03
Institutional Shares	3/28/2011[1]	16.18	14.94	12.16

1 Institutional Shares were first issued on December 15, 2010, and the sole shareholder redeemed shortly thereafter. Institutional Shares were next issued on March 28, 2011. The total returns shown are based on the period beginning March 28, 2011.

See Financial Highlights for dividend and capital gains information.

10

S&P Mid-Cap 400 Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.7%)[1]
Consumer Discretionary (12.0%)
*	NVR Inc.	4,141	11,774
	Domino’s Pizza Inc.	52,054	11,577
	Service Corp.
	InternationaL	223,148	8,352
	Polaris Industries Inc.	69,231	7,892
	Toll Brothers Inc.	175,158	7,677
	Gentex Corp.	337,922	7,674
	Thor Industries Inc.	58,331	7,525
*	Live Nation Entertainment
	Inc.	159,474	7,144
	Pool Corp.	47,807	6,599
	Carter’s Inc.	56,316	6,571
*	Skechers U. S. A. Inc.
	Class A	159,387	6,522
	Dunkin’ Brands Group Inc.	107,497	6,438
	Brunswick Corp.	104,366	5,970
	Six Flags Entertainment
	Corp.	92,737	5,944
	Cinemark Holdings Inc.	126,133	5,368
	Delphi Technologies plc	105,871	5,055
	Williams-Sonoma Inc.	92,488	4,787
	Dana Inc.	172,442	4,582
	Cracker Barrel Old
	Country Store Inc.	28,557	4,458
	Texas Roadhouse Inc.
	Class A	77,853	4,302
	American Eagle Outfitters
	Inc.	200,267	3,859
	ILG Inc.	125,536	3,811
	Cable One Inc.	5,585	3,803
	Bed Bath & Beyond Inc.	170,456	3,655
	New York Times Co.
	Class A	149,887	3,612
*	Deckers Outdoor Corp.	38,052	3,599
*,^	AutoNation Inc.	70,581	3,544
	Churchill Downs Inc.	13,489	3,483

	Boyd Gaming Corp.	97,703	3,457
	Wendy’s Co.	216,272	3,450
	Aaron’s Inc.	74,144	3,426
	John Wiley & Sons Inc.
	Class A	53,065	3,409
*	Urban Outfitters Inc.	95,375	3,366
*	Adtalem Global Education
	Inc.	72,233	3,326
	TEGNA Inc.	256,000	3,292
	Graham Holdings Co.
	Class B	5,509	3,196
	Jack in the Box Inc.	35,030	3,155
*	AMC Networks Inc.
	Class A	59,985	3,153
	Dick’s Sporting Goods Inc.	98,460	3,153
*	Michaels Cos. Inc.	131,451	3,025
	Tupperware Brands Corp.	60,589	2,972
*	Helen of Troy Ltd.	32,466	2,924
*	Murphy USA Inc.	38,528	2,894
	Big Lots Inc.	50,541	2,840
*	Scientific Games Corp.	62,973	2,799
	KB Home	100,226	2,781
*	TRI Pointe Group Inc.	179,122	2,746
*,^	Tempur Sealy
	International Inc.	54,836	2,711
	Meredith Corp.	47,100	2,699
*	Sally Beauty Holdings Inc.	152,924	2,575
	Cheesecake Factory Inc.	50,694	2,357
*	Sotheby’s	44,387	2,050
^	Dillard’s Inc. Class A	25,015	2,040
	Cooper Tire & Rubber Co.	61,056	1,914
	Brinker International Inc.	55,116	1,898
	GameStop Corp. Class A	120,613	1,892
^	Papa John’s International
	Inc.	30,456	1,759
	Office Depot Inc.	613,019	1,612
	International Speedway
	Corp. Class A	29,113	1,310
			249,758

11

S&P Mid-Cap 400 Index Fund

			Market
			Value•
		Shares	($000)
Consumer Staples (3.7%)
	Ingredion Inc.	85,542	11,175
	Lamb Weston Holdings
	Inc.	173,985	9,411
*	Post Holdings Inc.	78,695	5,963
	Casey’s General Stores
	Inc.	45,502	5,110
	Snyder’s-Lance Inc.	102,075	5,091
	Flowers Foods Inc.	219,530	4,553
*	Hain Celestial Group Inc.	123,529	4,296
	Nu Skin Enterprises Inc.
	Class A	58,923	4,148
	Energizer Holdings Inc.	72,293	3,939
*	Sprouts Farmers Market
	Inc.	147,346	3,796
*	Edgewell Personal Care
	Co.	66,694	3,345
	Sanderson Farms Inc.	23,829	2,935
	Lancaster Colony Corp.	23,200	2,745
*	TreeHouse Foods Inc.	68,126	2,590
*	United Natural Foods Inc.	60,500	2,582
*	Boston Beer Co. Inc.
	Class A	10,315	1,682
*	Avon Products Inc.	524,696	1,380
	Dean Foods Co.	108,447	940
^	Tootsie Roll Industries Inc.	22,653	757
			76,438
Energy (3.8%)
	HollyFrontier Corp.	211,007	9,037
*	WPX Energy Inc.	473,491	6,690
*	Energen Corp.	115,665	6,328
^	Core Laboratories NV	52,488	5,404
	Murphy Oil Corp.	193,041	4,894
	Patterson-UTI Energy Inc.	264,709	4,783
*	Transocean Ltd.	497,812	4,535
	CNX Resources Corp.	246,584	3,963
	PBF Energy Inc. Class A	131,019	3,840
*	Matador Resources Co.	114,923	3,317
*	Callon Petroleum Co.	240,328	2,540
*	QEP Resources Inc.	286,886	2,473
	Nabors Industries Ltd.	378,151	2,447
	Ensco plc Class A	519,158	2,305
	SM Energy Co.	122,278	2,243
*	Southwestern Energy Co.	608,454	2,172
	Oceaneering International
	Inc.	117,004	2,151
*	Dril-Quip Inc.	45,077	2,031
*	Gulfport Energy Corp.	196,197	1,903
	World Fuel Services Corp.	80,512	1,840
*	Rowan Cos. plc Class A	135,281	1,645
*	Superior Energy Services
	Inc.	182,275	1,558

*,^	Diamond Offshore
	Drilling Inc.	76,793	1,113
			79,212
Financials (17.9%)
*	SVB Financial Group	62,782	15,631
	MSCI Inc. Class A	107,202	15,171
	Reinsurance Group of
	America Inc. Class A	76,668	11,791
	SEI Investments Co.	155,590	11,332
	East West Bancorp Inc.	172,063	11,279
*	Alleghany Corp.	18,377	11,139
^	FactSet Research
	Systems Inc.	46,553	9,459
*	Signature Bank	63,898	9,341
	American Financial Group
	Inc.	81,811	9,228
	MarketAxess Holdings Inc.	44,737	9,055
	PacWest Bancorp	153,475	8,002
	New York Community
	Bancorp Inc.	582,010	7,927
	WR Berkley Corp.	114,530	7,832
	First American Financial
	Corp.	131,797	7,648
	Janus Henderson Group
	plc	214,714	7,588
	Eaton Vance Corp.	140,556	7,440
	First Horizon National
	Corp.	386,333	7,360
	Brown & Brown Inc.	137,723	7,250
	Bank of the Ozarks	144,543	7,211
	Cullen/Frost Bankers Inc.	68,419	7,115
	Synovus Financial Corp.	142,339	7,017
	Commerce Bancshares
	Inc.	111,799	6,459
	Sterling Bancorp	267,453	6,218
	Prosperity Bancshares Inc.	82,713	6,204
	RenaissanceRe Holdings
	Ltd.	47,640	6,111
	Webster Financial Corp.	109,603	5,982
	Interactive Brokers Group
	Inc.	85,064	5,903
	Old Republic International
	Corp.	292,014	5,849
	Pinnacle Financial
	Partners Inc.	87,799	5,667
	Wintrust Financial Corp.	66,566	5,626
*	SLM Corp.	514,051	5,608
	Umpqua Holdings Corp.	262,101	5,585
	Hanover Insurance Group
	Inc.	50,447	5,444
	FNB Corp.	384,698	5,393
*	Texas Capital Bancshares
	Inc.	59,090	5,330

12

S&P Mid-Cap 400 Index Fund

			Market
			Value•
		Shares	($000)
	Hancock Holding Co.	101,408	5,243
	Stifel Financial Corp.	81,492	5,205
	Primerica Inc.	52,667	5,135
	Associated Banc-Corp	200,980	4,964
	Chemical Financial Corp.	84,732	4,676
	TCF Financial Corp.	204,698	4,565
	CNO Financial Group Inc.	199,751	4,502
	United Bankshares Inc.	124,999	4,437
	Home BancShares Inc.	188,213	4,327
	Bank of Hawaii Corp.	50,551	4,146
	MB Financial Inc.	99,805	4,093
	Legg Mason Inc.	100,506	4,011
	Valley National Bancorp	313,456	3,909
	UMB Financial Corp.	52,238	3,813
	Fulton Financial Corp.	208,444	3,773
	Cathay General Bancorp	90,427	3,713
	Federated Investors Inc.
	Class B	112,909	3,679
	Washington Federal Inc.	103,770	3,601
	Kemper Corp.	58,196	3,282
	BancorpSouth Bank	100,002	3,150
	Aspen Insurance
	Holdings Ltd.	70,732	2,575
	Trustmark Corp.	80,581	2,517
	International Bancshares
	Corp.	64,490	2,493
	Mercury General Corp.	43,477	1,984
*	Genworth Financial Inc.
	Class A	594,318	1,617
			372,605
Health Care (8.0%)
*	Bioverativ Inc.	128,742	13,477
*	ABIOMED Inc.	49,998	13,408
	Teleflex Inc.	53,621	13,396
*	WellCare Health Plans Inc.	52,994	10,276
	STERIS plc	101,230	9,242
	West Pharmaceutical
	Services Inc.	88,377	7,708
*	Catalent Inc.	158,128	6,602
	Hill-Rom Holdings Inc.	78,337	6,554
*	Bio-Rad Laboratories Inc.
	Class A	24,061	6,497
	Bio-Techne Corp.	44,586	6,302
*	Encompass Health Corp.	117,510	6,259
*	MEDNAX Inc.	111,466	6,128
*	Charles River
	Laboratories
	International Inc.	56,372	6,010
*	United Therapeutics Corp.	51,429	5,958
*	Masimo Corp.	56,578	4,952
*	LivaNova plc	51,625	4,633
*	Medidata Solutions Inc.	69,577	4,568
*	Globus Medical Inc.	86,306	4,112
*	Molina Healthcare Inc.	52,324	3,783

*	Acadia Healthcare Co. Inc.	97,260	3,706
*	Allscripts Healthcare
	Solutions Inc.	215,123	2,984
*	NuVasive Inc.	60,686	2,935
*	Syneos Health Inc.	67,087	2,811
*	Halyard Health Inc.	55,715	2,751
*	LifePoint Health Inc.	46,932	2,163
*	Prestige Brands Holdings
	Inc.	63,149	2,134
*,^	Tenet Healthcare Corp.	96,199	1,982
*	Akorn Inc.	111,679	1,892
*	Mallinckrodt plc	113,122	1,887
*	Endo International plc	239,285	1,509
	Owens & Minor Inc.	72,930	1,197
			167,816
Industrials (15.3%)
	IDEX Corp.	90,949	12,442
	Old Dominion Freight
	Line Inc.	81,388	11,306
*	Copart Inc.	239,378	11,205
	ManpowerGroup Inc.	78,883	9,344
	Lennox International Inc.	44,750	9,157
	Orbital ATK Inc.	68,665	9,068
	Graco Inc.	200,452	8,890
	Hubbell Inc. Class B	65,109	8,533
	Wabtec Corp.	101,698	8,272
	Toro Co.	128,282	8,155
	Nordson Corp.	60,428	8,102
*	JetBlue Airways Corp.	381,651	8,034
*	Teledyne Technologies
	Inc.	42,179	7,843
	Carlisle Cos. Inc.	73,786	7,593
	Knight-Swift
	Transportation Holdings
	Inc.	152,495	7,344
	Donaldson Co. Inc.	154,642	7,339
	Curtiss-Wright Corp.	52,525	7,090
	Oshkosh Corp.	89,478	7,063
*	AECOM	187,606	6,662
	Lincoln Electric Holdings
	Inc.	73,581	6,441
	Watsco Inc.	36,318	6,006
	Trinity Industries Inc.	180,662	5,897
	Rollins Inc.	114,159	5,739
	Crane Co.	60,047	5,543
	Dun & Bradstreet Corp.	43,983	5,500
	Landstar System Inc.	49,901	5,429
	EMCOR Group Inc.	70,001	5,342
	ITT Inc.	104,748	5,256
	AGCO Corp.	78,487	5,227
*	Genesee & Wyoming Inc.
	Class A	73,410	5,104
*	Kirby Corp.	63,950	4,796
	Woodward Inc.	65,597	4,646

13

S&P Mid-Cap 400 Index Fund

			Market
			Value•
		Shares	($000)
	MSC Industrial Direct Co.
	Inc. Class A	53,012	4,638
	Ryder System Inc.	63,019	4,561
	Brink’s Co.	60,082	4,416
*	KLX Inc.	61,205	4,142
	Deluxe Corp.	57,300	4,068
*	Dycom Industries Inc.	36,823	4,023
	Kennametal Inc.	96,472	3,975
	Healthcare Services
	Group Inc.	87,203	3,962
	Valmont Industries Inc.	26,917	3,960
	Terex Corp.	95,094	3,948
*	Avis Budget Group Inc.	85,314	3,854
	Regal Beloit Corp.	52,752	3,814
	Timken Co.	81,299	3,561
	EnerSys	50,160	3,496
	MSA Safety Inc.	40,306	3,250
	GATX Corp.	45,604	3,144
*	Clean Harbors Inc.	61,696	3,080
	Pitney Bowes Inc.	222,344	2,757
	Granite Construction Inc.	47,451	2,757
	Herman Miller Inc.	71,176	2,555
	KBR Inc.	166,792	2,525
*	Esterline Technologies
	Corp.	31,416	2,322
	Werner Enterprises Inc.	53,399	1,989
	HNI Corp.	51,714	1,912
*	NOW Inc.	128,206	1,217
			318,294
Information Technology (18.4%)
*	Take-Two Interactive
	Software Inc.	135,757	15,187
	Broadridge Financial
	Solutions Inc.	138,741	13,927
*	Trimble Inc.	299,681	11,367
	Cognex Corp.	206,137	11,072
*	IPG Photonics Corp.	44,674	10,974
	Jack Henry & Associates
	Inc.	91,940	10,785
	CDK Global Inc.	156,344	10,738
	Leidos Holdings Inc.	169,267	10,716
	Teradyne Inc.	233,483	10,600
*	Keysight Technologies
	Inc.	220,640	10,372
*	PTC Inc.	137,606	10,150
*	Microsemi Corp.	139,967	9,084
*	Fortinet Inc.	178,001	8,984
*	Zebra Technologies Corp.	63,311	8,746
*	Arrow Electronics Inc.	104,712	8,542
*	Tyler Technologies Inc.	41,584	8,446
*	Ultimate Software Group
	Inc.	33,782	8,056
	LogMeIn Inc.	62,702	7,245

	MKS Instruments Inc.	64,625	7,196
*	WEX Inc.	47,499	7,103
	Cypress Semiconductor
	Corp.	397,132	6,938
	National Instruments
	Corp.	127,606	6,452
	Avnet Inc.	143,931	6,146
*	Coherent Inc.	29,319	6,132
	Littelfuse Inc.	29,499	6,121
*	First Solar Inc.	96,960	6,094
	Fair Isaac Corp.	35,695	6,066
	DST Systems Inc.	71,677	5,961
	Blackbaud Inc.	57,235	5,868
	Sabre Corp.	248,258	5,702
	Jabil Inc.	210,229	5,695
*	ARRIS International plc	210,080	5,357
	Monolithic Power
	Systems Inc.	45,459	5,321
*	Teradata Corp.	144,018	5,303
	MAXIMUS Inc.	77,529	5,193
*	Integrated Device
	Technology Inc.	158,103	4,797
	Versum Materials Inc.	129,539	4,795
*	NCR Corp.	144,963	4,784
*	Silicon Laboratories Inc.	50,680	4,739
*,^	ViaSat Inc.	64,457	4,498
*	CoreLogic Inc.	98,035	4,461
*	Cree Inc.	116,844	4,420
	SYNNEX Corp.	34,722	4,293
*	Tech Data Corp.	41,317	4,270
	j2 Global Inc.	57,610	4,264
*	Ciena Corp.	169,812	3,935
	Science Applications
	International Corp.	51,486	3,727
	Belden Inc.	50,196	3,651
*	Manhattan Associates Inc.	82,040	3,454
*	Cirrus Logic Inc.	75,801	3,359
*	ACI Worldwide Inc.	141,192	3,339
	InterDigital Inc.	41,325	2,967
	Vishay Intertechnology
	Inc.	157,018	2,889
*	NetScout Systems Inc.	103,749	2,754
*	CommVault Systems Inc.	51,140	2,662
*	Acxiom Corp.	94,318	2,581
	Convergys Corp.	110,023	2,554
*	Cars.com Inc.	85,211	2,334
*	VeriFone Systems Inc.	133,600	2,218
	Plantronics Inc.	39,377	2,128
*	Synaptics Inc.	40,522	1,883
*	Knowles Corp.	106,468	1,537
	Diebold Nixdorf Inc.	89,942	1,412
*,^	3D Systems Corp.	135,693	1,289
			383,633

14

S&P Mid-Cap 400 Index Fund

			Market
			Value•
		Shares	($000)
Materials (7.2%)
	Steel Dynamics Inc.	282,042	13,044
	Chemours Co.	220,409	10,472
	United States Steel Corp.	207,895	9,045
	RPM International Inc.	158,944	7,911
	Reliance Steel &
	Aluminum Co.	86,783	7,825
	AptarGroup Inc.	74,153	6,631
	Olin Corp.	197,897	6,432
	Royal Gold Inc.	77,902	6,292
	Eagle Materials Inc.	57,875	5,801
	Sonoco Products Co.	118,311	5,675
	Valvoline Inc.	241,158	5,525
	Ashland Global Holdings
	Inc.	73,959	5,238
	Louisiana-Pacific Corp.	172,433	4,914
	Bemis Co. Inc.	108,074	4,765
	NewMarket Corp.	11,007	4,600
	Cabot Corp.	73,733	4,437
	Scotts Miracle-Gro Co.	48,665	4,372
*	Owens-Illinois Inc.	194,016	4,183
	PolyOne Corp.	96,173	3,973
*	Allegheny Technologies
	Inc.	149,806	3,881
	Sensient Technologies
	Corp.	51,764	3,724
	Commercial Metals Co.	137,928	3,352
	Domtar Corp.	74,639	3,341
	Minerals Technologies Inc.	42,112	2,893
	Carpenter Technology
	Corp.	55,745	2,840
	Silgan Holdings Inc.	88,053	2,505
	Compass Minerals
	International Inc.	40,275	2,429
	Worthington Industries
	Inc.	53,229	2,355
	Greif Inc. Class A	30,761	1,771
			150,226
Real Estate (8.4%)
	Camden Property Trust	110,292	8,791
	Jones Lang LaSalle Inc.	54,000	8,673
	Kilroy Realty Corp.	117,104	7,975
	Liberty Property Trust	175,460	6,889
	Douglas Emmett Inc.	189,671	6,781
	National Retail Properties
	Inc.	180,958	6,739
	Lamar Advertising Co.
	Class A	100,002	6,647
	DCT Industrial Trust Inc.	110,847	6,135
^	Omega Healthcare
	Investors Inc.	235,740	6,007
	American Campus
	Communities Inc.	162,345	5,922
	CyrusOne Inc.	108,651	5,422

	Medical Properties Trust
	Inc.	433,388	5,313
	Highwoods Properties Inc.	122,873	5,285
	Rayonier Inc.	153,473	5,216
	Hospitality Properties
	Trust	195,614	4,976
	EPR Properties	76,262	4,395
	Life Storage Inc.	55,381	4,351
	Senior Housing Properties
	Trust	282,764	4,281
	Taubman Centers Inc.	72,265	4,225
	Cousins Properties Inc.	499,803	4,168
	First Industrial Realty
	Trust Inc.	142,695	4,000
	Healthcare Realty Trust
	Inc.	148,607	3,945
	Weingarten Realty
	Investors	142,197	3,858
	CoreSite Realty Corp.	40,710	3,821
	PotlatchDeltic Corp.	71,448	3,655
	JBG SMITH Properties	111,187	3,630
	Sabra Health Care REIT
	Inc.	212,110	3,580
	LaSalle Hotel Properties	134,810	3,307
	GEO Group Inc.	147,686	3,146
^	Uniti Group Inc.	196,369	3,014
	Corporate Office
	Properties Trust	118,592	2,960
	CoreCivic Inc.	140,751	2,926
	Education Realty Trust Inc.	90,189	2,808
	Urban Edge Properties	126,034	2,720
^	Tanger Factory Outlet
	Centers Inc.	112,556	2,512
	Mack-Cali Realty Corp.	106,975	1,807
	Alexander & Baldwin Inc.	80,340	1,767
	Washington Prime Group
	Inc.	221,204	1,449
*	Quality Care Properties
	Inc.	111,706	1,384
			174,480
Telecommunication Services (0.1%)
	Telephone & Data
	Systems Inc.	109,239	3,063

Utilities (4.9%)
	Atmos Energy Corp.	132,139	10,636
	UGI Corp.	206,313	8,890
	Westar Energy Inc.
	Class A	169,113	8,241
	Great Plains Energy Inc.	256,762	7,485
	OGE Energy Corp.	237,781	7,452
	Aqua America Inc.	211,603	7,235
	MDU Resources Group
	Inc.	232,527	6,113

15

S&P Mid-Cap 400 Index Fund

		Market
		Value•
	Shares	($000)
Vectren Corp.	98,826	5,954
WGL Holdings Inc.	61,193	5,095
National Fuel Gas Co.	100,580	4,972
IDACORP Inc.	60,000	4,863
Hawaiian Electric
Industries Inc.	129,555	4,270
ONE Gas Inc.	62,413	3,969
New Jersey Resources
Corp.	103,604	3,947
Southwest Gas Holdings
Inc.	56,898	3,748
PNM Resources Inc.	94,853	3,339
Black Hills Corp.	63,704	3,236
NorthWestern Corp.	57,895	2,957
		102,402
Total Common Stocks
(Cost $1,824,065)		2,077,927
Temporary Cash Investments (0.7%)[1]
Money Market Fund (0.7%)
[2,3] Vanguard Market Liquidity
Fund, 1.601%	144,675	14,466

	Face
	Amount
	($000)
U. S. Government and Agency Obligations (0.0%)
United States Treasury
Bill, 1.432%, 4/26/18	100	100
4 United States Treasury
Bill, 1.509%, 6/21/18	600	597
		697
Total Temporary Cash Investments
(Cost $15,164)		15,163
Total Investments (100.4%)
(Cost $1,839,229)		2,093,090

Amount
($000)
Other Assets and Liabilities (-0.4%)
Other Assets
Investment in Vanguard	115
Receivables for Accrued Income	2,351
Receivables for Capital Shares Issued	243
Other Assets	33
Total Other Assets	2,742
Liabilities
Payables for Investment Securities
Purchased	(4)
Collateral for Securities on Loan	(10,083)
Payables for Capital Shares Redeemed	(376)
Payables to Vanguard	(407)
Variation Margin Payable—
Futures Contracts	(78)
Total Liabilities	(10,948)
Net Assets (100%)	2,084,884

At February 28, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	1,851,373
Undistributed Net Investment Income	1,464
Accumulated Net Realized Losses	(21,736)
Unrealized Appreciation (Depreciation)
Investment Securities	253,861
Futures Contracts	(78)
Net Assets	2,084,884

ETF Shares—Net Assets
Applicable to 6,675,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	838,442
Net Asset Value Per Share—
ETF Shares	$125.61

16

S&P Mid-Cap 400 Index Fund

Amount
($000)
Institutional Shares—Net Assets
Applicable to 4,975,265 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,246,442
Net Asset Value Per Share—
Institutional Shares	$250.53

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $9,452,000.
1 The fund invests a portion of its cash reserves in equity
markets through the use of index futures contracts. After
giving effect to futures investments, the fund’s effective
common stock and temporary cash investment positions
represent 100.0% and 0.4%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard
funds and certain trusts and accounts managed by Vanguard.
Rate shown is the 7-day yield.
3 Includes $10,083,000 of collateral received for securities on loan.
4 Securities with a value of $507,000 have been segregated
as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P Mid-Cap 400 Index	March 2018	34	6,339	(78)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

17

S&P Mid-Cap 400 Index Fund

Statement of Operations

Six Months Ended
February28,2018
($000)
Investment Income
Income
Dividends	14,182
Interest[1]	62
Securities Lending—Net	153
Total Income	14,397
Expenses
The Vanguard Group—Note B
Investment Advisory Services	253
Management and Administrative—ETF Shares	421
Management and Administrative—Institutional Shares	287
Marketing and Distribution—ETF Shares	25
Marketing and Distribution—Institutional Shares	15
Custodian Fees	28
Shareholders’ Reports and Proxy—ETF Shares	46
Shareholders’ Reports and Proxy—Institutional Shares	19
Trustees’ Fees and Expenses	1
Total Expenses	1,095
Net Investment Income	13,302
Realized Net Gain (Loss)
Investment Securities Sold[1]	30,969
Futures Contracts	881
Realized Net Gain (Loss)	31,850
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	114,036
Futures Contracts	(151)
Change in Unrealized Appreciation (Depreciation)	113,885
Net Increase (Decrease) in Net Assets Resulting from Operations	159,037
1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $54,000, ($4,000), and ($2,000), respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

18

S&P Mid-Cap 400 Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	13,302	23,046
Realized Net Gain (Loss)	31,850	91,321
Change in Unrealized Appreciation (Depreciation)	113,885	68,439
Net Increase (Decrease) in Net Assets Resulting from Operations	159,037	182,806
Distributions
Net Investment Income
ETF Shares	(6,567)	(8,335)
Institutional Shares	(10,341)	(14,448)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(16,908)	(22,783)
Capital Share Transactions
ETF Shares	56,135	181,495
Institutional Shares	41,310	170,668
Net Increase (Decrease) from Capital Share Transactions	97,445	352,163
Total Increase (Decrease)	239,574	512,186
Net Assets
Beginning of Period	1,845,310	1,333,124
End of Period[1]	2,084,884	1,845,310
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $1,464,000 and $5,070,000.

See accompanying Notes, which are an integral part of the Financial Statements.

19

S&P Mid-Cap 400 Index Fund

Financial Highlights

ETF Shares
Six Months
	Ended
For a Share Outstanding	February 28,	Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$116.74	$105.51	$95.87	$97.19	$79.72	$65.20
Investment Operations
Net Investment Income	.786[1]	1.510[1]	1.393	1.330	1.016	1.133[1]
Net Realized and Unrealized Gain (Loss)
on Investments	9.103	11.294	10.091	(1.425)	17.285	14.112
Total from Investment Operations	9.889	12.804	11.484	(.095)	18.301	15.245
Distributions
Dividends from Net Investment Income	(1.019)	(1.574)	(1.844)	(1.225)	(.831)	(.725)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.019)	(1.574)	(1.844)	(1.225)	(.831)	(.725)
Net Asset Value, End of Period	$125.61	$116.74	$105.51	$95.87	$97.19	$79.72

Total Return	8.48%	12.22%	12.19%	-0.12%	23.06%	23.57%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$838	$727	$485	$379	$345	$191
Ratio of Total Expenses to
Average Net Assets	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%
Ratio of Net Investment Income to
Average Net Assets	1.32%	1.34%	1.56%	1.45%	1.28%	1.50%
Portfolio Turnover Rate[2]	7%	13%	11%	12%	14%	10%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on averages shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

20

S&P Mid-Cap 400 Index Fund

Financial Highlights

Institutional Shares
Six Months
	Ended
For a Share Outstanding	February 28,	Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$232.82	$210.40	$191.51	$194.13	$159.20	$130.17
Investment Operations
Net Investment Income	1.658[1]	3.176[1]	3.171	2.794	2.135	2.355[1]
Net Realized and Unrealized Gain (Loss)
on Investments	18.159	22.516	19.869	(2.844)	34.537	28.174
Total from Investment Operations	19.817	25.692	23.040	(. 050)	36.672	30.529
Distributions
Dividends from Net Investment Income	(2.107)	(3.272)	(4.150)	(2.570)	(1.742)	(1.499)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(2.107)	(3.272)	(4.150)	(2.570)	(1.742)	(1.499)
Net Asset Value, End of Period	$250.53	$232.82	$210.40	$191.51	$194.13	$159.20

Total Return	8.52%	12.31%	12.26%	-0.04%	23.16%	23.65%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,246	$1,119	$848	$665	$523	$216
Ratio of Total Expenses to
Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.08%	0.08%
Ratio of Net Investment Income to
Average Net Assets	1.39%	1.41%	1.63%	1.52%	1.35%	1.57%
Portfolio Turnover Rate[2]	7%	13%	11%	12%	14%	10%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

21

S&P Mid-Cap 400 Index Fund

Notes to Financial Statements

Vanguard S&P Mid-Cap 400 Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 28, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

22

S&P Mid-Cap 400 Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2014–2017), and for the period ended February 28, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 28, 2018, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

23

S&P Mid-Cap 400 Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 28, 2018, the fund had contributed to Vanguard capital in the amount of $115,000, representing 0.01% of the fund’s net assets and 0.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of February 28, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	2,077,927	—	—
Temporary Cash Investments	14,466	697	—
Futures Contracts—Liabilities[1]	(78)	—	—
Total	2,092,315	697	—
1 Represents variation margin on the last day of the reporting period.

24

S&P Mid-Cap 400 Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2018, the fund realized $28,332,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2017, the fund had available capital losses totaling $25,181,000 that may be carried forward indefinitely to offset future capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2018; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2018, the cost of investment securities for tax purposes was $1,839,229,000.

Net unrealized appreciation of investment securities for tax purposes was $253,861,000, consisting of unrealized gains of $385,295,000 on securities that had risen in value since their purchase and $131,434,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 28, 2018, the fund purchased $254,539,000 of investment securities and sold $156,834,000 of investment securities, other than temporary cash investments. Purchases and sales include $92,515,000, and $85,316,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	February 28, 2018		August 31, 2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	145,886	1,175	530,214	4,625
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(89,751)	(725)	(348,719)	(3,000)
Net Increase (Decrease)—ETF Shares	56,135	450	181,495	1,625
Institutional Shares
Issued	127,788	514	301,445	1,345
Issued in Lieu of Cash Distributions	10,088	41	14,259	64
Redeemed	(96,566)	(384)	(145,036)	(634)
Net Increase (Decrease)—Institutional Shares	41,310	171	170,668	775

G. Management has determined that no material events or transactions occurred subsequent to February 28, 2018, that would require recognition or disclosure in these financial statements.

25

S&P Mid-Cap 400 Value Index Fund

Fund Profile
As of February 28, 2018

Share-Class Characteristics
	ETF	Institutional
	Shares	Shares
Ticker Symbol	IVOV	VMFVX
Expense Ratio[1]	0.20%	0.08%
30-Day SEC Yield	1.82%	1.94%

Portfolio Characteristics
		S&P	DJ
		MidCap	U.S. Total
		400 Value	Market
	Fund	Index	FA Index
Number of Stocks	298	296	3,746
Median Market Cap	$4.5B	$4.5B	$68.2B
Price/Earnings Ratio	15.7x	15.7x	21.7x
Price/Book Ratio	1.6x	1.6x	3.0x
Return on Equity	9.5%	9.5%	15.0%
Earnings Growth
Rate	7.1%	7.2%	8.5%
Dividend Yield	2.0%	2.0%	1.7%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	34%	—	—
Short-Term
Reserves	-0.1%	—	—

Volatility Measures
	S&P	DJ
	MidCap	U.S. Total
	400 Value	Market
	Index	FA Index
R-Squared	1.00	0.73
Beta	1.00	1.02
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Steel Dynamics Inc.	Steel	1.3%
Reinsurance Group of
America Inc.	Reinsurance	1.2
Alleghany Corp.	Reinsurance	1.1
Leidos Holdings Inc.	IT Consulting &
	Other Services	1.1
Atmos Energy Corp.	Gas Utilities	1.1
ManpowerGroup Inc.	Human Resource &
	Employment
	Services	0.9
American Financial
Group Inc.	Multi-line Insurance	0.9
United States Steel
Corp.	Steel	0.9
HollyFrontier Corp.	Oil & Gas Refining &
	Marketing	0.9
UGI Corp.	Gas Utilities	0.9
Top Ten		10.3%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 22, 2017, and represent estimated costs for the current fiscal year.
For the six months ended February 28, 2018, the annualized expense ratios were 0.20% for ETF Shares and 0.08% for Institutional Shares.

26

S&P Mid-Cap 400 Value Index Fund

Sector Diversification (% of equity exposure)
		S&P	DJ
		MidCap	U.S. Total
		400 Value	Market
	Fund	Index	FA Index
Consumer Discretionary	9.6%	9.6%	13.0%
Consumer Staples	4.7	4.7	6.8
Energy	7.6	7.7	5.2
Financials	19.2	19.2	15.4
Health Care	4.2	4.1	13.4
Industrials	14.6	14.6	10.8
Information Technology	11.3	11.3	24.2
Materials	10.1	10.1	3.3
Real Estate	9.9	9.9	3.5
Telecommunication
Services	0.3	0.3	1.7
Utilities	8.5	8.5	2.7

Sector categories are based on the Global Industry Classification
Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

27

S&P Mid-Cap 400 Value Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 7, 2010, Through February 28, 2018

Note: For 2018, performance data reflect the six months ended February 28, 2018.

Average Annual Total Returns: Periods Ended December 31, 2017
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
ETF Shares	9/7/2010
Market Price		12.13%	14.60%	14.57%
Net Asset Value		12.13	14.61	14.57
Institutional Shares	11/2/2010	12.27	14.75	13.53

See Financial Highlights for dividend and capital gains information.

S&P Mid-Cap 400 Value Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.7%)[1]
Consumer Discretionary (9.6%)
	Cinemark Holdings Inc.	103,644	4,411
	Williams-Sonoma Inc.	76,003	3,934
	Bed Bath & Beyond Inc.	140,081	3,003
^,*	AutoNation Inc.	58,000	2,912
	Aaron’s Inc.	60,896	2,814
*	Urban Outfitters Inc.	78,333	2,764
*	Adtalem Global Education
	Inc.	59,326	2,732
	TEGNA Inc.	210,374	2,705
	Brunswick Corp.	47,163	2,698
	Graham Holdings Co.
	Class B	4,525	2,625
	Dick’s Sporting Goods
	Inc.	80,870	2,589
*	Michaels Cos. Inc.	107,964	2,484
	Gentex Corp.	105,503	2,396
*	Murphy USA Inc.	31,646	2,377
	Big Lots Inc.	41,514	2,333
	Cracker Barrel Old
	Country Store Inc.	14,079	2,198
*	Sally Beauty Holdings Inc.	125,599	2,115
	Cheesecake Factory Inc.	41,639	1,936
	John Wiley & Sons Inc.
	Class A	27,020	1,736
^	Dillard’s Inc. Class A	20,546	1,676
	Carter’s Inc.	14,344	1,674
	Cooper Tire & Rubber Co.	50,142	1,572
	Brinker International Inc.	45,268	1,559
	GameStop Corp. Class A	99,071	1,554
*	Deckers Outdoor Corp.	15,624	1,478
	Tupperware Brands Corp.	28,366	1,391
	Wendy’s Co.	87,033	1,388
	Dana Inc.	51,006	1,355
	Office Depot Inc.	503,514	1,324

	American Eagle
	Outfitters Inc.	67,442	1,300
^,*	Tempur Sealy
	International Inc.	26,121	1,291
*	Helen of Troy Ltd.	14,132	1,273
	Texas Roadhouse Inc.
	Class A	21,748	1,202
	Cable One Inc.	1,743	1,187
	International Speedway
	Corp. Class A	23,913	1,076
	Meredith Corp.	17,409	998
*	AMC Networks Inc.
	Class A	18,228	958
	Jack in the Box Inc.	10,070	907
	ILG Inc.	28,865	876
^	Papa John’s International
	Inc.	15,010	867
			77,668
Consumer Staples (4.7%)
	Ingredion Inc.	37,950	4,958
*	Post Holdings Inc.	64,660	4,900
	Casey’s General Stores
	Inc.	37,391	4,199
	Snyder’s-Lance Inc.	83,864	4,183
*	Edgewell Personal Care
	Co.	54,781	2,747
*	TreeHouse Foods Inc.	55,952	2,127
*	United Natural Foods Inc.	49,691	2,120
*	Hain Celestial Group Inc.	60,897	2,118
	Flowers Foods Inc.	99,206	2,058
	Nu Skin Enterprises Inc.
	Class A	26,618	1,874
	Energizer Holdings Inc.	33,263	1,812
*	Avon Products Inc.	430,290	1,132
	Lancaster Colony Corp.	9,148	1,083
	Dean Foods Co.	89,077	772
	Sanderson Farms Inc.	6,262	771

29

S&P Mid-Cap 400 Value Index Fund

			Market
			Value•
		Shares	($000)
*	Boston Beer Co. Inc.
	Class A	4,490	732
^	Tootsie Roll Industries
	Inc.	10,050	336
			37,922
Energy (7.6%)
	HollyFrontier Corp.	173,361	7,425
*	WPX Energy Inc.	389,067	5,497
*	Energen Corp.	95,047	5,200
	Murphy Oil Corp.	158,640	4,022
	Patterson-UTI Energy Inc.	217,528	3,931
*	Transocean Ltd.	409,078	3,727
	CNX Resources Corp.	202,524	3,255
	PBF Energy Inc. Class A	107,607	3,154
	Core Laboratories NV	25,015	2,576
*	Callon Petroleum Co.	197,380	2,086
*	QEP Resources Inc.	235,629	2,031
	Nabors Industries Ltd.	310,577	2,009
	Ensco plc Class A	426,399	1,893
	SM Energy Co.	100,428	1,842
*	Southwestern Energy Co.	499,796	1,784
	Oceaneering International
	Inc.	96,092	1,766
*	Dril-Quip Inc.	37,022	1,668
*	Gulfport Energy Corp.	161,140	1,563
*	Matador Resources Co.	53,802	1,553
	World Fuel Services Corp.	66,127	1,511
*	Rowan Cos. plc Class A	111,108	1,351
*	Superior Energy Services
	Inc.	149,705	1,280
^,*	Diamond Offshore Drilling
	Inc.	63,067	914
			62,038
Financials (19.4%)
	Reinsurance Group of
	America Inc. Class A	62,981	9,686
*	Alleghany Corp.	15,098	9,152
	American Financial Group
	Inc.	67,208	7,581
	PacWest Bancorp	126,090	6,574
	New York Community
	Bancorp Inc.	478,248	6,514
	WR Berkley Corp.	94,088	6,434
	First Horizon National
	Corp.	317,413	6,047
	Prosperity Bancshares Inc.	67,958	5,097
*	Signature Bank	33,598	4,912
	Old Republic International
	Corp.	239,921	4,806
	Umpqua Holdings Corp.	215,343	4,589
	Hanover Insurance Group
	Inc.	41,445	4,472
	FNB Corp.	316,090	4,432
	Stifel Financial Corp.	66,957	4,276

	Associated Banc-Corp	165,144	4,079
	Chemical Financial Corp.	69,598	3,841
	TCF Financial Corp.	168,136	3,749
	United Bankshares Inc.	102,682	3,645
	Legg Mason Inc.	82,674	3,299
	Valley National Bancorp	257,536	3,211
	UMB Financial Corp.	42,912	3,133
	Fulton Financial Corp.	171,245	3,099
	Cullen/Frost Bankers Inc.	26,981	2,806
	First American Financial
	Corp.	47,638	2,764
	Commerce Bancshares
	Inc.	44,076	2,546
	Hancock Holding Co.	46,649	2,412
	RenaissanceRe Holdings
	Ltd.	18,788	2,410
	Brown & Brown Inc.	40,724	2,144
	Aspen Insurance Holdings
	Ltd.	58,095	2,115
	Wintrust Financial Corp.	24,611	2,080
	Trustmark Corp.	66,248	2,070
	Webster Financial Corp.	37,824	2,064
	International Bancshares
	Corp.	52,997	2,048
	Weingarten Realty
	Investors	71,245	1,933
	Pinnacle Financial
	Partners Inc.	29,575	1,909
	Home BancShares Inc.	80,387	1,848
	Bank of Hawaii Corp.	21,598	1,771
	Washington Federal Inc.	50,305	1,746
	Sterling Bancorp	74,712	1,737
	MB Financial Inc.	40,175	1,648
	Mercury General Corp.	35,717	1,630
*	SLM Corp.	135,161	1,475
	BancorpSouth Bank	44,385	1,398
*	Genworth Financial Inc.
	Class A	488,142	1,328
	Cathay General Bancorp	27,493	1,129
	Janus Henderson Group
	plc	4	—
			157,639
Health Care (4.1%)
*	MEDNAX Inc.	91,587	5,035
*	WellCare Health Plans Inc.	16,544	3,208
*	Acadia Healthcare Co. Inc.	79,879	3,043
	STERIS plc	32,430	2,961
	West Pharmaceutical
	Services Inc.	27,589	2,406
*	Syneos Health Inc.	55,099	2,309
*	Halyard Health Inc.	45,756	2,259
*	LifePoint Health Inc.	38,546	1,777
*	Molina Healthcare Inc.	21,925	1,585
*	Mallinckrodt plc	92,910	1,550

30

S&P Mid-Cap 400 Value Index Fund

			Market
			Value•
		Shares	($000)
*	United Therapeutics Corp.	13,099	1,518
*	Endo International plc	196,526	1,239
*	Allscripts Healthcare
	Solutions Inc.	84,807	1,176
	Owens & Minor Inc.	59,905	983
*	NuVasive Inc.	19,936	964
^,*	Tenet Healthcare Corp.	46,590	960
*	Prestige Brands Holdings
	Inc.	17,116	579
			33,552
Industrials (14.5%)
	ManpowerGroup Inc.	64,805	7,677
*	JetBlue Airways Corp.	313,558	6,600
*	AECOM	154,149	5,474
	Trinity Industries Inc.	148,433	4,845
	EMCOR Group Inc.	57,516	4,389
	AGCO Corp.	64,487	4,295
*	Genesee & Wyoming Inc.
	Class A	60,311	4,193
	Wabtec Corp.	49,296	4,010
*	Kirby Corp.	52,541	3,941
	Ryder System Inc.	51,779	3,747
	Carlisle Cos. Inc.	31,523	3,244
	Hubbell Inc. Class B	24,607	3,225
*	Avis Budget Group Inc.	70,069	3,166
	Regal Beloit Corp.	43,327	3,132
	Oshkosh Corp.	38,225	3,017
	Knight-Swift
	Transportation Holdings
	Inc.	62,638	3,017
	EnerSys	41,197	2,871
	GATX Corp.	37,458	2,582
	Watsco Inc.	15,517	2,566
	Crane Co.	27,627	2,550
*	Clean Harbors Inc.	50,670	2,530
	Curtiss-Wright Corp.	18,555	2,505
	Lincoln Electric Holdings
	Inc.	27,809	2,434
	Donaldson Co. Inc.	49,548	2,351
	Pitney Bowes Inc.	182,617	2,264
	Dun & Bradstreet Corp.	17,346	2,169
	MSC Industrial Direct Co.
	Inc. Class A	23,958	2,096
	KBR Inc.	136,991	2,074
	ITT Inc.	40,450	2,030
	Valmont Industries Inc.	13,044	1,919
*	Esterline Technologies
	Corp.	25,801	1,907
	Kennametal Inc.	45,976	1,894
	Terex Corp.	45,319	1,882
	Woodward Inc.	25,330	1,794
	Deluxe Corp.	24,002	1,704
	HNI Corp.	42,473	1,571
	Timken Co.	32,066	1,404

	Landstar System Inc.	12,709	1,383
	Granite Construction Inc.	17,928	1,042
*	NOW Inc.	105,308	999
	MSA Safety Inc.	11,257	908
	Werner Enterprises Inc.	20,613	768
			118,169
Information Technology (11.2%)
	Leidos Holdings Inc.	139,060	8,804
*	Arrow Electronics Inc.	86,028	7,018
	Avnet Inc.	118,260	5,050
*	ARRIS International plc	172,611	4,402
*	Take-Two Interactive
	Software Inc.	39,034	4,367
*	Keysight Technologies Inc.	92,446	4,346
*	NCR Corp.	119,113	3,931
	SYNNEX Corp.	28,531	3,528
*	Tech Data Corp.	33,950	3,508
*	PTC Inc.	46,348	3,419
*	Ciena Corp.	139,531	3,233
	Science Applications
	International Corp.	42,288	3,061
	DST Systems Inc.	33,565	2,792
	Sabre Corp.	116,266	2,671
*	First Solar Inc.	40,625	2,553
*	ViaSat Inc.	33,365	2,328
*	NetScout Systems Inc.	85,209	2,262
	Cypress Semiconductor
	Corp.	123,988	2,166
	Convergys Corp.	90,366	2,097
*	Cree Inc.	51,822	1,960
*	VeriFone Systems Inc.	109,717	1,821
	Belden Inc.	23,098	1,680
*	Teradata Corp.	43,779	1,612
*	Synaptics Inc.	33,279	1,546
*	ACI Worldwide Inc.	56,821	1,344
*	Knowles Corp.	87,445	1,263
	Vishay Intertechnology Inc.	65,771	1,210
*	Acxiom Corp.	43,380	1,187
	Diebold Nixdorf Inc.	73,870	1,160
*	Manhattan Associates Inc.	26,288	1,107
*	CommVault Systems Inc.	20,576	1,071
^,*	3D Systems Corp.	111,348	1,058
*	Cars.com Inc.	32,192	882
	Plantronics Inc.	14,870	803
			91,240
Materials (10.1%)
	Steel Dynamics Inc.	231,715	10,717
	United States Steel Corp.	170,802	7,432
	Reliance Steel &
	Aluminum Co.	71,305	6,430
	Sonoco Products Co.	97,196	4,662
	Ashland Global Holdings
	Inc.	60,767	4,303
	Bemis Co. Inc.	88,796	3,915

31

S&P Mid-Cap 400 Value Index Fund

			Market
			Value•
		Shares	($000)
	RPM International Inc.	74,435	3,705
	Cabot Corp.	60,581	3,646
*	Owens-Illinois Inc.	159,398	3,437
*	Allegheny Technologies
	Inc.	123,086	3,189
	AptarGroup Inc.	31,066	2,778
	Commercial Metals Co.	113,283	2,753
	Domtar Corp.	61,308	2,744
	Minerals Technologies Inc.	34,590	2,376
	Carpenter Technology
	Corp.	45,785	2,332
	Olin Corp.	68,290	2,219
	NewMarket Corp.	5,063	2,116
	Compass Minerals
	International Inc.	33,079	1,995
	Worthington Industries Inc.	43,720	1,934
	Valvoline Inc.	79,251	1,816
	Scotts Miracle-Gro Co.	18,792	1,688
	Sensient Technologies
	Corp.	23,382	1,682
	Greif Inc. Class A	25,266	1,455
	Silgan Holdings Inc.	41,946	1,193
	PolyOne Corp.	28,447	1,175
			81,692
Real Estate (9.7%)
^	Omega Healthcare
	Investors Inc.	193,695	4,935
	American Campus
	Communities Inc.	133,408	4,867
	Hospitality Properties
	Trust	160,728	4,089
	EPR Properties	62,673	3,612
	Senior Housing Properties
	Trust	232,379	3,518
	Camden Property Trust	42,586	3,395
	National Retail Properties
	Inc.	87,722	3,267
	JBG SMITH Properties	91,312	2,981
	Sabra Health Care REIT Inc.	174,302	2,942
	Liberty Property Trust	73,516	2,886
	LaSalle Hotel Properties	110,722	2,716
	Jones Lang LaSalle Inc.	16,416	2,637
	Kilroy Realty Corp.	38,486	2,621
	CyrusOne Inc.	50,884	2,539
	CoreCivic Inc.	115,604	2,403
	Highwoods Properties Inc.	55,525	2,388
	Education Realty Trust Inc.	74,075	2,307
	Douglas Emmett Inc.	57,653	2,061
	Medical Properties Trust
	Inc.	160,240	1,965
	Taubman Centers Inc.	33,251	1,944
	Life Storage Inc.	21,842	1,716
	Rayonier Inc.	49,173	1,671

Cousins Properties Inc.	193,014	1,610
Healthcare Realty Trust
Inc.	59,831	1,588
Mack-Cali Realty Corp.	87,867	1,484
Alexander & Baldwin Inc.	65,985	1,451
Corporate Office
Properties Trust	55,513	1,386
Uniti Group Inc.	85,484	1,312
Tanger Factory Outlet
Centers Inc.	53,617	1,197
Washington Prime Group
Inc.	181,697	1,190
GEO Group Inc.	55,803	1,189
PotlatchDeltic Corp.	20,557	1,051
Urban Edge Properties	46,590	1,005
* Quality Care Properties
Inc.	62,395	773
		78,696
Telecommunication Services (0.3%)
Telephone & Data
Systems Inc.	89,719	2,516
Frontier Communications
Corp.	2	—
		2,516
Utilities (8.5%)
Atmos Energy Corp.	108,471	8,731
UGI Corp.	169,426	7,301
Westar Energy Inc.
Class A	138,918	6,770
Great Plains Energy Inc.	210,912	6,148
OGE Energy Corp.	195,328	6,122
MDU Resources Group
Inc.	191,016	5,022
National Fuel Gas Co.	83,169	4,111
Hawaiian Electric
Industries Inc.	106,409	3,507
New Jersey Resources
Corp.	85,049	3,240
Black Hills Corp.	52,315	2,657
WGL Holdings Inc.	31,664	2,636
NorthWestern Corp.	47,540	2,428
Aqua America Inc.	67,795	2,318
ONE Gas Inc.	29,741	1,891
IDACORP Inc.	23,168	1,878
Vectren Corp.	29,232	1,761
Southwest Gas Holdings
Inc.	24,314	1,602
PNM Resources Inc.	31,170	1,097
		69,220
Total Common Stocks
(Cost $788,800)		810,352

32

S&P Mid-Cap 400 Value Index Fund

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (0.6%)[1]
Money Market Fund (0.5%)
[2,3] Vanguard Market Liquidity
Fund, 1.601%	42,136	4,213

	Face
	Amount
	($000)
U. S. Government and Agency Obligations (0.1%)
4 United States Treasury
Bill, 1.446%, 5/31/18	500	498
Total Temporary Cash Investments
(Cost $4,711)		4,711
Total Investments (100.3%)
(Cost $793,511)		815,063

		Amount
		($000)
Other Assets and Liabilities (-0.3%)
Other Assets
Investment in Vanguard		45
Receivables for Accrued Income		1,025
Receivables for Capital Shares Issued		75
Other Assets		55
Total Other Assets		1,200
Liabilities
Payables for Investment Securities
Purchased		(1)
Collateral for Securities on Loan		(3,419)
Payables for Capital Shares Redeemed		(8)
Payables to Vanguard		(175)
Variation Margin Payable—
Futures Contracts		(16)
Total Liabilities		(3,619)
Net Assets (100%)		812,644

At February 28, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	831,078
Undistributed Net Investment Income	764
Accumulated Net Realized Losses	(40,704)
Unrealized Appreciation (Depreciation)
Investment Securities	21,552
Futures Contracts	(46)
Net Assets	812,644

Amount
($000)
ETF Shares—Net Assets
Applicable to 5,575,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	652,062
Net Asset Value Per Share—
ETF Shares	$116.96

Institutional Shares—Net Assets
Applicable to 684,820 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	160,582
Net Asset Value Per Share—
Institutional Shares	$234.49

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $3,197,000.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity
markets through the use of index futures contracts. After
giving effect to futures investments, the fund’s effective
common stock and temporary cash investment positions
represent 100.0% and 0.3%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard
funds and certain trusts and accounts managed by Vanguard.
Rate shown is the 7-day yield.
3 Includes $3,419,000 of collateral received for securities
on loan.
4 Securities with a value of $498,000 have been segregated
as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.

33

S&P Mid-Cap 400 Value Index Fund

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P Mid-Cap 400 Index	March 2018	13	2,424	(46)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

34

S&P Mid-Cap 400 Value Index Fund

Statement of Operations

Six Months Ended
February28,2018
($000)
Investment Income
Income
Dividends	7,235
Interest[1]	10
Securities Lending—Net	102
Total Income	7,347
Expenses
The Vanguard Group—Note B
Investment Advisory Services	106
Management and Administrative—ETF Shares	525
Management and Administrative—Institutional Shares	39
Marketing and Distribution—ETF Shares	20
Marketing and Distribution—Institutional Shares	2
Custodian Fees	18
Shareholders’ Reports and Proxy—ETF Shares	22
Shareholders’ Reports and Proxy—Institutional Shares	—
Total Expenses	732
Net Investment Income	6,615
Realized Net Gain (Loss)
Investment Securities Sold[1]	53,082
Futures Contracts	125
Realized Net Gain (Loss)	53,207
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(15,028)
Futures Contracts	(70)
Change in Unrealized Appreciation (Depreciation)	(15,098)
Net Increase (Decrease) in Net Assets Resulting from Operations	44,724

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $5,000, ($2,000), and ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

35

S&P Mid-Cap 400 Value Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	6,615	12,227
Realized Net Gain (Loss)	53,207	56,629
Change in Unrealized Appreciation (Depreciation)	(15,098)	3,657
Net Increase (Decrease) in Net Assets Resulting from Operations	44,724	72,513
Distributions
Net Investment Income
ETF Shares	(10,667)	(7,918)
Institutional Shares	(2,513)	(2,032)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(13,180)	(9,950)
Capital Share Transactions
ETF Shares	(4,637)	122,285
Institutional Shares	(5,451)	(775)
Net Increase (Decrease) from Capital Share Transactions	(10,088)	121,510
Total Increase (Decrease)	21,456	184,073
Net Assets
Beginning of Period	791,188	607,115
End of Period[1]	812,644	791,188
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $764,000 and $7,329,000.

See accompanying Notes, which are an integral part of the Financial Statements.

36

S&P Mid-Cap 400 Value Index Fund

Financial Highlights

ETF Shares
Six Months
	Ended
For a Share Outstanding	February 28,	Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$112.31	$101.70	$91.40	$96.78	$77.93	$62.71
Investment Operations
Net Investment Income	. 934[1]	1.767[1]	1.891[1]	1.600	1.500[1]	1.153
Net Realized and Unrealized Gain (Loss)
on Investments	5.604	10.344	9.880	(5.563)	18.094	15.146
Total from Investment Operations	6.538	12.111	11.771	(3.963)	19.594	16.299
Distributions
Dividends from Net Investment Income	(1.888)	(1.501)	(1.471)	(1.417)	(.744)	(1.079)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.888)	(1.501)	(1.471)	(1.417)	(.744)	(1.079)
Net Asset Value, End of Period	$116.96	$112.31	$101.70	$91.40	$96.78	$77.93

Total Return	5.76%	11.91%	13.13%	-4.17%	25.26%	26.31%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$652	$632	$460	$103	$87	$27
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	1.62%	1.61%	1.97%	1.75%	1.66%	1.87%
Portfolio Turnover Rate[2]	34%	39%	26%	47%	35%	74%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

37

S&P Mid-Cap 400 Value Index Fund

Financial Highlights

Institutional Shares
Six Months
	Ended
For a Share Outstanding	February 28,	Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$225.05	$203.65	$182.92	$193.66	$155.83	$125.30
Investment Operations
Net Investment Income	1.990[1]	3.866[1]	3.774[1]	3.420	3.191[1]	2.392
Net Realized and Unrealized Gain (Loss)
on Investments	11.252	20.656	20.020	(11.127)	36.207	30.364
Total from Investment Operations	13.242	24.522	23.794	(7.707)	39.398	32.756
Distributions
Dividends from Net Investment Income	(3.802)	(3.122)	(3.064)	(3.033)	(1.568)	(2.226)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(3.802)	(3.122)	(3.064)	(3.033)	(1.568)	(2.226)
Net Asset Value, End of Period	$234.49	$225.05	$203.65	$182.92	$193.66	$155.83

Total Return	5.83%	12.05%	13.25%	-4.05%	25.42%	26.47%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$161	$159	$147	$143	$137	$49
Ratio of Total Expenses to
Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.08%	0.08%
Ratio of Net Investment Income to
Average Net Assets	1.74%	1.73%	2.09%	1.87%	1.78%	1.99%
Portfolio Turnover Rate[2]	34%	39%	26%	47%	35%	74%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Mid-Cap 400 Value Index Fund

Notes to Financial Statements

Vanguard S&P Mid-Cap 400 Value Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counter-party risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 28, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

39

S&P Mid-Cap 400 Value Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2014–2017), and for the period ended February 28, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counter-parties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 28, 2018, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

40

S&P Mid-Cap 400 Value Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 28, 2018, the fund had contributed to Vanguard capital in the amount of $45,000, representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of February 28, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	810,352	—	—
Temporary Cash Investments	4,213	498	—
Futures Contracts—Liabilities[1]	(16)	—	—
Total	814,549	498	—
1 Represents variation margin on the last day of the reporting period.

41

S&P Mid-Cap 400 Value Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2018, the fund realized $64,852,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2017, the fund had available capital losses totaling $29,036,000 that may be carried forward indefinitely to offset future capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2018; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2018, the cost of investment securities for tax purposes was $793,511,000. Net unrealized appreciation of investment securities for tax purposes was $21,552,000, consisting of unrealized gains of $77,279,000 on securities that had risen in value since their purchase and $55,727,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 28, 2018, the fund purchased $437,812,000 of investment securities and sold $452,767,000 of investment securities, other than temporary cash investments. Purchases and sales include $192,138,000 and $214,112,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the six months ended February 28, 2018, such purchases and sales were $179,535,000 and $113,770,000, respectively; these amounts are included in the purchases and sales of investment securities noted above.

42

S&P Mid-Cap 400 Value Index Fund

F. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	February 28, 2018		August 31, 2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	210,645	1,725	397,751	3,550
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(215,282)	(1,775)	(275,466)	(2,450)
Net Increase (Decrease)—ETF Shares	(4,637)	(50)	122,285	1,100
Institutional Shares
Issued	9,711	41	45,048	200
Issued in Lieu of Cash Distributions	1,572	6	1,071	5
Redeemed	(16,734)	(71)	(46,894)	(218)
Net Increase (Decrease)—Institutional Shares	(5,451)	(24)	(775)	(13)

G. Management has determined that no material events or transactions occurred subsequent to February 28, 2018, that would require recognition or disclosure in these financial statements.

43

S&P Mid-Cap 400 Growth Index Fund

Fund Profile
As of February 28, 2018

Share-Class Characteristics
	ETF	Institutional
	Shares	Shares
Ticker Symbol	IVOG	VMFGX
Expense Ratio[1]	0.20%	0.08%
30-Day SEC Yield	0.98%	1.10%

Portfolio Characteristics
		S&P
		MidCap	DJ
		400	U.S. Total
		Growth	Market
	Fund	Index	FA Index
Number of Stocks	241	240	3,746
Median Market Cap	$6.4B	$6.4B	$68.2B
Price/Earnings Ratio	26.9x	26.7x	21.7x
Price/Book Ratio	3.7x	3.7x	3.0x
Return on Equity	14.7%	14.7%	15.0%
Earnings Growth
Rate	11.3%	11.3%	8.5%
Dividend Yield	1.1%	1.1%	1.7%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	43%	—	—
Short-Term
Reserves	-0.1%	—	—

Volatility Measures
	S&P
	MidCap	DJ
	400	U.S. Total
	Growth	Market
	Index	FA Index
R-Squared	1.00	0.85
Beta	1.00	0.98

These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
SVB Financial Group	Regional Banks	1.4%
MSCI Inc.	Financial Exchanges
	& Data	1.4
Broadridge Financial	Data Processing &
Solutions Inc.	Outsourced Services	1.3
Bioverativ Inc.	Biotechnology	1.2
ABIOMED Inc.	Health Care
	Equipment	1.2
Teleflex Inc.	Health Care
	Equipment	1.2
IDEX Corp.	Industrial Machinery	1.1
NVR Inc.	Homebuilding	1.1
Domino's Pizza Inc.	Restaurants	1.1
Trimble Inc.	Electronic Equipment
	& Instruments	1.0
Top Ten		12.0%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 22, 2017, and represent estimated costs for the current fiscal year.
For the six months ended February 28, 2018, the annualized expense ratios were 0.20% for ETF Shares and 0.08% for Institutional Shares.

44

S&P Mid-Cap 400 Growth Index Fund

Sector Diversification (% of equity exposure)
		S&P
		MidCap	DJ
		400	U.S. Total
		Growth	Market
	Fund	Index	FA Index
Consumer Discretionary	14.2%	14.2%	13.0%
Consumer Staples	2.8	2.8	6.8
Energy	0.3	0.3	5.2
Financials	16.8	16.8	15.4
Health Care	11.6	11.6	13.4
Industrials	16.0	16.0	10.8
Information Technology	25.0	25.0	24.2
Materials	4.6	4.6	3.3
Real Estate	7.0	7.0	3.5
Telecommunication
Services	0.0	0.0	1.7
Utilities	1.7	1.7	2.7

Sector categories are based on the Global Industry Classification
Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

45

S&P Mid-Cap 400 Growth Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 7, 2010, Through February 28, 2018

Note: For 2018, performance data reflect the six months ended February 28, 2018.

Average Annual Total Returns: Periods Ended December 31, 2017
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
ETF Shares	9/7/2010
Market Price		19.75%	14.71%	15.23%
Net Asset Value		19.72	14.72	15.22
Institutional Shares	3/28/2011[1]	19.87	14.86	12.14

1 Institutional Shares were first issued on December 15, 2010, and the sole shareholder redeemed shortly thereafter. Institutional Shares were next issued on March 28, 2011. The total returns shown are based on the period beginning March 28, 2011.

See Financial Highlights for dividend and capital gains information.

46

S&P Mid-Cap 400 Growth Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.8%)[1]
Consumer Discretionary (14.2%)
*	NVR Inc.	3,742	10,639
	Domino’s Pizza Inc.	47,062	10,467
	Service Corp. International	201,764	7,552
	Polaris Industries Inc.	62,574	7,133
	Toll Brothers Inc.	158,357	6,941
	Thor Industries Inc.	52,764	6,807
*	Live Nation Entertainment
	Inc.	144,170	6,459
	Pool Corp.	43,224	5,966
*	Skechers U. S. A. Inc.
	Class A	144,160	5,899
	Dunkin’ Brands Group Inc.	97,222	5,823
	Six Flags Entertainment
	Corp.	83,876	5,376
	Delphi Technologies plc	95,729	4,571
	Gentex Corp.	189,434	4,302
	Carter’s Inc.	35,155	4,102
	New York Times Co.
	Class A	135,516	3,266
	Churchill Downs Inc.	12,247	3,162
	Boyd Gaming Corp.	88,150	3,119
	Dana Inc.	99,755	2,650
	Texas Roadhouse Inc.
	Class A	46,484	2,569
*	Scientific Games Corp.	56,923	2,530
	KB Home	90,556	2,513
*	TRI Pointe Group Inc.	161,833	2,481
	ILG Inc.	81,657	2,479
	Brunswick Corp.	42,484	2,430
	Cable One Inc.	3,111	2,118
	American Eagle Outfitters
	Inc.	106,969	2,061
*	Sotheby’s	40,166	1,855
	Jack in the Box Inc.	20,591	1,855
*	AMC Networks Inc.
	Class A	34,206	1,798

*	Deckers Outdoor Corp.	17,248	1,631
	Cracker Barrel Old Country
	Store Inc.	10,348	1,615
	Wendy’s Co.	99,824	1,592
	Meredith Corp.	23,409	1,341
*	Helen of Troy Ltd.	13,793	1,242
	John Wiley & Sons Inc.
	Class A	18,234	1,172
	Tupperware Brands Corp.	23,562	1,156
*,^	Tempur Sealy International
	Inc.	20,820	1,029
^	Papa John’s International
	Inc.	11,065	639
			140,340
Consumer Staples (2.8%)
	Lamb Weston Holdings
	Inc.	157,264	8,506
	Ingredion Inc.	35,554	4,645
*	Sprouts Farmers Market
	Inc.	133,181	3,431
	Flowers Foods Inc.	89,315	1,852
	Sanderson Farms Inc.	14,633	1,802
	Nu Skin Enterprises Inc.
	Class A	23,974	1,688
	Energizer Holdings Inc.	28,747	1,566
*	Hain Celestial Group Inc.	44,681	1,554
	Lancaster Colony Corp.	10,912	1,291
*	Boston Beer Co. Inc.
	Class A	4,377	714
^	Tootsie Roll Industries Inc.	9,528	318
			27,367
Energy (0.3%)
	Core Laboratories NV	19,926	2,052
*	Matador Resources Co.	44,670	1,289
			3,341
Financials (16.7%)
*	SVB Financial Group	56,726	14,124
	MSCI Inc. Class A	96,914	13,715

47

S&P Mid-Cap 400 Growth Index Fund

			Market
			Value•
		Shares	($000)
	SEI Investments Co.	140,724	10,249
	East West Bancorp Inc.	155,416	10,188
	FactSet Research
	Systems Inc.	42,111	8,556
	MarketAxess Holdings Inc.	40,468	8,191
	Janus Henderson Group
	plc	194,216	6,864
	Eaton Vance Corp.	127,130	6,729
	Bank of the Ozarks	130,609	6,516
	Synovus Financial Corp.	128,353	6,328
	Interactive Brokers Group
	Inc.	76,957	5,341
*	Texas Capital Bancshares
	Inc.	53,156	4,795
	Primerica Inc.	47,610	4,642
	Brown & Brown Inc.	79,663	4,194
	CNO Financial Group Inc.	180,553	4,070
	First American Financial
	Corp.	66,677	3,869
	Sterling Bancorp	159,659	3,712
*	SLM Corp.	315,504	3,442
	Cullen/Frost Bankers Inc.	32,213	3,350
	Federated Investors Inc.
	Class B	102,220	3,330
	Webster Financial Corp.	57,581	3,143
	Commerce Bancshares
	Inc.	52,641	3,041
*	Signature Bank	20,798	3,040
	Pinnacle Financial Partners
	Inc.	46,870	3,025
	Kemper Corp.	52,594	2,966
	RenaissanceRe Holdings
	Ltd.	22,420	2,876
	Wintrust Financial Corp.	33,163	2,803
	Cathay General Bancorp	51,636	2,120
	Hancock Holding Co.	40,402	2,089
	MB Financial Inc.	46,119	1,891
	Home BancShares Inc.	81,745	1,879
	Bank of Hawaii Corp.	21,978	1,802
	BancorpSouth Bank	41,797	1,317
	Washington Federal Inc.	37,733	1,309
			165,506
Health Care (11.6%)
*	Bioverativ Inc.	116,389	12,184
*	ABIOMED Inc.	45,178	12,116
	Teleflex Inc.	48,469	12,109
*	Catalent Inc.	143,047	5,972
	Hill-Rom Holdings Inc.	70,809	5,924
*	Bio-Rad Laboratories Inc.
	Class A	21,757	5,875
*	WellCare Health Plans Inc.	29,717	5,762
	Bio-Techne Corp.	40,318	5,699
*	Encompass Health Corp.	106,308	5,662

*	Charles River Laboratories
	International Inc.	50,991	5,436
	STERIS plc	55,786	5,093
*	Masimo Corp.	51,157	4,478
	West Pharmaceutical
	Services Inc.	49,584	4,325
*	LivaNova plc	46,618	4,183
*	Medidata Solutions Inc.	62,907	4,130
*	United Therapeutics Corp.	32,108	3,720
*	Globus Medical Inc.	78,020	3,717
*	Akorn Inc.	100,924	1,710
*	Molina Healthcare Inc.	23,183	1,676
*	NuVasive Inc.	32,924	1,592
*	Allscripts Healthcare
	Solutions Inc.	101,071	1,402
*	Prestige Brands Holdings
	Inc.	38,276	1,294
*,^	Tenet Healthcare Corp.	35,693	735
*	Community Health
	Systems Inc. Rights	29,782	—
			114,794
Industrials (16.0%)
	IDEX Corp.	82,197	11,245
	Old Dominion Freight
	Line Inc.	73,586	10,223
*	Copart Inc.	216,335	10,127
	Lennox International Inc.	40,478	8,283
	Orbital ATK Inc.	62,065	8,196
	Graco Inc.	181,173	8,035
	Toro Co.	116,016	7,375
	Nordson Corp.	54,625	7,324
*	Teledyne Technologies
	Inc.	38,114	7,087
	Rollins Inc.	103,153	5,186
	Hubbell Inc. Class B	31,798	4,167
	Donaldson Co. Inc.	85,271	4,047
	Brink’s Co.	54,296	3,991
*	KLX Inc.	55,370	3,747
	Curtiss-Wright Corp.	27,078	3,655
*	Dycom Industries Inc.	33,319	3,640
	Healthcare Services
	Group Inc.	79,134	3,595
	Landstar System Inc.	31,149	3,389
	Knight-Swift
	Transportation Holdings
	Inc.	69,000	3,323
	Carlisle Cos. Inc.	32,016	3,295
	Lincoln Electric Holdings
	Inc.	35,946	3,147
	Wabtec Corp.	37,721	3,068
	Oshkosh Corp.	38,841	3,066
	Watsco Inc.	15,743	2,603
	Dun & Bradstreet Corp.	20,712	2,590

48

S&P Mid-Cap 400 Growth Index Fund

			Market
			Value•
		Shares	($000)
	ITT Inc.	50,188	2,518
	Herman Miller Inc.	64,323	2,309
	Woodward Inc.	31,439	2,227
	Crane Co.	23,910	2,207
	MSA Safety Inc.	24,035	1,938
	MSC Industrial Direct Co.
	Inc. Class A	21,624	1,892
	Deluxe Corp.	25,396	1,803
	Timken Co.	38,250	1,675
	Kennametal Inc.	36,676	1,511
	Terex Corp.	36,135	1,500
	Valmont Industries Inc.	9,991	1,470
	Granite Construction Inc.	23,190	1,347
	Werner Enterprises Inc.	25,645	955
			157,756
Information Technology (24.9%)
	Broadridge Financial
	Solutions Inc.	125,384	12,586
*	Trimble Inc.	270,896	10,275
	Cognex Corp.	186,392	10,011
*	IPG Photonics Corp.	40,401	9,924
	Jack Henry & Associates
	Inc.	83,105	9,748
	CDK Global Inc.	141,345	9,708
	Teradyne Inc.	211,120	9,585
*	Take-Two Interactive
	Software Inc.	79,802	8,927
*	Microsemi Corp.	126,545	8,213
*	Fortinet Inc.	160,911	8,121
*	Zebra Technologies Corp.	57,221	7,904
*	Tyler Technologies Inc.	37,574	7,632
*	Ultimate Software Group
	Inc.	30,533	7,281
	LogMeIn Inc.	56,669	6,548
	MKS Instruments Inc.	58,399	6,503
*	WEX Inc.	42,963	6,425
	National Instruments
	Corp.	115,358	5,832
*	Coherent Inc.	26,528	5,549
	Littelfuse Inc.	26,642	5,528
	Fair Isaac Corp.	32,245	5,480
*	PTC Inc.	73,412	5,415
	Blackbaud Inc.	51,733	5,304
	Jabil Inc.	190,097	5,150
	Monolithic Power
	Systems Inc.	41,070	4,808
	MAXIMUS Inc.	70,128	4,697
*	Keysight Technologies Inc.	97,789	4,597
*	Integrated Device
	Technology Inc.	142,954	4,337
	Versum Materials Inc.	117,079	4,334
*	Silicon Laboratories Inc.	45,786	4,281
*	CoreLogic Inc.	88,692	4,035

	Cypress Semiconductor
	Corp.	222,615	3,889
	j2 Global Inc.	52,100	3,856
*	Cirrus Logic Inc.	68,516	3,036
*	Teradata Corp.	82,077	3,022
*	First Solar Inc.	42,957	2,700
	InterDigital Inc.	37,376	2,684
	DST Systems Inc.	27,890	2,320
	Sabre Corp.	96,617	2,219
*	Manhattan Associates Inc.	45,256	1,905
*	Cree Inc.	48,607	1,839
*	ACI Worldwide Inc.	65,101	1,540
*,^	ViaSat Inc.	21,596	1,507
	Belden Inc.	19,980	1,453
	Vishay Intertechnology Inc.	69,607	1,281
*	CommVault Systems Inc.	23,585	1,228
*	Cars.com Inc.	41,641	1,141
	Plantronics Inc.	19,290	1,042
*	Acxiom Corp.	37,607	1,029
			246,429
Materials (4.6%)
	Chemours Co.	199,269	9,467
	Royal Gold Inc.	70,483	5,693
	Eagle Materials Inc.	52,356	5,248
	Louisiana-Pacific Corp.	155,974	4,445
	Olin Corp.	103,756	3,372
	RPM International Inc.	61,770	3,074
	Valvoline Inc.	130,805	2,997
	AptarGroup Inc.	32,841	2,937
	PolyOne Corp.	55,619	2,298
	Scotts Miracle-Gro Co.	23,324	2,095
	NewMarket Corp.	4,368	1,825
	Sensient Technologies
	Corp.	21,007	1,512
	Silgan Holdings Inc.	33,473	952
			45,915
Real Estate (7.0%)
	Lamar Advertising Co.
	Class A	90,413	6,010
	DCT Industrial Trust Inc.	100,160	5,544
	Jones Lang LaSalle Inc.	30,746	4,938
	Kilroy Realty Corp.	63,392	4,317
	Camden Property Trust	52,840	4,212
	Douglas Emmett Inc.	108,023	3,862
	First Industrial Realty
	Trust Inc.	128,939	3,614
	CoreSite Realty Corp.	36,800	3,454
	Liberty Property Trust	77,716	3,051
	Rayonier Inc.	84,631	2,877
	Medical Properties Trust
	Inc.	215,403	2,641
	National Retail Properties
	Inc.	67,124	2,500
	Highwoods Properties Inc.	49,972	2,149

49

S&P Mid-Cap 400 Growth Index Fund

			Market
			Value•
		Shares	($000)
	PotlatchDeltic Corp.	41,865	2,141
	CyrusOne Inc.	42,240	2,108
	Life Storage Inc.	26,064	2,048
	Cousins Properties Inc.	239,610	1,998
	Healthcare Realty Trust
	Inc.	68,523	1,819
	Taubman Centers Inc.	28,768	1,682
	GEO Group Inc.	72,136	1,537
	Weingarten Realty
	Investors	50,212	1,362
	Urban Edge Properties	62,627	1,351
^	Uniti Group Inc.	83,544	1,282
	Corporate Office
	Properties Trust	46,119	1,151
^	Tanger Factory Outlet
	Centers Inc.	42,830	956
*	Quality Care Properties
	Inc.	32,383	401
			69,005
	Utilities (1.7%)
	Aqua America Inc.	116,555	3,985
	Vectren Corp.	57,120	3,442
	IDACORP Inc.	28,971	2,348
	PNM Resources Inc.	51,372	1,808
	WGL Holdings Inc.	20,408	1,699
	Southwest Gas Holdings
	Inc.	24,660	1,625
	ONE Gas Inc.	23,603	1,501
			16,408
	Total Common Stocks
	(Cost $892,371)		986,861
Temporary Cash Investments (0.3%)[1]
	Money Market Fund (0.3%)
[2,3]	Vanguard Market Liquidity
	Fund, 1.601%	27,481	2,748

		Face
		Amount
		($000)
U. S. Government and Agency Obligations (0.0%)
4	United States Treasury
	Bill, 1.432%, 4/26/18	100	99
	Total Temporary Cash
	Investments (Cost $2,848)		2,847
	Total Investments (100.1%)
	(Cost $895,219)		989,708

Amount
($000)
Other Assets and Liabilities (-0.1%)
Other Assets
Investment in Vanguard	55
Receivables for Accrued Income	992
Receivables for Capital Shares Issued	41
Other Assets	1
Total Other Assets	1,089
Liabilities
Payables for Investment Securities
Purchased	(1)
Collateral for Securities on Loan	(2,147)
Payables to Vanguard	(252)
Variation Margin Payable—
Futures Contracts	(5)
Total Liabilities	(2,405)
Net Assets (100%)	988,392

At February 28, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	945,829
Overdistributed Net Investment Income	(870)
Accumulated Net Realized Losses	(51,048)
Unrealized Appreciation (Depreciation)
Investment Securities	94,489
Futures Contracts	(8)
Net Assets	988,392

ETF Shares—Net Assets
Applicable to 5,775,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	770,747
Net Asset Value Per Share—
ETF Shares	$133.46

50

S&P Mid-Cap 400 Growth Index Fund

Amount
($000)
Institutional Shares—Net Assets
Applicable to 818,231 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	217,645
Net Asset Value Per Share—
Institutional Shares	$266.00

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $2,015,000.
1 The fund invests a portion of its cash reserves in equity
markets through the use of index futures contracts. After
giving effect to futures investments, the fund’s effective
common stock and temporary cash investment positions
represent 100.0% and 0.1%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard
funds and certain trusts and accounts managed by
Vanguard. Rate shown is the 7-day yield.
3 Includes $2,147,000 of collateral received for securities
on loan.
4 Securities with a value of $56,000 have been segregated
as initial margin for open futures contracts.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P Mid-Cap 400 Index	March 2018	7	1,305	(8)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

51

S&P Mid-Cap 400 Growth Index Fund

Statement of Operations

Six Months Ended
February28,2018
($000)
Investment Income
Income
Dividends	5,487
Interest[1]	9
Securities Lending—Net	20
Total Income	5,516
Expenses
The Vanguard Group—Note B
Investment Advisory Services	127
Management and Administrative—ETF Shares	643
Management and Administrative—Institutional Shares	58
Marketing and Distribution—ETF Shares	22
Marketing and Distribution—Institutional Shares	3
Custodian Fees	17
Shareholders’ Reports and Proxy—ETF Shares	24
Shareholders’ Reports and Proxy—Institutional Shares	1
Total Expenses	895
Net Investment Income	4,621
Realized Net Gain (Loss)
Investment Securities Sold[1]	108,683
Futures Contracts	21
Realized Net Gain (Loss)	108,704
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	424
Futures Contracts	(12)
Change in Unrealized Appreciation (Depreciation)	412
Net Increase (Decrease) in Net Assets Resulting from Operations	113,737

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $5,000, ($1,000), and ($1,000) respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

52

S&P Mid-Cap 400 Growth Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	4,621	8,810
Realized Net Gain (Loss)	108,704	71,370
Change in Unrealized Appreciation (Depreciation)	412	11,967
Net Increase (Decrease) in Net Assets Resulting from Operations	113,737	92,147
Distributions
Net Investment Income
ETF Shares	(8,531)	(5,674)
Institutional Shares	(1,904)	(2,068)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(10,435)	(7,742)
Capital Share Transactions
ETF Shares	9,078	109,562
Institutional Shares	(129,313)	128,195
Net Increase (Decrease) from Capital Share Transactions	(120,235)	237,757
Total Increase (Decrease)	(16,933)	322,162
Net Assets
Beginning of Period	1,005,325	683,163
End of Period[1]	988,392	1,005,325
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($870,000) and $4,944,000.

See accompanying Notes, which are an integral part of the Financial Statements.

53

S&P Mid-Cap 400 Growth Index Fund

Financial Highlights

ETF Shares
Six Months
	Ended
For a Share Outstanding	February 28,	Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$121.33	$109.76	$99.88	$97.18	$80.96	$67.47
Investment Operations
Net Investment Income	. 551[1]	1.152[1]	.954	1.036	.571	.721
Net Realized and Unrealized Gain (Loss)
on Investments	12.815	11.576	9.960	2.456	16.256	13.257
Total from Investment Operations	13.366	12.728	10.914	3.492	16.827	13.978
Distributions
Dividends from Net Investment Income	(1.236)	(1.158)	(1.034)	(.792)	(.607)	(.488)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.236)	(1.158)	(1.034)	(.792)	(.607)	(.488)
Net Asset Value, End of Period	$133.46	$121.33	$109.76	$99.88	$97.18	$80.96

Total Return	11.02%	11.67%	11.04%	3.60%	20.84%	20.83%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$771	$686	$513	$377	$292	$182
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	0.93%	0.99%	1.08%	1.08%	0.81%	1.08%
Portfolio Turnover Rate[2]	43%	40%	38%	47%	38%	35%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

54

S&P Mid-Cap 400 Growth Index Fund

Financial Highlights

Institutional Shares
Six Months
	Ended
For a Share Outstanding	February 28,	Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$241.68	$218.61	$198.85	$193.45	$161.12	$134.20
Investment Operations
Net Investment Income	1.310[1]	2.604[1]	2.094	2.271	1.316	1.
Net Realized and Unrealized Gain (Loss)
on Investments	25.485	23.011	19.906	4.900	32.386	26.
Total from Investment Operations	26.795	25.615	22.000	7.171	33.702	27.
Distributions
Dividends from Net Investment Income	(2.475)	(2.545)	(2.240)	(1.771)	(1.372)	(1.
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.475)	(2.545)	(2.240)	(1.771)	(1.372)	(1.
Net Asset Value, End of Period	$266.00	$241.68	$218.61	$198.85	$193.45	$161.12

Total Return	11.08%	11.80%	11.18%	3.72%	20.99%	20.97%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$218	$320	$170	$96	$90	$42
Ratio of Total Expenses to
Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.08%	0.08%
Ratio of Net Investment Income to
Average Net Assets	1.05%	1.11%	1.20%	1.20%	0.93%	1.20%
Portfolio Turnover Rate[2]	43%	40%	38%	47%	38%	35%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

55

S&P Mid-Cap 400 Growth Index Fund

Notes to Financial Statements

Vanguard S&P Mid-Cap 400 Growth Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counter-party risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 28, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period

56

S&P Mid-Cap 400 Growth Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2014–2017), and for the period ended February 28, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 28, 2018, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

57

S&P Mid-Cap 400 Growth Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 28, 2018, the fund had contributed to Vanguard capital in the amount of $55,000 representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets

The following table summarizes the market value of the fund’s investments as of February 28, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	986,861	—	—
Temporary Cash Investments	2,748	99	—
Futures Contracts—Liabilities[1]	(5)	—	—
Total	989,604	99	—
1 Represents variation margin on the last day of the reporting period.

58

S&P Mid-Cap 400 Growth Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2018, the fund realized $119,688,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2017, the fund had available capital losses totaling $40,060,000 that may be carried forward indefinitely to offset future capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2018; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2018, the cost of investment securities for tax purposes was $895,219,000. Net unrealized appreciation of investment securities for tax purposes was $94,489,000, consisting of unrealized gains of $121,705,000 on securities that had risen in value since their purchase and $27,216,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 28, 2018, the fund purchased $665,509,000 of investment securities and sold $789,015,000 of investment securities, other than temporary cash investments. Purchases and sales include $244,315,000 and $439,849,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the six months ended February 28, 2018, such purchases and sales were $157,148,000 and $178,341,000, respectively; these amounts are included in the purchases and sales of investment securities noted above.

59

S&P Mid-Cap 400 Growth Index Fund

F. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	February 28, 2018		August 31, 2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	350,956	2,650	361,088	3,075
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(341,878)	(2,525)	(251,526)	(2,100)
Net Increase (Decrease)—ETF Shares	9,078	125	109,562	975
Institutional Shares
Issued	18,657	70	162,354	692
Issued in Lieu of Cash Distributions	1,315	5	430	2
Redeemed	(149,285)	(580)	(34,589)	(148)
Net Increase (Decrease)—Institutional Shares	(129,313)	(505)	128,195	546

G. Management has determined that no material events or transactions occurred subsequent to February 28, 2018, that would require recognition or disclosure in these financial statements.

60

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

61

Six Months Ended February 28, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	8/31/2017	2/28/2018	Period
Based on Actual Fund Return
S&P Mid-Cap 400 Index Fund
ETF Shares	$1,000.00	$1,084.81	$0.78
Institutional Shares	1,000.00	1,085.24	0.41
S&P Mid-Cap 400 Value Index Fund
ETF Shares	$1,000.00	$1,057.56	$1.02
Institutional Shares	1,000.00	1,058.26	0.41
S&P Mid-Cap 400 Growth Index Fund
ETF Shares	$1,000.00	$1,110.18	$1.05
Institutional Shares	1,000.00	1,110.84	0.42
Based on Hypothetical 5% Yearly Return
S&P Mid-Cap 400 Index Fund
ETF Shares	$1,000.00	$1,024.05	$0.75
Institutional Shares	1,000.00	1,024.40	0.40
S&P Mid-Cap 400 Value Index Fund
ETF Shares	$1,000.00	$1,023.80	$1.00
Institutional Shares	1,000.00	1,024.40	0.40
S&P Mid-Cap 400 Growth Index Fund
ETF Shares	$1,000.00	$1,023.80	$1.00
Institutional Shares	1,000.00	1,024.40	0.40

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the S&P Mid-Cap 400 Index Fund, 0.15% for ETF Shares and 0.08% for Institutional Shares; for the S&P Mid-Cap 400
Value Index Fund, 0.20% for ETF Shares and 0.08% for Institutional Shares; and for the S&P Mid-Cap 400 Growth Index Fund, 0.20% for
ETF Shares and 0.08% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

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Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share.

For a fund, the weighted average price/book ratio of the stocks it holds.

63

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

64

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification.
Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

65

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 208 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	Source for Bloomberg Barclays indexes: Bloomberg
Direct Investor Account Services > 800-662-2739	Index Services Limited. Copyright 2018, Bloomberg. All
rights reserved.
Institutional Investor Services > 800-523-1036
The index is a product of S&P Dow Jones Indices LLC
Text Telephone for People	(“SPDJI”), and has been licensed for use by Vanguard.
Who Are Deaf or Hard of Hearing > 800-749-7273	Standard & Poor’s® and S&P® are registered
This material may be used in conjunction	trademarks of Standard & Poor’s Financial Services LLC
(“S&P”); Dow Jones® is a registered trademark of Dow
with the offering of shares of any Vanguard	Jones Trademark Holdings LLC (“Dow Jones”); S&P®
fund only if preceded or accompanied by	and S&P 500® are trademarks of S&P; and these
the fund’s current prospectus.	trademarks have been licensed for use by SPDJI and
sublicensed for certain purposes by Vanguard.
All comparative mutual fund data are from Lipper, a	Vanguard product(s) are not sponsored, endorsed, sold
Thomson Reuters Company, or Morningstar, Inc., unless	or promoted by SPDJI, Dow Jones, S&P, or their
otherwise noted.	respective affiliates and none of such parties make any
You can obtain a free copy of Vanguard’s proxy voting	representation regarding the advisability of investing in
guidelines by visiting vanguard.com/proxyreporting or by	such product(s) nor do they have any liability for any
calling Vanguard at 800-662-2739. The guidelines are	errors, omissions, or interruptions of the index.
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q18422 042018

Semiannual Report | February 28, 2018

Vanguard S&P 500 Value and Growth

Index Funds

Vanguard S&P 500 Value Index Fund

Vanguard S&P 500 Growth Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	3
Results of Proxy Voting.	6
S&P 500 Value Index Fund.	8
S&P 500 Growth Index Fund.	27
About Your Fund’s Expenses.	43
Glossary.	45

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• Large-capitalization growth stocks generally outperformed their value counterparts over the six months ended February 28, 2018. Vanguard S&P Growth Index Fund returned more than 13% and Vanguard S&P 500 Value Index Fund returned about 8%.

• Both funds closely tracked their target indexes. The Growth Index Fund’s result slightly edged the average return of its peers, while the Value Index Fund trailed its peer-group average.

• The broad stock market recorded robust returns for most of the period as corporate earnings improved. Stocks retreated in February as inflation concerns increased.

• Information technology stocks contributed most to the Growth Index Fund’s returns.

Real estate stocks were the most notable detractor.

• Financials added the most to the Value Index Fund’s results. Utilities and real estate detracted the most.

Total Returns: Six Months Ended February 28, 2018
Total
Returns
Vanguard S&P 500 Value Index Fund
ETF Shares
Market Price	8.11%
Net Asset Value	8.04
Institutional Shares	8.08
S&P 500 Value Index	8.10
Large-Cap Value Funds Average	8.92
Large-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

1

Total
Returns
Vanguard S&P 500 Growth Index Fund
ETF Shares
Market Price	13.44%
Net Asset Value	13.37
S&P 500 Growth Index	13.45
Large-Cap Growth Funds Average	13.29
Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The
Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749;
7,925,573; 8,090,646; and 8,417,623.
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock
Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the
Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Expense Ratios
Your Fund Compared With Its Peer Group
	ETF	Institutional	Peer Group
	Shares	Shares	Average
S&P 500 Value Index Fund	0.15%	0.08%	1.04%
S&P 500 Growth Index Fund	0.15	—	1.10

The fund expense ratios shown are from the prospectus dated December 22, 2017, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2018, the funds’ annualized expense ratios were: for the S&P 500 Value Index Fund, 0.15% for
ETF Shares and 0.08% for Institutional Shares; and for the S&P 500 Growth Index Fund, 0.15%. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2017.

Peer groups: For the S&P 500 Value Index Fund, Large-Cap Value Funds, and for the S&P 500 Growth Index Fund, Large-Cap Growth Funds.

2

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

As I begin my tenure as Vanguard’s fourth chief executive, I’ve been reflecting on both the past and the future of the company where I have spent my entire professional career.

I feel extremely fortunate to have the chance to lead a company filled with people who come to work every day passionate about Vanguard’s core purpose: to take a stand for all investors, to treat them fairly, and to give them the best chance for investment success.

Making a real difference

When I joined Vanguard in 1991, I found a mission-driven team focused on improving lives—helping people retire more comfortably, put their children through college, and achieve financial security. I found a company with purpose in an industry ripe for improvement.

It was clear, even early in my career, that the cards were stacked against most investors. Hidden fees, performance-chasing, and poor advice were relentlessly eroding investors’ dreams.

We knew Vanguard could be different and, as a result, could make a real difference. Over the past 25 years, for example, Vanguard has lowered our funds’ asset-weighted average expense ratio

3

from 0.31% to 0.12%. And over the past decade, 94% of our funds have beaten the average annual return of their peers.1

Focused on your success

Vanguard is built for Vanguard investors—as a client-owned company, we focus solely on you, our fund shareholders. Everything we do is designed to give our clients the best chance for investment success. In my role as CEO, I intend to keep this priority front and center. We’re proud of what we’ve achieved, but we’re even more excited about what’s to come.

As I write this, we’ve experienced a period of pronounced market volatility. Strong economic growth and budding signs of inflation have raised concerns about a more aggressive Federal Reserve. Although volatility can test investors’ nerves, we sometimes think of this as “Vanguard weather”—a time when having a disciplined, low-cost, and long-term approach to investment management serves investors well.

Market Barometer
			Total Returns
		Periods Ended February 28, 2018
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	10.62%	16.70%	14.56%
Russell 2000 Index (Small-caps)	8.30	10.51	12.19
Russell 3000 Index (Broad U.S. market)	10.45	16.22	14.37
FTSE All-World ex US Index (International)	7.84	21.50	6.69

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-2.18%	0.51%	1.71%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-1.24	2.50	2.57
Citigroup Three-Month U.S. Treasury Bill Index	0.59	0.98	0.27

CPI
Consumer Price Index	1.41%	2.21%	1.41%

The performance data shown represent past performance, which is not a guarantee of future results.

1 For the ten-year period through December 31, 2017, 9 of 9 Vanguard money market funds, 56 of 60 bond funds, 21 of 22 balanced funds, and 131 of 140 stock funds, or 217 of 231 Vanguard funds, outperformed their peer-group averages. Sources: Vanguard, based on data from Lipper, a Thomson Reuters Company.

4

Steady, time-tested guidance

Our guidance for investors, as always, is to stay the course, tune out the hyperbolic headlines, and focus on your goals and what you can control, such as costs and how much you save. This time-tested advice has served our clients well over the decades.

Regardless of how the markets perform in the short term, I’m incredibly optimistic about the future for our investors. We have a dedicated team serving you, and we will never stop striving to make Vanguard the best place for you to invest through our high-quality funds and services, advice and guidance to help you meet your financial goals, and an experience that makes you feel good about entrusting us with your hard-earned savings.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley
President and Chief Executive Officer
March 19, 2018

5

Results of Proxy Voting

At a special meeting of shareholders on November 15, 2017, fund shareholders approved the following proposals:

Proposal 1—Elect trustees for the fund.*

The individuals listed in the table below were elected as trustees for the fund. All trustees with the exception of Ms. Mulligan, Ms. Raskin, and Mr. Buckley (each of whom already serves as a director of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
Mortimer J. Buckley	9,281,319,082	271,149,701	97.2%
Emerson U. Fullwood	9,233,627,321	318,841,462	96.7%
Amy Gutmann	9,180,258,885	372,209,899	96.1%
JoAnn Heffernan Heisen	9,203,859,497	348,609,287	96.4%
F. Joseph Loughrey	9,266,102,164	286,366,620	97.0%
Mark Loughridge	9,194,614,438	357,854,345	96.3%
Scott C. Malpass	9,160,256,693	392,212,090	95.9%
F. William McNabb III	9,281,230,095	271,238,689	97.2%
Deanna Mulligan	9,181,747,156	370,721,628	96.1%
André F. Perold	9,107,402,388	445,066,396	95.3%
Sarah Bloom Raskin	9,115,014,439	437,454,345	95.4%
Peter F. Volanakis	9,200,130,944	352,337,840	96.3%
* Results are for all funds within the same trust.

Proposal 2—Approve a manager-of-managers arrangement with third-party investment advisors.

This arrangement enables the fund to enter into and materially amend investment advisory arrangements with third-party investment advisors, subject to the approval of the fund’s board of trustees and certain conditions imposed by the Securities and Exchange Commission, while avoiding the costs and delays associated with obtaining future shareholder approval.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
S&P 500 Growth Index Fund	5,957,218	193,111	208,151	2,256,379	69.2%
S&P 500 Value Index Fund	4,036,342	78,152	59,346	897,545	79.6%

6

Proposal 3—Approve a manager-of-managers arrangement with wholly owned subsidiaries of Vanguard.

This arrangement enables Vanguard or the fund to enter into and materially amend investment advisory arrangements with wholly owned subsidiaries of Vanguard, subject to the approval of the fund’s board of trustees and any conditions imposed by the Securities and Exchange Commission (SEC), while avoiding the costs and delays associated with obtaining future shareholder approval. The ability of the fund to operate in this manner is contingent upon the SEC’s approval of a pending application for an order of exemption.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
S&P 500 Growth Index Fund	5,978,758	187,698	192,024	2,256,379	69.4%
S&P 500 Value Index Fund	4,030,728	80,259	62,853	897,545	79.5%

7

S&P 500 Value Index Fund

Fund Profile
As of February 28, 2018

Share-Class Characteristics
	ETF	Institutional
	Shares	Shares
Ticker Symbol	VOOV	VSPVX
Expense Ratio[1]	0.15%	0.08%
30-Day SEC Yield	2.36%	2.43%

Portfolio Characteristics
			DJ
		S&P 500	U.S. Total
		Value	Market
	Fund	Index	FA Index
Number of Stocks	393	392	3,746
Median Market Cap	$74.6B	$74.6B	$68.2B
Price/Earnings Ratio	16.9x	16.9x	21.7x
Price/Book Ratio	2.1x	2.1x	3.0x
Return on Equity	12.6%	12.6%	15.0%
Earnings Growth
Rate	5.7%	5.7%	8.5%
Dividend Yield	2.4%	2.4%	1.7%
Foreign Holdings	0.1%	0.0%	0.0%
Turnover Rate
(Annualized)	20%	—	—
Short-Term Reserves	-0.1%	—	—

Volatility Measures
		DJ
	S&P 500	U.S. Total
	Value	Market
	Index	FA Index
R-Squared	1.00	0.91
Beta	1.00	0.97
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
JPMorgan Chase & Co.	Diversified Banks	3.7%
Berkshire Hathaway Inc. Multi-Sector
	Holdings	3.6
Exxon Mobil Corp.	Integrated Oil & Gas	2.9
Wells Fargo & Co.	Diversified Banks	2.4
AT&T Inc.	Integrated
	Telecommunication
	Services	2.0
Chevron Corp.	Integrated Oil & Gas	1.9
Citigroup Inc.	Diversified Banks	1.8
Verizon Communications Integrated
Inc.	Telecommunication
	Services	1.8
DowDuPont Inc.	Diversified
	Chemicals	1.5
Bank of America Corp.	Diversified Banks	1.5
Top Ten		23.1%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 22, 2017, and represent estimated costs for the current fiscal year.
For the six months ended February 28, 2018, the annualized expense ratios were 0.15% for ETF Shares and 0.08% for Institutional Shares.

8

S&P 500 Value Index Fund

Sector Diversification (% of equity exposure)
			DJ
		S&P 500	U.S. Total
		Value	Market
	Fund	Index	FA Index
Consumer Discretionary	8.9%	8.9%	13.0%
Consumer Staples	10.7	10.7	6.8
Energy	11.4	11.4	5.2
Financials	25.8	25.6	15.4
Health Care	10.3	10.3	13.4
Industrials	9.9	9.9	10.8
Information Technology	7.2	7.2	24.2
Materials	4.4	4.4	3.3
Real Estate	2.5	2.7	3.5
Telecommunication
Services	4.0	4.0	1.7
Utilities	4.9	4.9	2.7

Sector categories are based on the Global Industry Classification
Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

9

S&P 500 Value Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 7, 2010, Through February 28, 2018

Note: For 2018, performance data reflect the six months ended February 28, 2018.

Average Annual Total Returns: Periods Ended December 31, 2017
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
ETF Shares	9/7/2010
Market Price		15.29%	14.09%	13.88%
Net Asset Value		15.22	14.07	13.85
Institutional Shares	3/3/2015	15.29	—	9.68

See Financial Highlights for dividend and capital gains information.

10

S&P 500 Value Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.5%)[1]
Consumer Discretionary (8.8%)
	Comcast Corp. Class A	181,353	6,567
	Walt Disney Co.	62,246	6,421
	Time Warner Inc.	60,545	5,628
	General Motors Co.	99,406	3,912
	Ford Motor Co.	303,369	3,219
	Target Corp.	42,267	3,187
	Twenty-First Century Fox
	Inc. Class A	81,975	3,018
	Starbucks Corp.	39,830	2,274
	NIKE Inc. Class B	33,717	2,260
	TJX Cos. Inc.	27,211	2,250
	Lowe’s Cos. Inc.	20,723	1,857
	Best Buy Co. Inc.	19,776	1,433
	Omnicom Group Inc.	17,926	1,366
	Twenty-First Century Fox
	Inc.	34,138	1,243
	Yum! Brands Inc.	14,414	1,173
	Carnival Corp.	17,442	1,167
	Genuine Parts Co.	11,401	1,047
	Dollar General Corp.	10,537	997
	Newell Brands Inc.	38,110	979
	L Brands Inc.	19,203	947
	Viacom Inc. Class B	27,438	915
	Whirlpool Corp.	5,588	908
	PVH Corp.	6,022	869
	Kohl’s Corp.	13,107	866
	CBS Corp. Class B	15,511	822
*	AutoZone Inc.	1,219	810
	Ross Stores Inc.	10,200	797
	Hilton Worldwide Holdings
	Inc.	9,436	762
	MGM Resorts International	22,196	760
*	O’Reilly Automotive Inc.	3,041	743
*	DISH Network Corp.
	Class A	17,729	739
	VF Corp.	9,691	723

	Interpublic Group of
	Cos. Inc.	30,230	707
	Macy’s Inc.	23,695	697
	Tapestry Inc.	13,480	686
	Advance Auto Parts Inc.	5,742	656
	News Corp. Class A	39,022	629
	Harley-Davidson Inc.	13,091	594
	Royal Caribbean Cruises
	Ltd.	4,526	573
	Goodyear Tire & Rubber
	Co.	19,168	555
	Gap Inc.	16,939	535
	Lennar Corp. Class A	8,367	473
	Nordstrom Inc.	9,069	465
	Tiffany & Co.	4,604	465
	Ralph Lauren Corp. Class A	4,306	456
	Leggett & Platt Inc.	10,259	446
	Foot Locker Inc.	9,651	443
*	CarMax Inc.	7,092	439
*	Mohawk Industries Inc.	1,721	413
	Expedia Inc.	3,917	412
*	LKQ Corp.	10,084	398
	Hasbro Inc.	4,059	388
*	Chipotle Mexican Grill Inc.
	Class A	1,179	375
	Tractor Supply Co.	5,757	374
*	Discovery Communications
	Inc.	15,878	365
	Darden Restaurants Inc.	3,844	354
	Hanesbrands Inc.	16,457	319
	Mattel Inc.	19,491	310
*	Discovery Communications
	Inc. Class A	11,922	290
*	Ulta Beauty Inc.	1,408	286
	Garmin Ltd.	4,308	255
	BorgWarner Inc.	5,081	249
*	Under Armour Inc. Class A	14,347	238
	Signet Jewelers Ltd.	4,704	237
*	Under Armour Inc.	14,408	217

11

S&P 500 Value Index Fund

		Market
		Value•
	Shares	($000)
* TripAdvisor Inc.	5,314	213
Scripps Networks
Interactive Inc. Class A	2,088	188
H&R Block Inc.	5,844	148
Lennar Corp. Class B	364	17
News Corp. Class B	371	6
		75,530
Consumer Staples (10.7%)
Walmart Inc.	113,823	10,245
Procter & Gamble Co.	124,834	9,802
Coca-Cola Co.	164,009	7,088
Costco Wholesale Corp.	33,981	6,487
Philip Morris International
Inc.	60,389	6,253
PepsiCo Inc.	56,402	6,189
CVS Health Corp.	78,771	5,335
Mondelez International Inc.
Class A	116,208	5,102
Walgreens Boots Alliance
Inc.	67,513	4,651
Altria Group Inc.	65,290	4,110
Kraft Heinz Co.	46,430	3,113
Colgate-Palmolive Co.	36,193	2,496
Sysco Corp.	37,276	2,224
Kroger Co.	69,168	1,876
Archer-Daniels-Midland Co.	43,488	1,806
Tyson Foods Inc. Class A	23,142	1,721
Kimberly-Clark Corp.	15,318	1,699
General Mills Inc.	28,726	1,452
Conagra Brands Inc.	31,765	1,148
JM Smucker Co.	8,832	1,116
Molson Coors Brewing Co.
Class B	14,366	1,095
Dr Pepper Snapple Group
Inc.	7,303	849
Kellogg Co.	12,383	820
Coty Inc. Class A	36,720	709
Hormel Foods Corp.	20,943	680
Campbell Soup Co.	14,965	644
Clorox Co.	4,313	557
McCormick & Co. Inc.	4,744	507
Hershey Co.	5,041	495
Church & Dwight Co. Inc.	9,125	449
Brown-Forman Corp.
Class B	5,019	350
		91,068
Energy (11.3%)
Exxon Mobil Corp.	329,500	24,956
Chevron Corp.	147,700	16,531
Schlumberger Ltd.	107,722	7,071
ConocoPhillips	92,966	5,049
Occidental Petroleum Corp.	59,508	3,904
Halliburton Co.	67,851	3,150
Valero Energy Corp.	34,027	3,077

	EOG Resources Inc.	29,227	2,964
	Phillips 66	32,613	2,947
	Marathon Petroleum Corp.	37,980	2,433
	Anadarko Petroleum Corp.	42,548	2,427
	Kinder Morgan Inc.	149,348	2,419
	Pioneer Natural Resources
	Co.	13,232	2,252
	ONEOK Inc.	31,935	1,799
	Williams Cos. Inc.	64,290	1,785
*	Concho Resources Inc.	11,564	1,744
	Devon Energy Corp.	40,863	1,253
	Noble Energy Inc.	37,838	1,129
	National Oilwell Varco Inc.	29,552	1,037
	Apache Corp.	29,621	1,012
	Andeavor	11,161	1,000
	TechnipFMC plc	34,094	983
	Marathon Oil Corp.	66,068	959
	EQT Corp.	19,042	958
	Baker Hughes a GE Co.	33,297	879
	Hess Corp.	14,498	658
	Helmerich & Payne Inc.	8,447	545
	Cimarex Energy Co.	5,032	484
	Cabot Oil & Gas Corp.	19,414	469
*	Newfield Exploration Co.	15,474	361
	Range Resources Corp.	17,538	233
*	Chesapeake Energy Corp.	70,586	199
			96,667
Financials (25.7%)
	JPMorgan Chase & Co.	269,814	31,164
*	Berkshire Hathaway Inc.
	Class B	149,646	31,007
	Wells Fargo & Co.	344,628	20,130
	Citigroup Inc.	205,603	15,521
	Bank of America Corp.	392,250	12,591
	Goldman Sachs Group Inc.	27,278	7,172
	US Bancorp	122,596	6,664
	Morgan Stanley	108,249	6,064
	PNC Financial Services
	Group Inc.	37,000	5,834
	Chubb Ltd.	36,100	5,123
	Bank of New York Mellon
	Corp.	79,630	4,541
	American International
	Group Inc.	69,905	4,008
	MetLife Inc.	81,828	3,780
	Capital One Financial Corp.	37,693	3,691
	Prudential Financial Inc.	32,970	3,505
	BB&T Corp.	61,348	3,334
	State Street Corp.	28,837	3,061
	Travelers Cos. Inc.	21,283	2,958
	Aflac Inc.	30,573	2,717
	SunTrust Banks Inc.	37,016	2,585
	Discover Financial Services	28,254	2,227
	M&T Bank Corp.	11,704	2,222

12

S&P 500 Value Index Fund

			Market
			Value•
		Shares	($000)
	American Express Co.	22,409	2,185
	BlackRock Inc.	3,938	2,164
	Synchrony Financial	57,200	2,082
	Fifth Third Bancorp	54,865	1,813
	KeyCorp	83,621	1,767
	Regions Financial Corp.	90,197	1,751
	Citizens Financial Group
	Inc.	38,255	1,664
	Hartford Financial Services
	Group Inc.	27,740	1,466
	CME Group Inc.	8,733	1,451
	Marsh & McLennan
	Cos. Inc.	17,067	1,417
	Allstate Corp.	14,789	1,365
	Huntington Bancshares Inc.	84,046	1,320
	Lincoln National Corp.	17,015	1,296
	Aon plc	7,968	1,118
	Loews Corp.	21,465	1,059
	Invesco Ltd.	31,651	1,030
	Franklin Resources Inc.	25,410	983
	Willis Towers Watson plc	5,956	941
	AvalonBay Communities
	Inc.	6,013	938
	Unum Group	17,452	889
	Cincinnati Financial Corp.	11,611	866
	Zions Bancorporation	15,536	854
	XL Group Ltd.	19,910	842
	Northern Trust Corp.	7,677	813
	Everest Re Group Ltd.	3,194	767
	Principal Financial Group
	Inc.	11,280	703
	Comerica Inc.	6,624	644
	Leucadia National Corp.	24,392	585
	Ameriprise Financial Inc.	3,564	558
	People’s United Financial
	Inc.	26,924	515
	Kimco Realty Corp.	33,066	495
	Raymond James Financial
	Inc.	5,197	482
	Arthur J Gallagher & Co.	6,881	476
	Affiliated Managers Group
	Inc.	2,377	450
	Torchmark Corp.	4,840	413
*	Brighthouse Financial Inc.	7,449	404
	Nasdaq Inc.	4,708	380
	Assurant Inc.	4,179	357
	Navient Corp.	20,469	265
			219,467
Health Care (10.2%)
	Johnson & Johnson	96,098	12,481
	Pfizer Inc.	250,296	9,088
	Merck & Co. Inc.	133,995	7,265
	Medtronic plc	59,997	4,793
	Danaher Corp.	47,602	4,655

	Amgen Inc.	23,143	4,253
	Allergan plc	25,862	3,989
*	Express Scripts Holding
	Co.	44,042	3,323
	Bristol-Myers Squibb Co.	47,090	3,117
	Humana Inc.	11,109	3,020
	Gilead Sciences Inc.	35,551	2,799
	McKesson Corp.	16,211	2,419
	Eli Lilly & Co.	29,382	2,263
	Aetna Inc.	12,679	2,245
	Anthem Inc.	9,384	2,209
	Thermo Fisher Scientific
	Inc.	8,731	1,821
	Cardinal Health Inc.	24,463	1,693
*	Mylan NV	41,701	1,681
*	Biogen Inc.	5,097	1,473
	AmerisourceBergen Corp.
	Class A	12,549	1,194
	Baxter International Inc.	17,152	1,163
	Quest Diagnostics Inc.	10,599	1,092
	HCA Healthcare Inc.	10,132	1,006
	Dentsply Sirona Inc.	17,860	1,001
*	Alexion Pharmaceuticals
	Inc.	8,341	980
*	DaVita Inc.	11,775	848
*	Henry Schein Inc.	12,205	808
	Zimmer Biomet Holdings
	Inc.	6,928	805
	Universal Health Services
	Inc. Class B	6,814	778
*	Laboratory Corp. of
	America Holdings	3,325	574
	Perrigo Co. plc	6,522	531
*	IQVIA Holdings Inc.	4,760	468
*	Varian Medical Systems
	Inc.	3,351	400
*	Envision Healthcare Corp.	9,397	362
	PerkinElmer Inc.	3,255	249
	Patterson Cos. Inc.	6,407	202
			87,048
Industrials (9.9%)
	General Electric Co.	674,352	9,515
	United Technologies Corp.	57,746	7,781
	Union Pacific Corp.	29,381	3,827
	Honeywell International
	Inc.	24,287	3,670
	Caterpillar Inc.	22,206	3,434
	United Parcel Service Inc.
	Class B	27,248	2,845
	Eaton Corp. plc	34,261	2,765
	Delta Air Lines Inc.	51,007	2,749
	Johnson Controls
	International plc	71,962	2,653
	Lockheed Martin Corp.	7,369	2,597

13

S&P 500 Value Index Fund

			Market
			Value•
		Shares	($000)
	General Dynamics Corp.	10,793	2,401
	Emerson Electric Co.	29,444	2,092
	Cummins Inc.	12,131	2,040
	FedEx Corp.	8,249	2,033
	PACCAR Inc.	27,341	1,957
	Raytheon Co.	8,762	1,906
	Deere & Co.	11,193	1,801
	Norfolk Southern Corp.	12,238	1,702
	Northrop Grumman Corp.	4,329	1,515
*	IHS Markit Ltd.	28,250	1,329
*	United Continental
	Holdings Inc.	19,581	1,327
	L3 Technologies Inc.	6,072	1,260
	Textron Inc.	20,480	1,226
	WW Grainger Inc.	4,032	1,055
	CH Robinson Worldwide
	Inc.	10,842	1,012
	Ingersoll-Rand plc	11,269	1,001
	Pentair plc	12,842	882
	Nielsen Holdings plc	26,035	850
	American Airlines Group
	Inc.	15,239	827
	Parker-Hannifin Corp.	4,557	813
	Southwest Airlines Co.	14,013	810
	Arconic Inc.	32,936	803
	Snap-on Inc.	4,429	705
	Stanley Black & Decker Inc.	4,056	646
	Republic Services Inc.
	Class A	9,538	641
	Fortive Corp.	8,090	621
	Fluor Corp.	10,874	619
	Alaska Air Group Inc.	9,560	617
	Jacobs Engineering Group
	Inc.	9,353	571
	Rockwell Automation Inc.	3,099	560
	Fastenal Co.	9,824	538
	Harris Corp.	3,425	535
	Dover Corp.	5,325	533
	Acuity Brands Inc.	3,277	467
*	Verisk Analytics Inc.
	Class A	4,355	445
	Kansas City Southern	4,269	440
	Equifax Inc.	3,825	432
	Flowserve Corp.	10,164	430
*	Stericycle Inc.	6,638	416
*	Quanta Services Inc.	12,023	414
	Expeditors International of
	Washington Inc.	6,217	404
	Masco Corp.	8,310	342
	JB Hunt Transport Services
	Inc.	2,860	339
	Xylem Inc.	4,324	322
	Huntington Ingalls
	Industries Inc.	1,168	306

	Robert Half International
	Inc.	3,991	228
	Allegion plc	2,587	218
			84,267
Information Technology (7.1%)
	International Business
	Machines Corp.	66,951	10,433
	Cisco Systems Inc.	207,586	9,296
	Intel Corp.	156,488	7,713
	Oracle Corp.	116,087	5,882
	QUALCOMM Inc.	74,512	4,843
	HP Inc.	129,879	3,038
	Accenture plc Class A	17,781	2,863
	Hewlett Packard Enterprise
	Co.	124,025	2,306
	Western Digital Corp.	23,000	2,002
	Seagate Technology plc	22,497	1,201
	DXC Technology Co.	10,648	1,092
	Fidelity National
	Information Services Inc.	9,866	959
	CA Inc.	24,408	857
	TE Connectivity Ltd.	7,661	790
*	Autodesk Inc.	6,646	781
	Juniper Networks Inc.	29,156	748
	Symantec Corp.	26,532	697
	Paychex Inc.	8,707	567
	Xilinx Inc.	7,603	542
*	Akamai Technologies Inc.	7,899	533
	CSRA Inc.	12,725	516
*	Advanced Micro Devices
	Inc.	42,122	510
	Xerox Corp.	16,601	503
*	Citrix Systems Inc.	4,900	451
	Western Union Co.	21,764	431
	Alliance Data Systems
	Corp.	1,459	351
*	F5 Networks Inc.	2,045	304
	FLIR Systems Inc.	3,444	169
			60,378
Materials (4.4%)
	DowDuPont Inc.	181,963	12,792
	LyondellBasell Industries
	NV Class A	25,152	2,722
	Monsanto Co.	16,400	2,023
*	Freeport-McMoRan Inc.	104,684	1,947
	International Paper Co.	32,110	1,913
	Air Products & Chemicals
	Inc.	10,848	1,744
	Nucor Corp.	24,719	1,617
	Praxair Inc.	10,687	1,600
	Newmont Mining Corp.	41,472	1,584
	Ecolab Inc.	10,920	1,425
	WestRock Co.	19,801	1,302
	PPG Industries Inc.	10,290	1,157

14

S&P 500 Value Index Fund

		Market
		Value•
	Shares	($000)
Eastman Chemical Co.	11,179	1,130
Ball Corp.	27,224	1,088
Mosaic Co.	27,169	715
Vulcan Materials Co.	5,043	594
Martin Marietta Materials
Inc.	2,787	568
CF Industries Holdings Inc.	10,327	426
Sealed Air Corp.	8,686	368
Albemarle Corp.	3,520	354
International Flavors
& Fragrances Inc.	2,396	338
Packaging Corp. of America	2,566	306
		37,713
Real Estate (2.5%)
Weyerhaeuser Co.	58,696	2,056
Simon Property Group Inc.	12,327	1,892
Equity Residential	28,576	1,607
Welltower Inc.	28,798	1,512
Ventas Inc.	27,693	1,338
Crown Castle International
Corp.	10,110	1,113
Realty Income Corp.	21,910	1,077
Host Hotels & Resorts Inc.	57,544	1,068
Public Storage	5,122	996
Boston Properties Inc.	6,715	798
HCP Inc.	36,485	790
Mid-America Apartment
Communities Inc.	8,838	758
SL Green Realty Corp.	7,235	701
Duke Realty Corp.	27,705	686
Regency Centers Corp.	11,507	669
Digital Realty Trust Inc.	6,385	643
GGP Inc.	29,630	627
Essex Property Trust Inc.	2,465	552
Macerich Co.	8,432	497
Alexandria Real Estate
Equities Inc.	3,619	439
Iron Mountain Inc.	12,025	378
Federal Realty Investment
Trust	2,990	341
Vornado Realty Trust	4,687	312
Apartment Investment
& Management Co.	6,829	264
UDR Inc.	7,070	238
		21,352
Telecommunication Services (4.0%)
AT&T Inc.	477,458	17,332
Verizon Communications
Inc.	317,220	15,144
CenturyLink Inc.	75,643	1,337
		33,813

Utilities (4.9%)
Duke Energy Corp.	54,428	4,101
Southern Co.	78,045	3,361
Exelon Corp.	74,659	2,765
NextEra Energy Inc.	17,925	2,727
American Electric Power
Co. Inc.	38,248	2,508
Dominion Energy Inc.	31,027	2,298
Sempra Energy	19,524	2,128
Public Service Enterprise
Group Inc.	39,350	1,906
Consolidated Edison Inc.	24,110	1,806
Xcel Energy Inc.	39,489	1,709
PG&E Corp.	39,874	1,638
Edison International	25,333	1,535
PPL Corp.	53,122	1,522
DTE Energy Co.	13,949	1,406
Eversource Energy	24,641	1,404
Entergy Corp.	14,016	1,063
Ameren Corp.	18,867	1,024
CMS Energy Corp.	21,930	931
CenterPoint Energy Inc.	33,525	907
WEC Energy Group Inc.	14,238	853
Alliant Energy Corp.	17,963	694
Pinnacle West Capital Corp.	8,687	669
FirstEnergy Corp.	20,486	662
NiSource Inc.	26,189	606
AES Corp.	51,367	558
American Water Works
Co. Inc.	6,248	496
SCANA Corp.	11,096	440
NRG Energy Inc.	10,749	278
		41,995
Total Common Stocks
(Cost $774,073)		849,298
Temporary Cash Investments (0.3%)[1]
Money Market Fund (0.2%)
2 Vanguard Market
Liquidity Fund,
1.601%	19,999	2,000

15

S&P 500 Value Index Fund

	Face	Market
	Amount	Value •
	($000)	($000)
U. S. Government and Agency Obligations (0.1%)
3 United States Treasury
Bill, 1.391%, 5/3/18	200	199
3 United States Treasury
Bill, 1.475%, 6/21/18	200	199
		398
Total Temporary Cash Investments
(Cost $2,398)		2,398
Total Investments (99.8%)
(Cost $776,471)		851,696

		Amount
		($000)
Other Assets and Liabilities (0.2%)
Other Assets
Investment in Vanguard		49
Receivables for Accrued Income		2,258
Total Other Assets		2,307
Liabilities
Payables for Investment Securities
Purchased		(3)
Payables to Vanguard		(176)
Variation Margin Payable—
Futures Contracts		(45)
Total Liabilities		(224)
Net Assets (100%)		853,779

At February 28, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	790,534
Undistributed Net Investment Income	3,262
Accumulated Net Realized Losses	(15,336)
Unrealized Appreciation (Depreciation)
Investment Securities	75,225
Futures Contracts	94
Net Assets	853,779

ETF Shares—Net Assets
Applicable to 7,525,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	813,845
Net Asset Value Per Share—
ETF Shares	$108.15

Institutional Shares—Net Assets
Applicable to 168,349 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	39,934
Net Asset Value Per Share—
Institutional Shares	$237.21

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity
markets through the use of index futures contracts. After
giving effect to futures investments, the fund’s effective
common stock and temporary cash investment positions
represent 99.9% and -0.1%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
3 Securities with a value of $249,000 have been segregated as initial margin for open futures contracts.

16

S&P 500 Value Index Fund

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	March 2018	27	3,664	94

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

17

S&P 500 Value Index Fund

Statement of Operations

Six Months Ended
February28,2018
($000)
Investment Income
Income
Dividends	9,943
Interest[1]	22
Total Income	9,965
Expenses
The Vanguard Group—Note B
Investment Advisory Services	103
Management and Administrative—ETF Shares	443
Management and Administrative—Institutional Shares	10
Marketing and Distribution—ETF Shares	25
Marketing and Distribution—Institutional Shares	—
Custodian Fees	16
Shareholders’ Reports and Proxy—ETF Shares	27
Shareholders’ Reports and Proxy—Institutional Shares	—
Total Expenses	624
Net Investment Income	9,341
Realized Net Gain (Loss)
Investment Securities Sold[1]	42,901
Futures Contracts	253
Realized Net Gain (Loss)	43,154
Change in Unrealized Appreciation (Depreciation)
Investment Securities	10,846
Futures Contracts	97
Change in Unrealized Appreciation (Depreciation)[1]	10,943
Net Increase (Decrease) in Net Assets Resulting from Operations	63,438

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $20,000, $1,000, and ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

18

S&P 500 Value Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	9,341	15,972
Realized Net Gain (Loss)	43,154	26,418
Change in Unrealized Appreciation (Depreciation)	10,943	24,609
Net Increase (Decrease) in Net Assets Resulting from Operations	63,438	66,999
Distributions
Net Investment Income
ETF Shares	(9,862)	(14,252)
Institutional Shares	(275)	(117)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Return of Capital
Total Distributions	(10,137)	(14,369)
Capital Share Transactions
ETF Shares	(5,197)	227,736
Institutional Shares	34,410	(3,373)
Net Increase (Decrease) from Capital Share Transactions	29,213	224,363
Total Increase (Decrease)	82,514	276,993
Net Assets
Beginning of Period	771,265	494,272
End of Period[1]	853,779	771,265
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $3,262,000 and $4,058,000.

See accompanying Notes, which are an integral part of the Financial Statements.

19

S&P 500 Value Index Fund

Financial Highlights

ETF Shares
Six Months
	Ended
For a Share Outstanding	February 28,	Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$101.33	$92.41	$83.75	$88.54	$73.72	$61.42
Investment Operations
Net Investment Income	1.173[1]	2.422[1]	2.125	1.932	1.702	1.584
Net Realized and Unrealized Gain (Loss)
on Investments	6.945	8.726	8.605	(4.838)	14.824	12.242
Total from Investment Operations	8.118	11.148	10.730	(2.906)	16.526	13.826
Distributions
Dividends from Net Investment Income	(1.298)	(2.228)	(2.070)	(1.884)	(1.706)	(1.526)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.298)	(2.228)	(2.070)	(1.884)	(1.706)	(1.526)
Net Asset Value, End of Period	$108.15	$101.33	$92.41	$83.75	$88.54	$73.72

Total Return	8.04%	12.19%	13.03%	-3.41%	22.64%	22.79%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$814	$768	$487	$274	$204	$118
Ratio of Total Expenses to
Average Net Assets	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%
Ratio of Net Investment Income to
Average Net Assets	2.19%	2.46%	2.64%	2.37%	2.31%	2.45%
Portfolio Turnover Rate[2]	20%	16%	22%	23%	25%	25%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

20

S&P 500 Value Index Fund

Financial Highlights

Institutional Shares
	Six Months			March 3,
	Ended	Year Ended		2015[1] to
	February 28,	August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$222.23	$202.64	$183.75	$199.34
Investment Operations
Net Investment Income	2.768 [2]	5.202 [2]	4.765	2.352
Net Realized and Unrealized Gain (Loss) on Investments	15.128	19.393	18.875	(15.830)
Total from Investment Operations	17.896	24.595	23.640	(13.478)
Distributions
Dividends from Net Investment Income	(2.916)	(5.005)	(4.750)	(2.112)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(2.916)	(5.005)	(4.750)	(2.112)
Net Asset Value, End of Period	$237.21	$222.23	$202.64	$183.75

Total Return	8.08%	12.27%	13.09%	-6.84%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$40	$4	$7	$11
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.08%	0.08%[3]
Ratio of Net Investment Income to Average Net Assets	2.26%	2.53%	2.71%	2.44%[3]
Portfolio Turnover Rate [4]	20%	16%	22%	23%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

21

S&P 500 Value Index Fund

Notes to Financial Statements

Vanguard S&P 500 Value Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 28, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

22

S&P 500 Value Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2014–2017), and for the period ended February 28, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 28, 2018, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

23

S&P 500 Value Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 28, 2018, the fund had contributed to Vanguard capital in the amount of $49,000, representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of February 28, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	849,298	—	—
Temporary Cash Investments	2,000	398	—
Futures Contracts—Liabilities[1]	(45)	—	—
Total	851,253	398	—
1 Represents variation margin on the last day of the reporting period.

24

S&P 500 Value Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2018, the fund realized $47,585,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2017, the fund had available capital losses totaling $10,909,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2018; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2018, the cost of investment securities for tax purposes was $776,471,000. Net unrealized appreciation of investment securities for tax purposes was $75,225,000, consisting of unrealized gains of $105,142,000 on securities that had risen in value since their purchase and $29,917,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 28, 2018, the fund purchased $384,288,000 of investment securities and sold $358,044,000 of investment securities, other than temporary cash investments. Purchases and sales include $182,619,000 and $198,365,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the six months ended February 28, 2018, such purchases and sales were $109,239,000 and $66,654,000, respectively; these amounts are included in the purchases and sales of investment securities noted above.

25

S&P 500 Value Index Fund

F. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	February 28, 2018		August 31, 2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	194,455	1,775	347,607	3,525
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(199,652)	(1,825)	(119,871)	(1,225)
Net Increase (Decrease)—ETF Shares	(5,197)	(50)	227,736	2,300
Institutional Shares
Issued	35,745	158	1,590	7
Issued in Lieu of Cash Distributions	275	1	117	1
Redeemed	(1,610)	(7)	(5,080)	(25)
Net Increase (Decrease)—Institutional Shares	34,410	152	(3,373)	(17)

G. Management has determined that no material events or transactions occurred subsequent to February 28, 2018, that would require recognition or disclosure in these financial statements.

26

S&P 500 Growth Index Fund

Fund Profile
As of February 28, 2018

Portfolio Characteristics
			DJ
		S&P 500	U.S. Total
		Growth	Market
	Fund	Index	FA Index
Number of Stocks	291	290	3,746
Median Market Cap	$132.7B	$132.7B	$68.2B
Price/Earnings Ratio	29.8x	29.8x	21.7x
Price/Book Ratio	5.8x	5.8x	3.0x
Return on Equity	19.8%	19.8%	15.0%
Earnings Growth
Rate	10.1%	10.1%	8.5%
Dividend Yield	1.3%	1.3%	1.7%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	17%	—	—
Ticker Symbol	VOOG	—	—
Expense Ratio[1]	0.15%	—	—
30-Day SEC Yield	1.23%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
			DJ
		S&P 500	U.S. Total
		Growth	Market
	Fund	Index	FA Index
Consumer Discretionary	16.1%	16.1%	13.0%
Consumer Staples	4.7	4.7	6.8
Energy	0.3	0.3	5.2
Financials	5.6	5.5	15.4
Health Care	16.9	16.9	13.4
Industrials	10.5	10.5	10.8
Information Technology	41.2	41.3	24.2
Materials	1.5	1.5	3.3
Real Estate	2.5	2.5	3.5
Telecommunication
Services	0.0	0.0	1.7
Utilities	0.7	0.7	2.7

Sector categories are based on the Global Industry Classification
Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Volatility Measures
		DJ
	S&P 500	U.S. Total
	Growth	Market
	Index	FA Index
R-Squared	1.00	0.87
Beta	1.00	0.99
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Technology
	Hardware, Storage &
	Peripherals	7.4%
Microsoft Corp.	Systems Software	5.9
Alphabet Inc.	Internet Software &
	Services	5.4
Amazon.com Inc.	Internet & Direct
	Marketing Retail	4.9
Facebook Inc.	Internet Software &
	Services	3.5
Visa Inc.	Data Processing &
	Outsourced Services	1.8
UnitedHealth Group Inc.	Managed Health
	Care	1.8
Home Depot Inc.	Home Improvement
	Retail	1.7
Boeing Co.	Aerospace &
	Defense	1.7
Johnson & Johnson	Pharmaceuticals	1.5
Top Ten		35.6%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratio shown is from the prospectus dated December 22, 2017, and represents estimated costs for the current fiscal year.
For the six months ended February 28, 2018, the annualized expense ratio was 0.15%.

27

S&P 500 Growth Index Fund

Investment Focus

28

S&P 500 Growth Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 7, 2010, Through February 28, 2018

Note: For 2018, performance data reflect the six months ended February 28, 2018.

Average Annual Total Returns: Periods Ended December 31, 2017
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
ETF Shares	9/7/2010
Market Price		27.16%	16.84%	16.47%
Net Asset Value		27.21	16.83	16.46

See Financial Highlights for dividend and capital gains information.

29

S&P 500 Growth Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.7%)[1]
Consumer Discretionary (16.0%)
*	Amazon.com Inc.	65,175	98,574
	Home Depot Inc.	190,296	34,685
*	Netflix Inc.	70,518	20,548
	McDonald’s Corp.	129,900	20,490
*	Booking Holdings Inc.	7,945	16,161
	Comcast Corp. Class A	379,956	13,758
	Walt Disney Co.	115,642	11,930
*	Charter Communications
	Inc. Class A	31,601	10,805
	NIKE Inc. Class B	143,360	9,609
	Starbucks Corp.	148,368	8,472
	Lowe’s Cos. Inc.	92,279	8,267
	Marriott International Inc.
	Class A	49,887	7,045
	Aptiv plc	43,542	3,977
*	Dollar Tree Inc.	38,631	3,965
	TJX Cos. Inc.	46,653	3,857
	Ross Stores Inc.	41,451	3,237
	VF Corp.	33,309	2,484
	DR Horton Inc.	55,897	2,342
	Royal Caribbean Cruises
	Ltd.	18,397	2,329
	Wynn Resorts Ltd.	13,063	2,188
	Yum! Brands Inc.	24,719	2,012
	Carnival Corp.	30,061	2,011
	Dollar General Corp.	20,389	1,929
	Wyndham Worldwide Corp.	16,499	1,910
*	Norwegian Cruise Line
	Holdings Ltd.	33,504	1,906
*	O’Reilly Automotive Inc.	7,479	1,826
*	Mohawk Industries Inc.	6,678	1,602
*	Michael Kors Holdings Ltd.	24,725	1,556
	Lennar Corp. Class A	26,045	1,474
	CBS Corp. Class B	26,549	1,406
*	Ulta Beauty Inc.	6,560	1,334
*	AutoZone Inc.	1,924	1,279

	MGM Resorts International	36,477	1,249
	PulteGroup Inc.	44,292	1,243
	Expedia Inc.	11,821	1,243
*	LKQ Corp.	29,207	1,153
	Darden Restaurants Inc.	12,065	1,112
	BorgWarner Inc.	21,749	1,068
	Hilton Worldwide Holdings
	Inc.	13,149	1,062
	Scripps Networks
	Interactive Inc. Class A	11,300	1,015
	Hasbro Inc.	9,948	951
*	CarMax Inc.	14,844	919
	Tapestry Inc.	18,011	917
	Tiffany & Co.	6,989	706
	H&R Block Inc.	21,911	555
	Tractor Supply Co.	8,379	544
	Garmin Ltd.	8,986	532
*	Chipotle Mexican Grill Inc.
	Class A	1,581	503
	Hanesbrands Inc.	24,826	482
*	TripAdvisor Inc.	6,607	265
	Mattel Inc.	15,185	242
	Lennar Corp. Class B	47	2
			320,731
Consumer Staples (4.7%)
	Philip Morris International
	Inc.	126,563	13,106
	PepsiCo Inc.	113,618	12,467
	Coca-Cola Co.	281,212	12,154
	Procter & Gamble Co.	153,639	12,064
	Altria Group Inc.	174,089	10,959
	Constellation Brands Inc.
	Class A	28,083	6,051
	Estee Lauder Cos. Inc.
	Class A	36,491	5,052
	Colgate-Palmolive Co.	67,318	4,643
*	Monster Beverage Corp.	67,094	4,252
	Kimberly-Clark Corp.	25,222	2,798

30

S&P 500 Growth Index Fund

		Market
		Value•
	Shares	($000)
Dr Pepper Snapple Group
Inc.	14,134	1,643
General Mills Inc.	32,353	1,635
Clorox Co.	11,988	1,547
Brown-Forman Corp.
Class B	21,433	1,496
Hershey Co.	12,421	1,220
Church & Dwight Co. Inc.	21,631	1,064
McCormick & Co. Inc.	9,555	1,020
Kellogg Co.	14,586	966
		94,137
Energy (0.3%)
EOG Resources Inc.	32,968	3,344
Cabot Oil & Gas Corp.	34,697	838
Hess Corp.	13,719	623
Cimarex Energy Co.	4,978	478
		5,283
Financials (5.5%)
Bank of America Corp.	762,631	24,480
Charles Schwab Corp.	194,132	10,293
S&P Global Inc.	41,511	7,962
Intercontinental Exchange
Inc.	95,186	6,956
American Express Co.	70,232	6,848
BlackRock Inc.	11,832	6,501
CME Group Inc.	37,077	6,161
Progressive Corp.	95,263	5,485
Moody’s Corp.	27,046	4,513
T. Rowe Price Group Inc.	39,434	4,413
Marsh & McLennan
Cos. Inc.	47,234	3,921
Aon plc	23,950	3,361
Ameriprise Financial Inc.	16,605	2,598
Allstate Corp.	27,621	2,548
* E*TRADE Financial Corp.	43,887	2,292
Cboe Global Markets Inc.	18,460	2,068
Northern Trust Corp.	18,774	1,988
Willis Towers Watson plc	9,080	1,434
Comerica Inc.	14,371	1,397
Principal Financial Group
Inc.	20,086	1,252
Arthur J Gallagher & Co.	14,814	1,024
Raymond James Financial
Inc.	9,989	926
Affiliated Managers Group
Inc.	4,093	775
Nasdaq Inc.	9,059	732
Torchmark Corp.	7,383	630
		110,558
Health Care (16.9%)
UnitedHealth Group Inc.	157,818	35,692
Johnson & Johnson	236,383	30,701
AbbVie Inc.	259,787	30,091

	Abbott Laboratories	285,085	17,199
	Pfizer Inc.	446,714	16,220
	Amgen Inc.	69,793	12,826
*	Celgene Corp.	128,306	11,178
	Bristol-Myers Squibb Co.	168,019	11,123
	Gilead Sciences Inc.	138,356	10,893
	Thermo Fisher Scientific
	Inc.	47,029	9,809
	Becton Dickinson and Co.	43,116	9,573
	Merck & Co. Inc.	164,876	8,940
	Stryker Corp.	52,318	8,484
	Cigna Corp.	40,378	7,910
*	Intuitive Surgical Inc.	18,242	7,779
	Medtronic plc	95,338	7,616
	Eli Lilly & Co.	96,270	7,415
*	Biogen Inc.	23,773	6,870
*	Vertex Pharmaceuticals
	Inc.	41,216	6,843
	Zoetis Inc.	79,423	6,422
*	Boston Scientific Corp.	223,471	6,092
*	Illumina Inc.	23,786	5,424
	Anthem Inc.	22,290	5,247
	Aetna Inc.	26,452	4,684
*	Edwards Lifesciences
	Corp.	34,457	4,606
*	Regeneron
	Pharmaceuticals Inc.	12,554	4,023
	Agilent Technologies Inc.	52,400	3,594
*	Cerner Corp.	51,438	3,300
	Baxter International Inc.	45,974	3,117
*	Align Technology Inc.	11,746	3,083
*	Centene Corp.	28,254	2,865
*	IDEXX Laboratories Inc.	14,188	2,656
*	Waters Corp.	12,945	2,649
*	Mettler-Toledo International
	Inc.	4,168	2,568
	HCA Healthcare Inc.	24,842	2,466
*	Incyte Corp.	28,548	2,431
*	Alexion Pharmaceuticals
	Inc.	18,932	2,224
	ResMed Inc.	23,097	2,200
	Zimmer Biomet Holdings
	Inc.	18,417	2,141
	Cooper Cos. Inc.	7,959	1,835
*	Hologic Inc.	44,885	1,743
*	Laboratory Corp. of
	America Holdings	9,577	1,654
*	IQVIA Holdings Inc.	13,737	1,351
*	Varian Medical Systems
	Inc.	7,865	939
	PerkinElmer Inc.	11,192	854
	Perrigo Co. plc	7,725	629
			337,959

31

S&P 500 Growth Index Fund

			Market
			Value•
		Shares	($000)
Industrials (10.5%)
	Boeing Co.	91,228	33,044
	3M Co.	97,232	22,899
	Honeywell International
	Inc.	73,207	11,062
	Lockheed Martin Corp.	25,218	8,888
	Union Pacific Corp.	66,662	8,683
	Illinois Tool Works Inc.	50,225	8,108
	CSX Corp.	145,580	7,821
	Caterpillar Inc.	50,390	7,792
	Northrop Grumman Corp.	19,293	6,753
	Raytheon Co.	28,752	6,254
	United Parcel Service Inc.
	Class B	54,819	5,724
	FedEx Corp.	22,859	5,633
	Waste Management Inc.	65,021	5,613
	General Dynamics Corp.	22,620	5,032
	Deere & Co.	28,651	4,609
	Roper Technologies Inc.	16,675	4,587
	Rockwell Collins Inc.	26,545	3,656
	Southwest Airlines Co.	59,425	3,437
	Emerson Electric Co.	42,773	3,039
	Norfolk Southern Corp.	21,093	2,934
	AMETEK Inc.	37,857	2,867
	Stanley Black & Decker Inc.	16,473	2,622
	Rockwell Automation Inc.	14,413	2,606
	Fortive Corp.	32,890	2,526
*	United Rentals Inc.	13,753	2,408
	Cintas Corp.	14,009	2,391
	TransDigm Group Inc.	7,871	2,269
	Parker-Hannifin Corp.	12,124	2,164
	American Airlines Group
	Inc.	37,664	2,043
	Harris Corp.	12,245	1,912
*	Verisk Analytics Inc.
	Class A	16,207	1,656
	AO Smith Corp.	23,778	1,526
	Fortune Brands Home
	& Security Inc.	25,065	1,520
	Ingersoll-Rand plc	17,084	1,517
	Xylem Inc.	20,227	1,509
	Fastenal Co.	26,195	1,433
	Dover Corp.	14,294	1,431
	Masco Corp.	33,773	1,389
	Huntington Ingalls
	Industries Inc.	5,025	1,317
	Equifax Inc.	11,524	1,302
	Republic Services Inc.
	Class A	16,949	1,139
	Expeditors International of
	Washington Inc.	15,879	1,031
	JB Hunt Transport Services
	Inc.	7,934	941
	Allegion plc	10,093	849

	Kansas City Southern	7,967	821
	Robert Half International
	Inc.	12,117	691
			209,448
Information Technology (41.1%)
	Apple Inc.	836,683	149,030
	Microsoft Corp.	1,257,117	117,880
*	Facebook Inc. Class A	388,625	69,300
*	Alphabet Inc. Class C	49,424	54,600
*	Alphabet Inc. Class A	48,331	53,354
	Visa Inc. Class A	295,487	36,327
	Mastercard Inc. Class A	151,366	26,604
	NVIDIA Corp.	98,749	23,897
	Intel Corp.	434,662	21,424
	Texas Instruments Inc.	160,540	17,394
*	Adobe Systems Inc.	80,326	16,799
	Cisco Systems Inc.	372,466	16,679
	Broadcom Ltd.	66,244	16,326
*	PayPal Holdings Inc.	184,095	14,619
*	salesforce.com Inc.	111,803	12,997
	Oracle Corp.	253,147	12,827
	Accenture plc Class A	63,456	10,217
	Applied Materials Inc.	173,664	10,001
*	Micron Technology Inc.	188,890	9,220
	Activision Blizzard Inc.	123,194	9,009
	Automatic Data Processing
	Inc.	72,268	8,334
	Cognizant Technology
	Solutions Corp. Class A	96,076	7,880
*	eBay Inc.	158,489	6,793
	Intuit Inc.	39,582	6,605
*	Electronic Arts Inc.	50,172	6,206
	QUALCOMM Inc.	84,037	5,462
	Analog Devices Inc.	60,015	5,410
	Lam Research Corp.	26,368	5,059
*	Fiserv Inc.	33,971	4,871
	Amphenol Corp. Class A	49,702	4,542
*	Red Hat Inc.	28,837	4,251
	TE Connectivity Ltd.	41,182	4,245
	Corning Inc.	141,459	4,114
	Microchip Technology Inc.	38,065	3,385
	Fidelity National
	Information Services Inc.	33,715	3,276
	Skyworks Solutions Inc.	29,925	3,269
	Global Payments Inc.	25,931	2,940
	KLA-Tencor Corp.	25,514	2,891
	Motorola Solutions Inc.	26,325	2,794
	NetApp Inc.	43,911	2,659
*	Autodesk Inc.	21,793	2,560
	DXC Technology Co.	24,162	2,478
	Total System Services Inc.	27,267	2,398
*	ANSYS Inc.	13,836	2,213
	Paychex Inc.	33,848	2,205
*	Synopsys Inc.	24,471	2,072

32

S&P 500 Growth Index Fund

			Market
			Value•
		Shares	($000)
*	Cadence Design Systems
	Inc.	46,035	1,785
	Xilinx Inc.	24,923	1,776
*	Qorvo Inc.	20,841	1,682
*	Gartner Inc.	14,770	1,675
*	VeriSign Inc.	13,831	1,605
*	Citrix Systems Inc.	13,060	1,202
	Symantec Corp.	45,449	1,195
	Alliance Data Systems
	Corp.	4,771	1,150
*	F5 Networks Inc.	5,868	872
	FLIR Systems Inc.	15,311	752
*	Akamai Technologies Inc.	11,003	742
	Western Union Co.	29,180	578
^,*	Advanced Micro Devices
	Inc.	45,383	550
			822,980
Materials (1.5%)
	Sherwin-Williams Co.	13,399	5,381
	Monsanto Co.	37,243	4,595
	Praxair Inc.	24,217	3,626
	Ecolab Inc.	19,469	2,540
	PPG Industries Inc.	19,864	2,234
	Air Products & Chemicals
	Inc.	12,743	2,049
	FMC Corp.	21,854	1,715
	Avery Dennison Corp.	14,400	1,701
	Vulcan Materials Co.	10,994	1,294
	Packaging Corp. of America	9,963	1,188
	International Flavors
	& Fragrances Inc.	7,861	1,110
	Albemarle Corp.	10,601	1,065
	Martin Marietta Materials
	Inc.	4,409	899
	CF Industries Holdings Inc.	16,422	677
	Sealed Air Corp.	11,107	471
			30,545
Real Estate (2.5%)
	American Tower Corp.	69,896	9,739
	Prologis Inc.	86,681	5,260
	Equinix Inc.	12,751	5,000
	Crown Castle International
	Corp.	45,036	4,957
	Simon Property Group Inc.	24,823	3,811
*	SBA Communications Corp.
	Class A	19,168	3,014
	Public Storage	13,674	2,659
*	CBRE Group Inc. Class A	49,275	2,304
	Digital Realty Trust Inc.	20,078	2,021
	Extra Space Storage Inc.	20,544	1,747
	AvalonBay Communities
	Inc.	9,910	1,546
	Boston Properties Inc.	11,065	1,315
	Essex Property Trust Inc.	5,603	1,254

	Vornado Realty Trust	18,254	1,213
	Alexandria Real Estate
	Equities Inc.	8,917	1,082
	UDR Inc.	29,000	975
	GGP Inc.	39,659	840
	Iron Mountain Inc.	20,679	650
	Federal Realty Investment
	Trust	5,585	636
	Apartment Investment
	& Management Co.	11,415	441
			50,464
Utilities (0.7%)
	NextEra Energy Inc.	39,078	5,946
	Dominion Energy Inc.	39,874	2,953
	WEC Energy Group Inc.	21,569	1,292
	American Water Works
	Co. Inc.	15,997	1,270
	FirstEnergy Corp.	29,916	967
	NRG Energy Inc.	26,609	688
			13,116
Total Common Stocks
(Cost $1,470,867)			1,995,221
Temporary Cash Investments (0.2%)[1]
Money Market Fund (0.2%)
[2,3]	Vanguard Market
	Liquidity Fund,
	1.601%	42,046	4,204

		Face
		Amount
		($000)
U. S. Government and Agency Obligations (0.0%)
4	United States Treasury
	Bill, 1.446%, 5/31/18	210,000	209
4	United States Treasury
	Bill, 1.475–1.509%,
	6/21/18	600,000	597
			806
Total Temporary Cash Investments
(Cost $5,011)			5,010
Total Investments (99.9%)
(Cost $1,475,878)			2,000,231

33

S&P 500 Growth Index Fund

Amount
($000)
Other Assets and Liabilities (0.1%)
Other Assets
Investment in Vanguard	108
Receivables for Accrued Income	2,415
Receivables for Capital Shares Issued	16
Total Other Assets	2,539
Liabilities
Payables for Investment Securities
Purchased	(269)
Collateral for Securities on Loan	(268)
Payables to Vanguard	(362)
Variation Margin Payable—
Futures Contracts	(66)
Other Liabilities	(3)
Total Liabilities	(968)
Net Assets (100%)	2,001,802

At February 28, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	1,508,767
Undistributed Net Investment Income	3,032
Accumulated Net Realized Losses	(34,471)
Unrealized Appreciation (Depreciation)
Investment Securities	524,353
Futures Contracts	121
Net Assets	2,001,802

ETF Shares—Net Assets
Applicable to 13,925,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,001,802
Net Asset Value Per Share—
ETF Shares	$143.76

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $249,000.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity
markets through the use of index futures contracts. After
giving effect to futures investments, the fund’s effective
common stock and temporary cash investment positions
represent 99.9% and 0.0%, respectively, of net assets.
2 Includes $268,000 of collateral received for securities on loan.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
4 Securities with a value of $607,000 have been segregated as initial margin for open futures contracts.

34

S&P 500 Growth Index Fund

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	March 2018	40	5,429	121

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

35

S&P 500 Growth Index Fund

Statement of Operations

Six Months Ended
February28,2018
($000)
Investment Income
Income
Dividends	12,968
Interest[1]	37
Securities Lending—Net	15
Total Income	13,020
Expenses
The Vanguard Group—Note B
Investment Advisory Services	221
Management and Administrative	1,010
Marketing and Distribution	52
Custodian Fees	19
Shareholders’ Reports and Proxy	68
Trustees’ Fees and Expenses	1
Total Expenses	1,371
Net Investment Income	11,649
Realized Net Gain (Loss)
Investment Securities Sold[1]	42,019
Futures Contracts	584
Realized Net Gain (Loss)	42,603
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	173,491
Futures Contracts	59
Change in Unrealized Appreciation (Depreciation)	173,550
Net Increase (Decrease) in Net Assets Resulting from Operations	227,802
1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $29,000, ($1,000), and ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

36

S&P 500 Growth Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	11,649	21,296
Realized Net Gain (Loss)	42,603	17,599
Change in Unrealized Appreciation (Depreciation)	173,550	205,577
Net Increase (Decrease) in Net Assets Resulting from Operations	227,802	244,472
Distributions
Net Investment Income	(13,619)	(19,314)
Realized Capital Gain	—	—
Total Distributions	(13,619)	(19,314)
Capital Share Transactions
Issued	249,900	455,621
Issued in Lieu of Cash Distributions	—	—
Redeemed	(126,669)	(47,587)
Net Increase (Decrease) from Capital Share Transactions	123,231	408,034
Total Increase (Decrease)	337,414	633,192
Net Assets
Beginning of Period	1,664,388	1,031,196
End of Period[1]	2,001,802	1,664,388
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $3,032,000 and $5,002,000.

See accompanying Notes, which are an integral part of the Financial Statements.

37

S&P 500 Growth Index Fund

Financial Highlights

ETF Shares
Six Months
	Ended
For a Share Outstanding	February 28,	Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$127.78	$109.12	$99.21	$96.99	$77.29	$68.43
Investment Operations
Net Investment Income	. 860[1]	1.841[1]	1.565	1.523	1.257	1.291
Net Realized and Unrealized Gain (Loss)
on Investments	16.138	18.527	9.857	2.193	19.715	8.848
Total from Investment Operations	16.998	20.368	11.422	3.716	20.972	10.139
Distributions
Dividends from Net Investment Income	(1.018)	(1.708)	(1.512)	(1.496)	(1.272)	(1.279)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.018)	(1.708)	(1.512)	(1.496)	(1.272)	(1.279)
Net Asset Value, End of Period	$143.76	$127.78	$109.12	$99.21	$96.99	$77.29

Total Return	13.37%	18.85%	11.62%	3.80%	27.33%	15.00%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,002	$1,664	$1,031	$570	$325	$147
Ratio of Total Expenses to
Average Net Assets	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%
Ratio of Net Investment Income to
Average Net Assets	1.28%	1.57%	1.59%	1.62%	1.56%	1.81%
Portfolio Turnover Rate[2]	17%	19%	20%	21%	23%	24%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

38

S&P 500 Growth Index Fund

Notes to Financial Statements

Vanguard S&P 500 Growth Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. The fund has not issued any Institutional Shares as of February 28, 2018.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 28, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

39

S&P 500 Growth Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2014–2017), and for the period ended February 28, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 28, 2018, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

40

S&P 500 Growth Index Fund

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 28, 2018, the fund had contributed to Vanguard capital in the amount of $108,000, representing 0.01% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of February 28, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,995,221	—	—
Temporary Cash Investments	4,204	806	—
Futures Contracts—Liabilities[1]	(66)	—	—
Total	1,999,359	806	—
1 Represents variation margin on the last day of the reporting period.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

41

S&P 500 Growth Index Fund

During the six months ended February 28, 2018, the fund realized $51,534,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

At February 28, 2018, the cost of investment securities for tax purposes was $1,475,878,000. Net unrealized appreciation of investment securities for tax purposes was $524,353,000, consisting of unrealized gains of $536,711,000 on securities that had risen in value since their purchase and $12,358,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 28, 2018, the fund purchased $541,907,000 of investment securities and sold $420,217,000 of investment securities, other than temporary cash investments. Purchases and sales include $229,621,000 and $142,251,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the six months ended February 28, 2018, such purchases and sales were $128,018,000 and $155,029,000, respectively; these amounts are included in the purchases and sales of investment securities noted above.

F. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	February 28, 2018	August 31, 2017
	Shares	Shares
	(000)	(000)
Issued	1,825	3,975
Issued in Lieu of Cash Distributions	—	—
Redeemed	(925)	(400)
Net Increase (Decrease) in Shares Outstanding	900	3,575

G. Management has determined that no material events or transactions occurred subsequent to February 28, 2018, that would require recognition or disclosure in these financial statements.

42

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

43

Six Months Ended February 28, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	8/31/2017	2/28/2018	Period
Based on Actual Fund Return
S&P 500 Value Index Fund
ETF Shares	$1,000.00	$1,080.36	$0.77
Institutional Shares	1,000.00	1,080.78	0.41
S&P 500 Growth Index Fund
ETF Shares	$1,000.00	$1,133.69	$0.79
Based on Hypothetical 5% Yearly Return
S&P 500 Value Index Fund
ETF Shares	$1,000.00	$1,024.05	$0.75
Institutional Shares	1,000.00	1,024.40	0.40
S&P 500 Growth Index Fund
ETF Shares	$1,000.00	$1,024.05	$0.75

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the S&P 500 Value Index Fund, 0.15% for ETF Shares and 0.08% for Institutional Shares; and for the S&P 500 Growth
Index Fund, 0.15%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month peiod, then divided by the number of days in the most recent 12-month period (181/365).

44

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share.

For a fund, the weighted average price/book ratio of the stocks it holds.

45

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

46

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification.
Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 208 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

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Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q18402 042018

Semiannual Report | February 28, 2018

Vanguard S&P Small-Cap 600 Index Funds

Vanguard S&P Small-Cap 600 Index Fund

Vanguard S&P Small-Cap 600 Value Index Fund

Vanguard S&P Small-Cap 600 Growth Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	3
Results of Proxy Voting.	6
S&P Small-Cap 600 Index Fund.	8
S&P Small-Cap 600 Value Index Fund.	28
S&P Small-Cap 600 Growth Index Fund.	47
About Your Fund’s Expenses.	63
Glossary.	65

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• Small-capitalization growth stocks generally outpaced their value counterparts over the six months ended February 28, 2018. The performance of the Vanguard S&P Small-Cap 600 Index Funds reflected this trend.

• Results ranged from almost 10% for the Value Index Fund to almost 11% for the Growth Index Fund. Vanguard S&P Small-Cap 600 Index Fund, which includes both value and growth stocks, returned more than 10%.

• The broad stock market recorded robust returns for most of the period as corporate earnings improved and investors paid more for those earnings.

• All three funds closely tracked their target indexes. The Index and Value Index Funds exceeded the average returns of their peers, while the Growth Index Fund lagged its peer-group average.

• Stocks in the industrial, health care, financial, and consumer discretionary sectors were among the top contributors for all three funds, while real estate, utilities, and telecommunication services stocks declined.

Total Returns: Six Months Ended February 28, 2018
Total
Returns
Vanguard S&P Small-Cap 600 Index Fund
ETF Shares
Market Price	10.34%
Net Asset Value	10.31
Institutional Shares	10.33
S&P SmallCap 600 Index	10.36
Small-Cap Core Funds Average	7.60
Small-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard S&P Small-Cap 600 Value Index Fund
ETF Shares
Market Price	9.71%
Net Asset Value	9.70
Institutional Shares	9.77
S&P SmallCap 600 Value Index	9.77
Small-Cap Value Funds Average	6.63
Small-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Total
Returns
Vanguard S&P Small-Cap 600 Growth Index Fund
ETF Shares
Market Price	10.84%
Net Asset Value	10.81
S&P SmallCap 600 Growth Index	10.91
Small-Cap Growth Funds Average	12.08

Small-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Expense Ratios
Your Fund Compared With Its Peer Group
	ETF	Institutional	Peer Group
	Shares	Shares	Average
S&P Small-Cap 600 Index Fund	0.15%	0.08%	1.20%
S&P Small-Cap 600 Value Index Fund	0.20	0.08	1.30
S&P Small-Cap 600 Growth Index Fund	0.20	—	1.31

The fund expense ratios shown are from the prospectus dated December 22, 2017, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2018, the annualized expense ratios were: for the S&P Small-Cap 600 Index Fund, 0.15% for
ETF Shares and 0.08% for Institutional Shares; for the S&P Small-Cap 600 Value Index Fund, 0.20% for ETF Shares and 0.08%
for Institutional Shares; and for the S&P Small-Cap 600 Growth Index Fund, 0.20% for ETF Shares. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2017.

Peer groups: For the S&P Small-Cap 600 Index Fund, Small-Cap Core Funds; for the S&P Small-Cap 600 Value Index Fund, Small-Cap Value
Funds; and for the S&P Small-Cap 600 Growth Index Fund, Small-Cap Growth Funds.

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

As I begin my tenure as Vanguard’s fourth chief executive, I’ve been reflecting on both the past and the future of the company where I have spent my entire professional career.

I feel extremely fortunate to have the chance to lead a company filled with people who come to work every day passionate about Vanguard’s core purpose: to take a stand for all investors, to treat them fairly, and to give them the best chance for investment success.

Making a real difference

When I joined Vanguard in 1991, I found a mission-driven team focused on improving lives—helping people retire more comfortably, put their children through college, and achieve financial security. I found a company with purpose in an industry ripe for improvement.

It was clear, even early in my career, that the cards were stacked against most investors. Hidden fees, performance-chasing, and poor advice were relentlessly eroding investors’ dreams.

We knew Vanguard could be different and, as a result, could make a real difference. Over the past 25 years, for example, Vanguard has lowered our funds’ asset-weighted average expense ratio from 0.31% to 0.12%. And over the past decade, 94% of our funds have beaten the average annual return of their peers.1

Focused on your success

Vanguard is built for Vanguard investors—as a client-owned company, we focus solely on you, our fund shareholders. Everything we do is designed to give our clients the best chance for investment success. In my role as CEO, I intend to keep this priority front and center. We’re proud of what we’ve achieved, but we’re even more excited about what’s to come.

As I write this, we’ve experienced a period of pronounced market volatility. Strong economic growth and budding signs of inflation have raised concerns about a more aggressive Federal Reserve. Although volatility can test investors’ nerves, we sometimes think of this as “Vanguard weather”—a time when having a disciplined, low-cost, and long-term approach to investment management serves investors well.

Market Barometer
			Total Returns
		Periods Ended February 28, 2018
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	10.62%	16.70%	14.56%
Russell 2000 Index (Small-caps)	8.30	10.51	12.19
Russell 3000 Index (Broad U.S. market)	10.45	16.22	14.37
FTSE All-World ex US Index (International)	7.84	21.50	6.69

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-2.18%	0.51%	1.71%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-1.24	2.50	2.57
Citigroup Three-Month U.S. Treasury Bill Index	0.59	0.98	0.27

CPI
Consumer Price Index	1.41%	2.21%	1.41%

The performance data shown represent past performance, which is not a guarantee of future results.

1 For the ten-year period through December 31, 2017, 9 of 9 Vanguard money market funds, 56 of 60 bond funds, 21 of 22 balanced funds, and 131 of 140 stock funds, or 217 of 231 Vanguard funds, outperformed their peer-group averages. Sources: Vanguard, based on data from Lipper, a Thomson Reuters Company.

Steady, time-tested guidance

Our guidance for investors, as always, is to stay the course, tune out the hyperbolic headlines, and focus on your goals and what you can control, such as costs and how much you save. This time-tested advice has served our clients well over the decades.

Regardless of how the markets perform in the short term, I’m incredibly optimistic about the future for our investors. We have a dedicated team serving you, and we will never stop striving to make Vanguard the best place for you to invest through our high-quality funds and services, advice and guidance to help you meet your financial goals, and an experience that makes you feel good about entrusting us with your hard-earned savings.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley
President and Chief Executive Officer
March 19, 2018

Results of Proxy Voting

At a special meeting of shareholders on November 15, 2017, fund shareholders approved the following proposals:

Proposal 1—Elect trustees for the fund.*

The individuals listed in the table below were elected as trustees for the fund. All trustees with the exception of Ms. Mulligan, Ms. Raskin, and Mr. Buckley (each of whom already serves as a director of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
Mortimer J. Buckley	9,281,319,082	271,149,701	97.2%
Emerson U. Fullwood	9,233,627,321	318,841,462	96.7%
Amy Gutmann	9,180,258,885	372,209,899	96.1%
JoAnn Heffernan Heisen	9,203,859,497	348,609,287	96.4%
F. Joseph Loughrey	9,266,102,164	286,366,620	97.0%
Mark Loughridge	9,194,614,438	357,854,345	96.3%
Scott C. Malpass	9,160,256,693	392,212,090	95.9%
F. William McNabb III	9,281,230,095	271,238,689	97.2%
Deanna Mulligan	9,181,747,156	370,721,628	96.1%
André F. Perold	9,107,402,388	445,066,396	95.3%
Sarah Bloom Raskin	9,115,014,439	437,454,345	95.4%
Peter F. Volanakis	9,200,130,944	352,337,840	96.3%
*Results are for all funds within the same trust.

Shareholders of Vanguard S&P Small-Cap 600 Value Index Fund did approve, but shareholders of Vanguard S&P Small-Cap 600 Growth Index Fund and Vanguard S&P Small-Cap 600 Index Fund did not approve, the following proposals:

Proposal 2—Approve a manager-of-managers arrangement with third-party investment advisors.

This arrangement enables the fund to enter into and materially amend investment advisory arrangements with third-party investment advisors, subject to the approval of the fund’s board of trustees and certain conditions imposed by the Securities and Exchange Commission, while avoiding the costs and delays associated with obtaining future shareholder approval.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
S&P Small-Cap 600 Growth
Index Fund	774,207	44,706	51,966	398,271	61.0%*
S&P Small-Cap 600
Index Fund	2,862,091	209,535	93,279	1,134,725	66.6%*
S&P Small-Cap 600 Value
Index Fund	809,648	54,638	39,715	280,176	68.4%
* Although a sufficient percentage of the fund’s shares outstanding were voted, the “Percentage For” was not high enough for the proposal to pass.

Proposal 3—Approve a manager-of-managers arrangement with wholly owned subsidiaries of Vanguard.

This arrangement enables Vanguard or the fund to enter into and materially amend investment advisory arrangements with wholly owned subsidiaries of Vanguard, subject to the approval of the fund’s board of trustees and any conditions imposed by the Securities and Exchange Commission (SEC), while avoiding the costs and delays associated with obtaining future shareholder approval. The ability of the fund to operate in this manner is contingent upon the SEC’s approval of a pending application for an order of exemption.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
S&P Small-Cap 600 Growth
Index Fund	771,003	45,879	53,997	398,271	60.8%*
S&P Small-Cap 600 Index
Fund	2,863,019	209,556	92,330	1,134,725	66.6%*
S&P Small-Cap 600 Value
Index Fund	813,084	55,474	35,444	280,176	68.7%
* Although a sufficient percentage of the fund’s shares outstanding were voted, the “Percentage For” was not high enough for the proposal to pass.

S&P Small-Cap 600 Index Fund

Fund Profile
As of February 28, 2018

Share-Class Characteristics
	ETF	Institutional
	Shares	Shares
Ticker Symbol	VIOO	VSMSX
Expense Ratio[1]	0.15%	0.08%
30-Day SEC Yield	1.14%	1.21%

Portfolio Characteristics
			DJ
		S&P	U.S. Total
		SmallCap	Market
	Fund	600 Index	FA Index
Number of Stocks	603	601	3,746
Median Market Cap	$1.7B	$1.7B	$68.2B
Price/Earnings Ratio	21.5x	21.5x	21.7x
Price/Book Ratio	2.2x	2.2x	3.0x
Return on Equity	9.0%	9.0%	15.0%
Earnings Growth
Rate	9.2%	9.2%	8.5%
Dividend Yield	1.3%	1.3%	1.7%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	13%	—	—
Short-Term
Reserves	0.0%	—	—

Volatility Measures
		DJ
	S&P	U.S. Total
	SmallCap	Market
	600 Index	FA Index
R-Squared	1.00	0.64
Beta	1.00	1.05
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings(% of total net assets)
Nektar Therapeutics	Pharmaceuticals	1.8%
Cantel Medical Corp.	Health Care
	Equipment	0.5
Chemed Corp.	Health Care Services	0.5
Lumentum Holdings Inc. Communications
	Equipment	0.5
On Assignment Inc.	Human Resource &
	Employment
	Services	0.5
Haemonetics Corp.	Health Care Supplies	0.5
Five Below Inc.	Specialty Stores	0.5
CACI International Inc.	IT Consulting &
	Other Services	0.5
Evercore Inc.	Investment Banking
	& Brokerage	0.5
John Bean Technologies
Corp.	Industrial Machinery	0.5
Top Ten		6.3%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 22, 2017, and represent estimated costs for the current fiscal year.
For the six months ended February 28, 2018, the annualized expense ratios were 0.15% for ETF Shares and 0.08% for Institutional Shares.

S&P Small-Cap 600 Index Fund

Sector Diversification (% of equity exposure)
			DJ
		S&P U.S. Total
		SmallCap Market
	Fund	600 Index	FA Index
Consumer Discretionary	14.5%	14.5%	13.0%
Consumer Staples	2.5	2.5	6.8
Energy	3.2	3.2	5.2
Financials	17.1	17.1	15.4
Health Care	14.8	14.8	13.4
Industrials	18.9	18.9	10.8
Information Technology	14.8	14.8	24.2
Materials	5.3	5.3	3.3
Real Estate	5.2	5.2	3.5
Telecommunication
Services	1.2	1.2	1.7
Utilities	2.5	2.5	2.7

Sector categories are based on the Global Industry Classification
Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

S&P Small-Cap 600 Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 7, 2010, Through February 28, 2018

Note: For 2018, performance data reflect the six months ended February 28, 2018.

Average Annual Total Returns: Periods Ended December 31, 2017
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
ETF Shares	9/7/2010
Market Price		13.24%	15.88%	16.37%
Net Asset Value		13.31	15.89	16.36
Institutional Shares	4/1/2011[1]	13.37	15.97	12.96

1 Institutional Shares were first issued on December 15, 2010, and the sole shareholder redeemed shortly thereafter. Institutional Shares were next issued on April 1, 2011. The total returns shown are based on the period beginning April 1, 2011.

See Financial Highlights for dividend and capital gains information.

S&P Small-Cap 600 Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.7%)[1]
Consumer Discretionary (14.5%)
*	Five Below Inc.	116,771	7,806
	Marriott Vacations
	Worldwide Corp.	49,876	7,008
*	Ollie’s Bargain Outlet
	Holdings Inc.	103,965	6,170
	Wolverine World Wide Inc.	202,330	5,924
	LCI Industries	52,741	5,765
*	Shutterfly Inc.	69,491	5,332
	Lithia Motors Inc. Class A	50,792	5,277
	Children’s Place Inc.	36,814	5,239
*	TopBuild Corp.	75,189	5,236
*	Steven Madden Ltd.	112,620	4,944
*	Penn National Gaming Inc.	177,435	4,722
*	Dorman Products Inc.	63,498	4,381
*	Cooper-Standard Holdings
	Inc.	33,404	4,070
*,^	iRobot Corp.	58,942	4,005
*	Dave & Buster’s
	Entertainment Inc.	86,928	3,892
	Monro Inc.	69,303	3,528
*	Meritage Homes Corp.	80,141	3,398
*	RH	39,791	3,377
*	G-III Apparel Group Ltd.	87,669	3,236
	World Wrestling
	Entertainment Inc.
	Class A	84,667	3,230
	La-Z-Boy Inc.	102,083	3,134
	Callaway Golf Co.	200,084	3,097
*	American Axle &
	Manufacturing Holdings
	Inc.	209,664	3,095
	DSW Inc. Class A	152,827	2,997
*	Fox Factory Holding Corp.	79,427	2,982
	Abercrombie & Fitch Co.	143,798	2,967
*	Sleep Number Corp.	84,194	2,900
	Dine Brands Global Inc.	38,047	2,891

	Group 1 Automotive Inc.	41,466	2,855
*	Cavco Industries Inc.	17,935	2,853
*	JC Penney Co. Inc.	657,783	2,848
	Oxford Industries Inc.	35,572	2,843
	Wingstop Inc.	61,533	2,788
	Chico’s FAS Inc.	270,267	2,713
	Winnebago Industries
	Inc.	61,220	2,666
*	Installed Building
	Products Inc.	44,485	2,658
	MDC Holdings Inc.	95,091	2,632
*	Asbury Automotive
	Group Inc.	39,224	2,583
	Caleres Inc.	90,879	2,546
	Tailored Brands Inc.	104,024	2,435
*	Gentherm Inc.	77,483	2,386
	Gannett Co. Inc.	236,411	2,374
^	Sonic Corp.	85,230	2,141
	Scholastic Corp.	58,450	2,128
*	Vista Outdoor Inc.	121,222	2,089
*	LGI Homes Inc.	36,784	2,082
*	Belmond Ltd. Class A	177,237	2,047
	Strayer Education Inc.	22,412	2,009
	Standard Motor
	Products Inc.	42,974	2,005
	Guess? Inc.	126,731	2,001
	Core-Mark Holding Co.
	Inc.	97,693	2,000
	PetMed Express Inc.	43,561	1,969
	Nutrisystem Inc.	63,518	1,953
	New Media Investment
	Group Inc.	112,697	1,944
	Capella Education Co.	24,714	1,920
*	Career Education Corp.	138,919	1,838
*	Crocs Inc.	147,348	1,804
*	M/I Homes Inc.	58,328	1,694
*	Genesco Inc.	42,113	1,655
	BJ’s Restaurants Inc.	37,999	1,653
	EW Scripps Co. Class A	117,031	1,612

S&P Small-Cap 600 Index Fund

			Market
			Value•
		Shares	($000)
^	Sturm Ruger & Co. Inc.	36,836	1,586
	Ruth’s Hospitality Group
	Inc.	61,628	1,513
*,^	Shake Shack Inc. Class A	38,792	1,513
*	Universal Electronics Inc.	30,271	1,498
*	William Lyon Homes
	Class A	58,853	1,488
*	Red Robin Gourmet
	Burgers Inc.	27,347	1,467
*	Lumber Liquidators
	Holdings Inc.	60,151	1,393
	Ethan Allen Interiors Inc.	53,476	1,270
*	Unifi Inc.	36,117	1,264
	Buckle Inc.	59,808	1,259
*,^	Fossil Group Inc.	91,406	1,223
*	Express Inc.	166,952	1,205
*	Regis Corp.	74,098	1,192
	Marcus Corp.	40,565	1,095
*	American Public
	Education Inc.	34,525	1,062
*	Hibbett Sports Inc.	40,447	1,042
	Movado Group Inc.	32,881	1,019
	Sonic Automotive Inc.
	Class A	51,996	1,019
*	Monarch Casino &
	Resort Inc.	23,997	1,013
*	MarineMax Inc.	46,748	977
*	Fiesta Restaurant
	Group Inc.	57,437	976
*	Chuy’s Holdings Inc.	35,868	968
	Finish Line Inc. Class A	85,060	903
*	Biglari Holdings Inc.	2,138	896
^	Rent-A-Center Inc.	112,957	849
	Haverty Furniture Cos.
	Inc.	41,132	837
*	Motorcar Parts of
	America Inc.	40,305	821
*	Ascena Retail Group Inc.	360,754	819
*	Nautilus Inc.	65,190	773
*	Zumiez Inc.	38,454	758
*	Perry Ellis International Inc.	26,711	712
	Superior Industries
	International Inc.	49,254	712
*	Barnes & Noble Education
	Inc.	78,946	576
	Shoe Carnival Inc.	24,121	563
	Cato Corp. Class A	49,084	558
	Barnes & Noble Inc.	119,611	538
*	El Pollo Loco Holdings Inc.	45,895	447
*	Vera Bradley Inc.	40,534	408
*	Francesca’s Holdings Corp.	77,481	404
	Tile Shop Holdings Inc.	72,722	393
*	Kirkland’s Inc.	33,960	298
^	Big 5 Sporting Goods Corp.	42,406	261

^	Fred’s Inc. Class A	76,002	253
*	FTD Cos. Inc.	35,734	215
*	Vitamin Shoppe Inc.	51,317	192
			234,555
Consumer Staples (2.5%)
*	Darling Ingredients Inc.	348,557	6,340
	J&J Snack Foods Corp.	31,579	4,242
	B&G Foods Inc.	140,593	3,894
	WD-40 Co.	29,548	3,685
	Calavo Growers Inc.	33,362	2,847
*	Cal-Maine Foods Inc.	62,948	2,682
*	Central Garden & Pet Co.
	Class A	73,537	2,665
	Universal Corp.	53,108	2,610
	Andersons Inc.	55,768	1,955
	Coca-Cola Bottling Co.
	Consolidated	9,823	1,833
	Inter Parfums Inc.	36,293	1,539
	Medifast Inc.	22,187	1,415
	SpartanNash Co.	78,191	1,311
	SUPERVALU Inc.	80,975	1,152
	John B Sanfilippo & Son
	Inc.	18,436	1,065
*	Central Garden & Pet Co.	22,173	857
*	Seneca Foods Corp.
	Class A	14,282	416
			40,508
Energy (3.2%)
*	PDC Energy Inc.	139,252	7,315
*	SRC Energy Inc.	510,376	4,527
	US Silica Holdings Inc.	171,793	4,448
*	McDermott International
	Inc.	600,151	4,381
*	Oil States International Inc.	113,575	2,794
*	Carrizo Oil & Gas Inc.	163,599	2,299
*	Unit Corp.	111,613	2,139
*	Noble Corp. plc	518,778	2,013
*	Denbury Resources Inc.	850,494	1,863
*	Helix Energy Solutions
	Group Inc.	294,197	1,753
*	Exterran Corp.	67,584	1,748
*	CONSOL Energy Inc.	54,755	1,735
*	Ring Energy Inc.	113,172	1,536
*	Newpark Resources Inc.	182,141	1,503
	Green Plains Inc.	81,883	1,498
*	SEACOR Holdings Inc.	35,644	1,480
	Archrock Inc.	150,490	1,430
	Bristow Group Inc.	68,251	1,007
*	REX American Resources
	Corp.	12,245	988
*	Bill Barrett Corp.	209,133	947
*	Par Pacific Holdings Inc.	53,367	908
*	TETRA Technologies Inc.	246,252	894
*	Matrix Service Co.	56,741	811

S&P Small-Cap 600 Index Fund

			Market
			Value•
		Shares	($000)
*	Cloud Peak Energy Inc.	159,022	523
*	Pioneer Energy Services
	Corp.	164,297	452
*	Era Group Inc.	42,921	406
*,^	CARBO Ceramics Inc.	46,543	316
*	Geospace Technologies
	Corp.	28,855	295
	Gulf Island Fabrication Inc.	28,813	238
			52,247
Financials (17.1%)
	Evercore Inc. Class A	81,680	7,600
	FirstCash Inc.	99,840	7,358
	Selective Insurance Group
	Inc.	123,465	7,019
	Columbia Banking System
	Inc.	154,543	6,457
	First Financial Bankshares
	Inc.	140,158	6,447
	Glacier Bancorp Inc.	165,117	6,423
*	Green Dot Corp. Class A	96,781	6,303
	American Equity
	Investment Life Holding
	Co.	188,566	5,772
	Community Bank System
	Inc.	107,216	5,716
*,^	LendingTree Inc.	15,956	5,561
	ProAssurance Corp.	112,924	5,398
	First Midwest Bancorp
	Inc.	217,526	5,269
	Great Western Bancorp
	Inc.	124,405	5,087
	RLI Corp.	82,017	4,987
	CVB Financial Corp.	216,743	4,985
	Hope Bancorp Inc.	272,099	4,914
	Old National Bancorp	283,331	4,817
	Simmons First National
	Corp. Class A	165,187	4,700
	United Community Banks
	Inc.	151,981	4,698
	Financial Engines Inc.	133,951	4,487
*,^	BofI Holding Inc.	118,441	4,405
	Ameris Bancorp	78,698	4,183
	Independent Bank Corp.	58,090	4,031
	Banner Corp.	69,442	3,839
	ServisFirst Bancshares
	Inc.	95,303	3,827
	Apollo Commercial Real
	Estate Finance Inc.	206,706	3,775
	LegacyTexas Financial
	Group Inc.	89,392	3,745
*	PRA Group Inc.	95,515	3,658
	Invesco Mortgage Capital
	Inc.	236,459	3,634
	First Financial Bancorp	131,347	3,573

	Northwest Bancshares
	Inc.	217,294	3,566
	Horace Mann Educators
	Corp.	86,006	3,539
	Waddell & Reed Financial
	Inc. Class A	176,404	3,528
*	Pacific Premier Bancorp
	Inc.	82,079	3,451
	NBT Bancorp Inc.	91,847	3,196
	Westamerica
	Bancorporation	55,658	3,189
	Provident Financial
	Services Inc.	128,040	3,186
	S&T Bancorp Inc.	73,848	2,914
	Walker & Dunlop Inc.	59,769	2,889
	First Commonwealth
	Financial Corp.	205,660	2,873
	Infinity Property &
	Casualty Corp.	23,113	2,726
	Employers Holdings Inc.	68,605	2,686
*	Seacoast Banking Corp.
	of Florida	99,200	2,601
	Boston Private Financial
	Holdings Inc.	177,901	2,597
	Brookline Bancorp Inc.	161,842	2,565
*	Third Point Reinsurance
	Ltd.	183,987	2,557
	Navigators Group Inc.	47,442	2,557
	Piper Jaffray Cos.	30,030	2,508
*	NMI Holdings Inc. Class A	119,955	2,381
	WisdomTree Investments
	Inc.	243,232	2,338
*	First BanCorp	384,161	2,317
	Safety Insurance Group
	Inc.	32,152	2,294
	AMERISAFE Inc.	40,701	2,279
	City Holding Co.	33,102	2,230
*	Encore Capital Group Inc.	50,089	2,144
	PennyMac Mortgage
	Investment Trust	127,588	2,127
	Hanmi Financial Corp.	68,375	2,089
	Meta Financial Group Inc.	19,212	2,063
	Stewart Information
	Services Corp.	50,264	2,017
	Tompkins Financial Corp.	26,063	2,000
	United Fire Group Inc.	44,744	1,990
	Universal Insurance
	Holdings Inc.	67,724	1,984
	Southside Bancshares Inc.	58,121	1,941
	ARMOUR Residential
	REIT Inc.	88,771	1,902
	Virtus Investment
	Partners Inc.	15,130	1,862
	National Bank Holdings
	Corp. Class A	56,749	1,849

			Market
			Value•
		Shares	($000)
	Banc of California Inc.	90,095	1,797
*	Customers Bancorp Inc.	61,259	1,797
	Central Pacific Financial
	Corp.	63,879	1,780
	TrustCo Bank Corp. NY	203,346	1,728
	James River Group
	Holdings Ltd.	52,527	1,718
	Capstead Mortgage Corp.	202,807	1,693
*	HomeStreet Inc.	56,882	1,633
*	Enova International Inc.	70,734	1,556
	Northfield Bancorp Inc.	98,388	1,527
*	EZCORP Inc. Class A	108,697	1,413
	Investment Technology
	Group Inc.	70,015	1,388
*	World Acceptance Corp.	12,440	1,338
*	INTL. FCStone Inc.	32,954	1,307
	Oritani Financial Corp.	83,224	1,298
*	Donnelley Financial
	Solutions Inc.	71,346	1,235
	Dime Community
	Bancshares Inc.	64,967	1,169
*	Green Bancorp Inc.	51,940	1,132
^	Greenhill & Co. Inc.	51,665	1,051
	Fidelity Southern Corp.	46,609	1,049
	Opus Bank	36,516	1,024
	OFG Bancorp	93,073	1,001
	Maiden Holdings Ltd.	147,070	882
	United Insurance Holdings
	Corp.	43,566	852
	HCI Group Inc.	16,824	583
*	eHealth Inc.	34,598	564
	Interactive Brokers
	Group Inc.	74	5
			276,123
Health Care (14.8%)
*	Nektar Therapeutics
	Class A	333,130	28,836
	Cantel Medical Corp.	75,417	8,772
	Chemed Corp.	33,772	8,768
*	Haemonetics Corp.	111,740	7,922
*	ICU Medical Inc.	31,931	7,384
*	Integra LifeSciences
	Holdings Corp.	134,474	7,091
*	Ligand Pharmaceuticals
	Inc.	44,656	6,783
*	Neogen Corp.	107,815	6,282
*	HealthEquity Inc.	108,801	6,265
*	AMN Healthcare Services
	Inc.	101,094	5,626
*	Magellan Health Inc.	50,837	5,129
*	Merit Medical Systems
	Inc.	106,149	4,830
*	Myriad Genetics Inc.	146,529	4,751
*	Inogen Inc.	36,188	4,372

*	Supernus
	Pharmaceuticals Inc.	108,496	4,221
*	Medicines Co.	135,633	4,153
*	Spectrum
	Pharmaceuticals Inc.	191,756	4,125
*	Select Medical Holdings
	Corp.	226,373	4,097
*	Emergent BioSolutions
	Inc.	74,266	3,691
*	Cambrex Corp.	69,323	3,601
*	Amedisys Inc.	60,269	3,569
*	Omnicell Inc.	80,248	3,503
	Abaxis Inc.	48,004	3,200
*	Impax Laboratories Inc.	156,678	3,196
	CONMED Corp.	52,571	3,182
*	Corcept Therapeutics Inc.	200,547	3,046
*	Integer Holdings Corp.	59,628	3,044
*	HMS Holdings Corp.	177,808	2,852
*	Tivity Health Inc.	72,046	2,777
*	Varex Imaging Corp.	79,397	2,770
*	Momenta
	Pharmaceuticals Inc.	161,490	2,753
	Ensign Group Inc.	101,809	2,718
*	Repligen Corp.	79,226	2,717
*	Innoviva Inc.	155,497	2,412
*	Enanta Pharmaceuticals
	Inc.	30,210	2,375
*	Acorda Therapeutics Inc.	98,838	2,347
*	LHC Group Inc.	34,409	2,215
*	OraSure Technologies Inc.	128,228	2,213
	Analogic Corp.	26,420	2,206
*	Orthofix International NV	38,447	2,153
*	BioTelemetry Inc.	65,004	2,100
*	Diplomat Pharmacy Inc.	100,469	2,094
	US Physical Therapy Inc.	26,614	2,063
*	Natus Medical Inc.	65,893	2,053
	Luminex Corp.	86,790	1,702
	Kindred Healthcare Inc.	183,923	1,692
*	Anika Therapeutics Inc.	31,024	1,615
	Phibro Animal Health
	Corp. Class A	41,363	1,590
*	AMAG Pharmaceuticals
	Inc.	74,931	1,577
*	Almost Family Inc.	26,574	1,567
*,^	MiMedx Group Inc.	215,947	1,531
*	Providence Service Corp.	23,637	1,502
*	Amphastar
	Pharmaceuticals Inc.	74,759	1,373
*	CryoLife Inc.	70,091	1,328
*	Cutera Inc.	29,329	1,321
*	HealthStream Inc.	53,997	1,305
*	AngioDynamics Inc.	77,655	1,265
*	Quality Systems Inc.	99,839	1,253
	Meridian Bioscience Inc.	89,253	1,245

S&P Small-Cap 600 Index Fund

			Market
			Value•
		Shares	($000)
*	Community Health
	Systems Inc.	243,026	1,244
*	ANI Pharmaceuticals Inc.	18,981	1,216
	Invacare Corp.	69,319	1,192
	LeMaitre Vascular Inc.	32,244	1,121
*	Lannett Co. Inc.	63,796	1,021
*	Cross Country Healthcare
	Inc.	77,299	1,001
*	CorVel Corp.	20,364	997
*	Tactile Systems
	Technology Inc.	30,716	994
*	Progenics
	Pharmaceuticals Inc.	148,764	994
*	Eagle Pharmaceuticals Inc.	17,686	993
*	Lantheus Holdings Inc.	62,761	960
*	Heska Corp.	13,793	938
*	Depomed Inc.	133,167	915
*	Surmodics Inc.	27,806	837
*	Cytokinetics Inc.	107,203	831
	Computer Programs &
	Systems Inc.	23,651	705
	Aceto Corp.	63,547	456
*	Quorum Health Corp.	60,450	359
			238,897
Industrials (18.8%)
*	On Assignment Inc.	103,431	7,932
	John Bean Technologies
	Corp.	66,769	7,395
*	Trex Co. Inc.	62,258	6,437
	Barnes Group Inc.	104,245	6,287
	SkyWest Inc.	109,684	6,011
	Hillenbrand Inc.	133,192	5,847
	Applied Industrial
	Technologies Inc.	82,166	5,784
	Tetra Tech Inc.	117,898	5,771
*	Moog Inc. Class A	68,427	5,736
*	Proto Labs Inc.	52,410	5,710
	Insperity Inc.	78,464	5,124
	UniFirst Corp.	32,660	5,072
	Korn/Ferry International	119,430	5,005
	Simpson Manufacturing
	Co. Inc.	89,132	4,931
*	Mercury Systems Inc.	102,025	4,690
	Watts Water Technologies
	Inc. Class A	58,802	4,440
	Allegiant Travel Co.
	Class A	26,514	4,409
*	WageWorks Inc.	83,979	4,405
*	SPX FLOW Inc.	89,415	4,360
*	Aerojet Rocketdyne
	Holdings Inc.	158,802	4,288
	Universal Forest
	Products Inc.	129,312	4,260
	Exponent Inc.	54,559	4,242

	ABM Industries Inc.	117,188	4,120
	Hawaiian Holdings Inc.	110,928	3,993
	Mobile Mini Inc.	93,668	3,929
*	Saia Inc.	53,908	3,916
	Albany International Corp.	61,397	3,908
*,^	Axon Enterprise Inc.	111,927	3,898
*	American Woodmark Corp.	30,341	3,896
*	FTI Consulting Inc.	80,346	3,832
	Brady Corp. Class A	101,662	3,802
	Kaman Corp.	58,681	3,592
*	Chart Industries Inc.	65,075	3,586
	Matthews International
	Corp. Class A	68,039	3,487
*	Harsco Corp.	170,116	3,445
	Forward Air Corp.	62,985	3,401
	EnPro Industries Inc.	45,135	3,270
*	Atlas Air Worldwide
	Holdings Inc.	53,519	3,257
	Cubic Corp.	52,942	3,251
	Mueller Industries Inc.	122,337	3,241
	ESCO Technologies Inc.	54,663	3,220
	Comfort Systems USA Inc.	78,374	3,217
	Franklin Electric Co. Inc.	81,889	3,206
	Greenbrier Cos. Inc.	60,724	3,145
	AAON Inc.	85,551	3,144
	General Cable Corp.	105,676	3,123
*	Patrick Industries Inc.	50,518	3,104
*	Hub Group Inc. Class A	70,765	3,089
	Interface Inc. Class A	127,380	3,083
	Triumph Group Inc.	105,015	2,935
	AAR Corp.	68,098	2,900
	Actuant Corp. Class A	126,612	2,874
*	SPX Corp.	90,194	2,817
	Wabash National Corp.	124,749	2,726
	Federal Signal Corp.	126,660	2,709
	Apogee Enterprises Inc.	60,538	2,612
	Standex International Corp.	27,098	2,604
	Raven Industries Inc.	75,583	2,566
	Matson Inc.	89,780	2,559
	US Ecology Inc.	46,190	2,443
	Tennant Co.	37,791	2,434
	Astec Industries Inc.	40,455	2,383
*	TrueBlue Inc.	87,419	2,378
*	Gibraltar Industries Inc.	67,094	2,328
	Encore Wire Corp.	44,111	2,311
	Alamo Group Inc.	20,215	2,247
	AZZ Inc.	54,991	2,246
	Viad Corp.	43,084	2,243
*	Aerovironment Inc.	44,881	2,231
	Heartland Express Inc.	105,772	2,065
	Briggs & Stratton Corp.	90,578	2,036
	Lindsay Corp.	22,519	1,992
*	Navigant Consulting Inc.	97,358	1,935
	Kelly Services Inc. Class A	64,346	1,898

S&P Small-Cap 600 Index Fund

			Market
			Value•
		Shares	($000)
	Multi-Color Corp.	29,373	1,861
*	PGT Innovations Inc.	105,183	1,841
	ArcBest Corp.	54,271	1,796
	Marten Transport Ltd.	81,842	1,772
*	Lydall Inc.	36,530	1,759
	CIRCOR International Inc.	34,693	1,631
*	Aegion Corp. Class A	68,915	1,582
*	Echo Global Logistics Inc.	55,490	1,468
	Titan International Inc.	104,775	1,347
	Quanex Building Products
	Corp.	73,520	1,231
	Griffon Corp.	63,983	1,196
*	MYR Group Inc.	34,910	1,129
	RR Donnelley & Sons Co.	148,517	1,120
	Insteel Industries Inc.	38,380	1,084
	LSC Communications Inc.	73,949	1,077
	Heidrick & Struggles
	International Inc.	39,754	1,050
*,^	Team Inc.	63,193	1,033
*	Engility Holdings Inc.	37,422	1,022
*	DXP Enterprises Inc.	33,587	999
	National Presto
	Industries Inc.	10,611	963
	Resources Connection Inc.	60,080	934
*	Vicor Corp.	34,391	886
	Forrester Research Inc.	20,985	850
	Essendant Inc.	79,771	633
*	Veritiv Corp.	23,584	572
	Powell Industries Inc.	18,421	491
*	Orion Group Holdings Inc.	59,853	376
*	Roadrunner Transportation
	Systems Inc.	67,172	257
			304,723
Information Technology (14.8%)
*	Lumentum Holdings Inc.	131,059	7,995
*	CACI International Inc.
	Class A	52,070	7,761
*	Stamps.com Inc.	34,392	6,571
*	Advanced Energy
	Industries Inc.	83,863	5,562
	Cabot Microelectronics
	Corp.	53,608	5,463
*	Rogers Corp.	38,597	5,300
*	Itron Inc.	72,026	5,042
*	Qualys Inc.	67,377	4,989
	Progress Software Corp.	101,168	4,742
*	Semtech Corp.	140,111	4,715
*	Viavi Solutions Inc.	481,170	4,629
*	Anixter International Inc.	61,211	4,624
*	II-VI Inc.	116,090	4,469
*	Plexus Corp.	71,195	4,294
	Power Integrations Inc.	62,907	4,227
*	Sanmina Corp.	152,265	4,195
*	ExlService Holdings Inc.	71,827	4,096

	Brooks Automation Inc.	148,759	3,973
	Ebix Inc.	46,585	3,911
	TiVo Corp.	258,147	3,872
*	SolarEdge Technologies
	Inc.	76,411	3,824
	Travelport Worldwide Ltd.	265,179	3,779
*	NETGEAR Inc.	66,572	3,711
*	8x8 Inc.	194,480	3,549
*	Kulicke & Soffa Industries
	Inc.	149,243	3,477
	CSG Systems
	International Inc.	70,878	3,309
*	Benchmark Electronics
	Inc.	104,992	3,150
*	TTM Technologies Inc.	193,810	3,132
	ManTech International
	Corp. Class A	54,568	3,076
	Methode Electronics Inc.	77,778	3,068
*	Rambus Inc.	232,611	2,956
*	MaxLinear Inc.	128,970	2,931
	Badger Meter Inc.	61,474	2,926
*	Bottomline Technologies
	de Inc.	74,473	2,828
*	Virtusa Corp.	57,750	2,756
*	Extreme Networks Inc.	236,910	2,703
*	Electronics For Imaging
	Inc.	96,703	2,649
*	Insight Enterprises Inc.	75,645	2,642
*	Oclaro Inc.	356,962	2,559
*	MicroStrategy Inc.
	Class A	19,899	2,547
*	Sykes Enterprises Inc.	84,511	2,456
*	Diodes Inc.	81,391	2,450
*	Fabrinet	79,540	2,398
*	OSI Systems Inc.	37,766	2,384
	Xperi Corp.	104,395	2,302
*	ePlus Inc.	30,031	2,299
*	Blucora Inc.	97,625	2,275
*	SPS Commerce Inc.	36,447	2,188
*	Cardtronics plc Class A	96,612	2,162
	Monotype Imaging
	Holdings Inc.	88,375	2,130
*	FARO Technologies Inc.	35,395	2,101
	EVERTEC Inc.	127,071	2,059
*	Shutterstock Inc.	38,900	1,955
*	Alarm.com Holdings Inc.	52,857	1,910
	NIC Inc.	140,051	1,891
*	Cray Inc.	85,596	1,866
*	KEMET Corp.	103,751	1,865
*	Veeco Instruments Inc.	102,196	1,855
	MTS Systems Corp.	37,511	1,836
	CTS Corp.	69,937	1,797
*	Rudolph Technologies Inc.	66,967	1,778
*	ScanSource Inc.	54,084	1,771

S&P Small-Cap 600 Index Fund

			Market
			Value•
		Shares	($000)
*	CalAmp Corp.	75,393	1,764
*	CEVA Inc.	46,532	1,710
*	LivePerson Inc.	115,715	1,672
*	Axcelis Technologies Inc.	66,460	1,625
	ADTRAN Inc.	102,001	1,596
*	Ultra Clean Holdings Inc.	80,987	1,560
*	Super Micro Computer Inc.	80,433	1,456
*	Perficient Inc.	74,000	1,441
*	Nanometrics Inc.	53,996	1,425
*	Electro Scientific
	Industries Inc.	70,961	1,272
	Cohu Inc.	59,929	1,200
*,^	Applied Optoelectronics
	Inc.	41,052	1,147
*	Photronics Inc.	146,357	1,142
	Comtech
	Telecommunications
	Corp.	50,090	1,107
*	TTEC Holdings Inc.	30,125	1,074
*	Control4 Corp.	41,793	1,005
*	QuinStreet Inc.	75,376	990
*	XO Group Inc.	51,088	984
*	Synchronoss Technologies
	Inc.	92,494	864
*	VASCO Data Security
	International Inc.	64,032	772
	Daktronics Inc.	82,859	738
	Park Electrochemical Corp.	40,643	692
*	PDF Solutions Inc.	58,207	648
*	Digi International Inc.	56,581	591
*	DSP Group Inc.	47,322	575
*	Harmonic Inc.	172,297	521
*,^	Kopin Corp.	129,405	396
*	Liquidity Services Inc.	53,952	370
	Bel Fuse Inc. Class B	21,082	365
*	Agilysys Inc.	32,461	363
*	DHI Group Inc.	99,848	165
			238,960
Materials (5.3%)
*	Ingevity Corp.	89,044	6,670
	KapStone Paper and
	Packaging Corp.	184,518	6,438
	HB Fuller Co.	106,413	5,362
	Balchem Corp.	67,634	5,090
	Quaker Chemical Corp.	28,097	4,005
	Kaiser Aluminum Corp.	35,770	3,590
*,^	AK Steel Holding Corp.	665,586	3,434
	Stepan Co.	41,812	3,349
	Innospec Inc.	51,000	3,312
	Boise Cascade Co.	81,544	3,286
*	Kraton Corp.	66,201	2,808
	Neenah Inc.	35,615	2,730
	A Schulman Inc.	62,211	2,728
*	AdvanSix Inc.	64,389	2,663

	Schweitzer-Mauduit
	International Inc.	65,082	2,552
*,^	US Concrete Inc.	33,107	2,409
	Calgon Carbon Corp.	107,521	2,285
	Rayonier Advanced
	Materials Inc.	109,539	2,231
	Materion Corp.	42,397	2,137
*	Century Aluminum Co.	105,251	2,005
	PH Glatfelter Co.	91,985	1,877
*	Koppers Holdings Inc.	43,928	1,775
	Innophos Holdings Inc.	41,385	1,720
*	SunCoke Energy Inc.	135,950	1,452
*	TimkenSteel Corp.	82,516	1,350
*	Clearwater Paper Corp.	34,811	1,309
	Haynes International Inc.	26,442	1,100
	American Vanguard Corp.	55,541	1,083
	Myers Industries Inc.	46,407	879
	Tredegar Corp.	53,947	861
*	Flotek Industries Inc.	120,222	715
	Hawkins Inc.	20,153	675
	FutureFuel Corp.	53,879	646
	Olympic Steel Inc.	19,404	437
*	LSB Industries Inc.	42,994	321
			85,284
Other (0.0%)[2]
*,3	Gerber Scientific Inc. CVR	4,758	1

Real Estate (5.1%)
	EastGroup Properties Inc.	72,754	5,895
	PS Business Parks Inc.	42,187	4,677
	DiamondRock Hospitality
	Co.	424,198	4,361
	Acadia Realty Trust	177,327	4,270
	Retail Opportunity
	Investments Corp.	232,589	3,991
	Lexington Realty Trust	457,102	3,639
	HFF Inc. Class A	77,522	3,540
	Chesapeake Lodging Trust	127,378	3,294
	LTC Properties Inc.	83,971	3,103
	Agree Realty Corp.	61,774	2,910
	Summit Hotel Properties
	Inc.	220,434	2,903
	Government Properties
	Income Trust	209,512	2,874
	Four Corners Property
	Trust Inc.	129,507	2,844
	American Assets Trust
	Inc.	87,402	2,772
	Kite Realty Group Trust	171,666	2,599
	National Storage Affiliates
	Trust	104,945	2,574
	CareTrust REIT Inc.	160,337	2,124
	RE/MAX Holdings Inc.
	Class A	37,465	2,072

S&P Small-Cap 600 Index Fund

			Market
			Value•
		Shares	($000)
	Ramco-Gershenson
	Properties Trust	168,077	1,980
	Franklin Street Properties
	Corp.	227,001	1,836
	Easterly Government
	Properties Inc.	93,307	1,777
	Chatham Lodging Trust	96,364	1,753
	CBL & Associates
	Properties Inc.	361,964	1,676
	Getty Realty Corp.	69,328	1,636
	Pennsylvania REIT	147,909	1,544
	Independence Realty
	Trust Inc.	177,048	1,508
	Universal Health Realty
	Income Trust	26,660	1,476
	Hersha Hospitality Trust
	Class A	83,146	1,397
	Saul Centers Inc.	25,634	1,254
	Armada Hoffler
	Properties Inc.	95,435	1,248
	Urstadt Biddle
	Properties Inc. Class A	63,114	1,106
	Whitestone REIT	81,809	1,010
	Community Healthcare
	Trust Inc.	36,267	854
	Cedar Realty Trust Inc.	172,338	684
			83,181
Telecommunication Services (1.1%)
*	Vonage Holdings Corp.	440,473	4,471
	Cogent Communications
	Holdings Inc.	87,458	3,747
*	GCI Liberty Inc.	55,923	2,150
*,^	Iridium Communications
	Inc.	176,121	2,061
	Consolidated
	Communications
	Holdings Inc.	136,255	1,575
*	Cincinnati Bell Inc.	89,171	1,440
	ATN International Inc.	23,018	1,379
^	Frontier Communications
	Corp.	166,289	1,169
	Spok Holdings Inc.	42,253	657
			18,649
Utilities (2.5%)
	ALLETE Inc.	107,543	7,329
	Spire Inc.	102,062	6,920
	Avista Corp.	136,305	6,519
	South Jersey Industries
	Inc.	168,100	4,406
	El Paso Electric Co.	85,862	4,173

			Market
			Value•
		Shares	($000)
	American States Water Co.	77,568	4,120
	California Water Service
	Group	101,448	3,850
	Northwest Natural Gas Co.	60,739	3,168
			40,485
	Total Common Stocks
	(Cost $1,433,168)		1,613,613
Temporary Cash Investments (0.9%)[1]
	Money Market Fund (0.9%)
[4,5]	Vanguard Market Liquidity
	Fund, 1.601%	150,851	15,083

		Face
		Amount
		($000)
U. S. Government and Agency Obligations (0.0%)
6	United States Treasury
	Bill, 1.424%, 5/31/18	200	199
6	United States Treasury
	Bill, 1.475%, 6/21/18	300	299
			498
Total Temporary Cash Investments
	(Cost $15,583)		15,581
	Total Investments (100.6%)
	(Cost $1,448,751)		1,629,194

			Amount
			($000)
Other Assets and Liabilities (-0.6%)
	Other Assets
	Investment in Vanguard		89
Receivables for Accrued Income			929
Receivables for Capital Shares Issued			115
	Other Assets		105
	Total Other Assets		1,238
	Liabilities
Payables for Investment Securities
	Purchased		(185)
Collateral for Securities on Loan			(10,486)
Payables for Capital Shares Redeemed			(578)
	Payables to Vanguard		(242)
Variation Margin Payable—Future Contracts (92)
	Total Liabilities		(11,583)
	Net Assets (100%)		1,618,849

S&P Small-Cap 600 Index Fund

At February 28, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	1,457,419
Undistributed Net Investment Income	1,208
Accumulated Net Realized Losses	(20,071)
Unrealized Appreciation (Depreciation)
Investment Securities	180,443
Futures Contracts	(150)
Net Assets	1,618,849

ETF Shares—Net Assets
Applicable to 5,550,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	761,893
Net Asset Value Per Share—
ETF Shares	$137.28

Amount
($000)
Institutional Shares—Net Assets
Applicable to 3,104,251 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	856,956
Net Asset Value Per Share—
Institutional Shares	$276.06

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $9,633,000.
1 The fund invests a portion of its cash reserves in equity
markets through the use of index futures contracts. After
giving effect to futures investments, the fund’s effective
common stock and temporary cash investment positions
represent 100.0% and 0.6%, respectively, of net assets.
2 “Other” represents securities that are not classified by the fund’s benchmark index.
3 Security value determined using significant unobservable inputs.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
5 Includes $10,486,000 of collateral received for securities on loan.
6 Securities with a value of $348,000 have been segregated
as initial margin for open futures contracts.
CVR—Contingent Value Rights.
REIT—Real Estate Investment Trust.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini Russell 2000 Index	March 2018	68	5,138	(150)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Index Fund

Statement of Operations

Six Months Ended
February28,2018
($000)
Investment Income
Income
Dividends	9,677
Interest[1]	21
Securities Lending—Net	557
Total Income	10,255
Expenses
The Vanguard Group—Note B
Investment Advisory Services	184
Management and Administrative—ETF Shares	364
Management and Administrative—Institutional Shares	182
Marketing and Distribution—ETF Shares	23
Marketing and Distribution—Institutional Shares	10
Custodian Fees	49
Shareholders’ Reports and Proxy—ETF Shares	49
Shareholders’ Reports and Proxy—Institutional Shares	13
Trustees’ Fees and Expenses	1
Total Expenses	875
Net Investment Income	9,380
Realized Net Gain (Loss)
Investment Securities Sold[1]	51,110
Futures Contracts	6
Realized Net Gain (Loss)	51,116
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	80,896
Futures Contracts	(143)
Change in Unrealized Appreciation (Depreciation)	80,753
Net Increase (Decrease) in Net Assets Resulting from Operations	141,249
1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $18,000, ($1,000), and ($3,000), respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	9,380	13,778
Realized Net Gain (Loss)	51,116	29,661
Change in Unrealized Appreciation (Depreciation)	80,753	57,649
Net Increase (Decrease) in Net Assets Resulting from Operations	141,249	101,088
Distributions
Net Investment Income
ETF Shares	(8,287)	(4,355)
Institutional Shares	(9,557)	(4,245)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(17,844)	(8,600)
Capital Share Transactions
ETF Shares	17,429	293,444
Institutional Shares	123,131	295,662
Net Increase (Decrease) from Capital Share Transactions	140,560	589,106
Total Increase (Decrease)	263,965	681,594
Net Assets
Beginning of Period	1,354,884	673,290
End of Period[1]	1,618,849	1,354,884
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $1,208,000 and $9,672,000.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Index Fund

Financial Highlights

ETF Shares
Six Months
	Ended
For a Share Outstanding	February 28,	Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$125.83	$112.23	$100.42	$99.81	$84.98	$68.12
Investment Operations
Net Investment Income	. 803[1]	1.573[1]	1.375[1]	1.204	.976	1.024
Net Realized and Unrealized Gain (Loss)
on Investments	12.189	13.212	11.683	.497	14.697	16.854
Total from Investment Operations	12.992	14.785	13.058	1.701	15.673	17.878
Distributions
Dividends from Net Investment Income	(1.542)	(1.185)	(1.248)	(1.091)	(.843)	(1.018)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.542)	(1.185)	(1.248)	(1.091)	(.843)	(1.018)
Net Asset Value, End of Period	$137.28	$125.83	$112.23	$100.42	$99.81	$84.98

Total Return	10.31%	13.18%	13.17%	1.69%	18.47%	26.57%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$762	$683	$342	$206	$165	$85
Ratio of Total Expenses to
Average Net Assets	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%
Ratio of Net Investment Income to
Average Net Assets	1.15%	1.27%	1.36%	1.27%	1.10%	1.48%
Portfolio Turnover Rate [2]	13%	22%	15%	11%	16%	12%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Index Fund

Financial Highlights

Institutional Shares
Six Months
	Ended
For a Share Outstanding	February 28,	Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$252.98	$225.56	$201.83	$200.56	$170.71	$136.79
Investment Operations
Net Investment Income	1.708[1]	3.303[1]	2.925[1]	2.545	2.049	2.131
Net Realized and Unrealized Gain (Loss)
on Investments	24.493	26.605	23.454	1.019	29.565	33.883
Total from Investment Operations	26.201	29.908	26.379	3.564	31.614	36.014
Distributions
Dividends from Net Investment Income	(3.121)	(2.488)	(2.649)	(2.294)	(1.764)	(2.094)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(3.121)	(2.488)	(2.649)	(2.294)	(1.764)	(2.094)
Net Asset Value, End of Period	$276.06	$252.98	$225.56	$201.83	$200.56	$170.71

Total Return	10.33%	13.26%	13.22%	1.77%	18.57%	26.65%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$857	$672	$331	$238	$179	$152
Ratio of Total Expenses to
Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.08%	0.08%
Ratio of Net Investment Income to
Average Net Assets	1.22%	1.34%	1.43%	1.34%	1.17%	1.55%
Portfolio Turnover Rate[2]	13%	22%	15%	11%	16%	12%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Index Fund

Notes to Financial Statements

Vanguard S&P Small-Cap 600 Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 28, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

S&P Small-Cap 600 Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2014–2017), and for the period ended February 28, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 28, 2018, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

S&P Small-Cap 600 Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 28, 2018, the fund had contributed to Vanguard capital in the amount of $89,000, representing 0.01% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of February 28, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,613,612	—	1
Temporary Cash Investments	15,083	498	—
Futures Contracts—Liabilities[1]	(92)	—	—
Total	1,628,603	498	1
1 Represents variation margin on the last day of the reporting period.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect

S&P Small-Cap 600 Index Fund

their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2018, the fund realized $54,883,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2017, the fund had available capital losses totaling $16,323,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2018; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2018, the cost of investment securities for tax purposes was $1,448,751,000. Net unrealized appreciation of investment securities for tax purposes was $180,443,000, consisting of unrealized gains of $280,013,000 on securities that had risen in value since their purchase and $99,570,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 28, 2018, the fund purchased $376,242,000 of investment securities and sold $247,761,000 of investment securities, other than temporary cash investments. Purchases and sales include $157,675,000 and $150,245,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	February 28, 2018		August 31, 2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	182,220	1,325	407,916	3,300
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(164,791)	(1,200)	(114,472)	(925)
Net Increase (Decrease)—ETF Shares	17,429	125	293,444	2,375
Institutional Shares
Issued	166,727	605	387,035	1,558
Issued in Lieu of Cash Distributions	7,621	27	2,776	11
Redeemed	(51,217)	(185)	(94,149)	(379)
Net Increase (Decrease)—Institutional Shares	123,131	447	295,662	1,190

G. Management has determined that no material events or transactions occurred subsequent to February 28, 2018, that would require recognition or disclosure in these financial statements.

S&P Small-Cap 600 Value Index Fund

Fund Profile
As of February 28, 2018

Share-Class Characteristics
	ETF	Institutional
	Shares	Shares
Ticker Symbol	VIOV	VSMVX
Expense Ratio[1]	0.20%	0.08%
30-Day SEC Yield	1.54%	1.66%

Portfolio Characteristics
		S&P	DJ
		SmallCap	U.S. Total
		600 Value	Market
	Fund	Index	FA Index
Number of Stocks	454	452	3,746
Median Market Cap	$1.5B	$1.5B	$68.2B
Price/Earnings Ratio	18.4x	18.4x	21.7x
Price/Book Ratio	1.6x	1.6x	3.0x
Return on Equity	8.0%	8.0%	15.0%
Earnings Growth
Rate	5.3%	5.3%	8.5%
Dividend Yield	1.8%	1.8%	1.7%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	40%	—	—
Short-Term
Reserves	0.0%	—	—

Volatility Measures
	S&P	DJ
	SmallCap	U.S. Total
	600 Value	Market
	Index	FA Index
R-Squared	1.00	0.58
Beta	1.00	1.05
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings(% of total net assets)
CACI International Inc.	IT Consulting &
	Other Services	1.0%
PDC Energy Inc.	Oil & Gas Exploration
	& Production	0.9
Spire Inc.	Gas Utilities	0.9
KapStone Paper and
Packaging Corp.	Paper Products	0.8
SkyWest Inc.	Airlines	0.8
Wolverine World Wide
Inc.	Footwear	0.7
Applied Industrial	Trading Companies &
Technologies Inc.	Distributors	0.7
American Equity
Investment Life Holding	Life & Health
Co.	Insurance	0.7
Community Bank
System Inc.	Regional Banks	0.7
First Midwest Bancorp
Inc.	Regional Banks	0.7
Top Ten		7.9%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 22, 2017, and represent estimated costs for the current fiscal year.
For the six months ended February 28, 2018, the annualized expense ratios were 0.20% for ETF Shares and 0.08% for Institutional Shares.

S&P Small-Cap 600 Value Index Fund

Sector Diversification (% of equity exposure)
		S&P	DJ
		SmallCap	U.S. Total
		600 Value	Market
	Fund	Index	FA Index
Consumer Discretionary 15.3%		15.3%	13.0%
Consumer Staples	2.2	2.2	6.8
Energy	6.4	6.4	5.2
Financials	20.6	20.6	15.4
Health Care	6.4	6.3	13.4
Industrials	18.8	18.8	10.8
Information Technology	13.7	13.7	24.2
Materials	7.1	7.1	3.3
Real Estate	5.4	5.5	3.5
Telecommunication
Services	1.2	1.2	1.7
Utilities	2.9	2.9	2.7

Sector categories are based on the Global Industry Classification
Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

S&P Small-Cap 600 Value Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 7, 2010, Through February 28, 2018

Note: For 2018, performance data reflect the six months ended February 28, 2018.

Average Annual Total Returns: Periods Ended December 31, 2017
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
ETF Shares	9/7/2010
Market Price		11.41%	15.31%	15.76%
Net Asset Value		11.50	15.33	15.76
Institutional Shares	11/19/2014[1]	11.64	—	11.92

1 Institutional Shares were first issued on December 15, 2010, and the sole shareholder redeemed shortly thereafter. Institutional Shares were next issued on November 19, 2014. The total returns shown are based on the period beginning November 19, 2014.

See Financial Highlights for dividend and capital gains information.

S&P Small-Cap 600 Value Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.2%)[1]
Consumer Discretionary (15.2%)
	Wolverine World Wide Inc.	72,089	2,111
*	Cooper-Standard Holdings
	Inc.	11,886	1,448
	Monro Inc.	24,691	1,257
*	G-III Apparel Group Ltd.	31,227	1,153
*	American Axle &
	Manufacturing Holdings
	Inc.	74,628	1,101
	DSW Inc. Class A	54,450	1,068
	Abercrombie & Fitch Co.	51,248	1,057
	Group 1 Automotive Inc.	14,773	1,017
*	JC Penney Co. Inc.	234,421	1,015
	Oxford Industries Inc.	12,678	1,013
	Chico’s FAS Inc.	96,303	967
	Lithia Motors Inc. Class A	8,869	921
*	Asbury Automotive Group
	Inc.	13,970	920
	Caleres Inc.	32,371	907
	Gannett Co. Inc.	84,217	846
*	Dorman Products Inc.	11,080	764
	Scholastic Corp.	20,858	759
*	Steven Madden Ltd.	17,232	756
*	Vista Outdoor Inc.	43,198	744
*	Shutterfly Inc.	9,650	740
*	Belmond Ltd. Class A	63,226	730
	Standard Motor Products
	Inc.	15,335	716
	Guess? Inc.	45,171	713
	Core-Mark Holding Co.
	Inc.	34,805	712
	New Media Investment
	Group Inc.	40,113	692
*	M/I Homes Inc.	20,733	602
*	Genesco Inc.	15,010	590
	Children’s Place Inc.	4,063	578
*	Meritage Homes Corp.	13,423	569

	La-Z-Boy Inc.	17,811	547
*	Universal Electronics Inc.	10,781	534
	Dine Brands Global Inc.	6,914	525
*	Red Robin Gourmet
	Burgers Inc.	9,747	523
*	Gentherm Inc.	15,476	477
	Ethan Allen Interiors Inc.	19,046	452
	Buckle Inc.	21,350	449
	MDC Holdings Inc.	16,232	449
*	Unifi Inc.	12,799	448
*	Fossil Group Inc.	32,552	436
*	Express Inc.	59,373	429
	Tailored Brands Inc.	18,164	425
*	Regis Corp.	26,323	424
	Marcus Corp.	14,499	391
*	American Public
	Education Inc.	12,258	377
*	Hibbett Sports Inc.	14,385	370
	Callaway Golf Co.	23,500	364
	Sonic Automotive Inc.
	Class A	18,553	364
	Capella Education Co.	4,661	362
	Movado Group Inc.	11,668	362
	Sonic Corp.	14,253	358
*	MarineMax Inc.	16,633	348
*	Fiesta Restaurant Group
	Inc.	20,395	347
*	Chuy’s Holdings Inc.	12,744	344
	Sturm Ruger & Co. Inc.	7,616	328
	Finish Line Inc. Class A	30,287	322
*	Biglari Holdings Inc.	763	320
^	Rent-A-Center Inc.	40,169	302
	Haverty Furniture Cos. Inc.	14,632	298
*	Ascena Retail Group Inc.	128,507	292
*	Zumiez Inc.	13,688	270
	Strayer Education Inc.	2,956	265
	EW Scripps Co. Class A	19,160	264
	BJ’s Restaurants Inc.	5,951	259
*	Perry Ellis International Inc.	9,474	253

S&P Small-Cap 600 Value Index Fund

			Market
			Value•
		Shares	($000)
	Superior Industries
	International Inc.	17,458	252
*	William Lyon Homes
	Class A	9,648	244
*	Career Education Corp.	17,803	236
*	Crocs Inc.	17,845	218
*	Lumber Liquidators
	Holdings Inc.	9,011	209
*	Barnes & Noble
	Education Inc.	27,997	204
	Shoe Carnival Inc.	8,594	201
	Cato Corp. Class A	17,546	199
	Barnes & Noble Inc.	42,725	192
*	El Pollo Loco Holdings Inc.	16,309	159
*	Motorcar Parts of
	America Inc.	7,470	152
*	Nautilus Inc.	12,498	148
*	Vera Bradley Inc.	14,366	145
*	Francesca’s Holdings
	Corp.	27,688	144
	Tile Shop Holdings Inc.	25,943	140
*	Kirkland’s Inc.	12,063	106
^	Big 5 Sporting Goods
	Corp.	15,187	93
	Fred’s Inc. Class A	26,985	90
*	FTD Cos. Inc.	12,672	76
*	Vitamin Shoppe Inc.	18,047	68
			43,020
Consumer Staples (2.2%)
*	Darling Ingredients Inc.	60,811	1,106
	Universal Corp.	18,924	930
	Andersons Inc.	19,867	696
	WD-40 Co.	4,523	564
	J&J Snack Foods Corp.	4,160	559
*	Cal-Maine Foods Inc.	13,008	554
	B&G Foods Inc.	18,543	514
	SpartanNash Co.	27,859	467
	SUPERVALU Inc.	28,903	411
	John B Sanfilippo & Son
	Inc.	6,555	379
*	Seneca Foods Corp.
	Class A	5,105	149
			6,329
Energy (6.4%)
*	PDC Energy Inc.	49,634	2,607
*	SRC Energy Inc.	181,844	1,613
	US Silica Holdings Inc.	61,192	1,584
*	McDermott International
	Inc.	213,998	1,562
*	Oil States International
	Inc.	40,619	999
*	Carrizo Oil & Gas Inc.	58,298	819
*	Unit Corp.	39,846	763
*	Noble Corp. plc	184,591	716
*	Denbury Resources Inc.	303,045	664

*	Helix Energy Solutions
	Group Inc.	104,631	624
*	Exterran Corp.	24,000	621
	Green Plains Inc.	29,157	534
*	Newpark Resources Inc.	64,672	534
*	SEACOR Holdings Inc.	12,646	525
	Archrock Inc.	53,488	508
*	Ring Energy Inc.	27,082	368
	Bristow Group Inc.	24,251	358
*	REX American
	Resources Corp.	4,354	351
*	Bill Barrett Corp.	74,610	338
*	Par Pacific Holdings Inc.	18,973	323
*	TETRA Technologies Inc.	87,336	317
*	Matrix Service Co.	20,155	288
*	CONSOL Energy Inc.	8,777	278
*	Cloud Peak Energy Inc.	56,563	186
*	Pioneer Energy Services
	Corp.	58,583	161
*	Era Group Inc.	15,230	144
*	Geospace Technologies
	Corp.	10,131	104
	Gulf Island Fabrication Inc.	10,210	84
*,^	CARBO Ceramics Inc.	11,433	78
			18,051
Financials (20.4%)
	American Equity
	Investment Life Holding
	Co.	67,149	2,055
	Community Bank System
	Inc.	38,130	2,033
	First Midwest Bancorp Inc.	77,412	1,875
	Great Western Bancorp
	Inc.	44,330	1,813
	Hope Bancorp Inc.	96,991	1,752
	Old National Bancorp	100,800	1,714
	Simmons First National
	Corp. Class A	58,788	1,672
	Apollo Commercial Real
	Estate Finance Inc.	73,566	1,343
*	PRA Group Inc.	34,035	1,303
	Invesco Mortgage Capital
	Inc.	84,165	1,294
	Northwest Bancshares Inc.	77,321	1,269
	Horace Mann Educators
	Corp.	30,639	1,261
	Waddell & Reed Financial
	Inc. Class A	62,820	1,256
	Columbia Banking System
	Inc.	27,505	1,149
	NBT Bancorp Inc.	32,803	1,142
	Provident Financial
	Services Inc.	45,580	1,134
	ProAssurance Corp.	21,326	1,019
	RLI Corp.	16,654	1,013

S&P Small-Cap 600 Value Index Fund

			Market
			Value•
		Shares	($000)
	Infinity Property &
	Casualty Corp.	8,232	971
	Glacier Bancorp Inc.	24,678	960
	First Financial Bankshares
	Inc.	20,456	941
	Boston Private Financial
	Holdings Inc.	63,479	927
	Navigators Group Inc.	16,896	911
	Selective Insurance
	Group Inc.	15,836	900
	Financial Engines Inc.	26,243	879
*	First BanCorp	136,859	825
	Safety Insurance Group
	Inc.	11,467	818
	CVB Financial Corp.	35,490	816
	United Community Banks
	Inc.	25,424	786
	Banner Corp.	14,091	779
	PennyMac Mortgage
	Investment Trust	45,467	758
	Stewart Information
	Services Corp.	17,889	718
	United Fire Group Inc.	15,934	709
	Independent Bank Corp.	10,129	703
	Southside Bancshares Inc.	20,759	693
	First Financial Bancorp	25,252	687
	ARMOUR Residential
	REIT Inc.	31,594	677
	Virtus Investment
	Partners Inc.	5,394	664
	Westamerica
	Bancorporation	11,313	648
	Capstead Mortgage Corp.	72,601	606
	Ameris Bancorp	11,222	596
*	HomeStreet Inc.	20,256	581
*	Enova International Inc.	25,221	555
	S&T Bancorp Inc.	13,704	541
	Brookline Bancorp Inc.	32,914	522
	Employers Holdings Inc.	13,191	516
*	EZCORP Inc. Class A	38,753	504
	AMERISAFE Inc.	8,992	504
	Investment Technology
	Group Inc.	24,912	494
*	World Acceptance Corp.	4,438	477
	Piper Jaffray Cos.	5,672	474
*	INTL. FCStone Inc.	11,702	464
	Oritani Financial Corp.	29,641	462
*	Donnelley Financial
	Solutions Inc.	25,395	440
	City Holding Co.	6,117	412
	First Commonwealth
	Financial Corp.	29,351	410
	Tompkins Financial Corp.	5,214	400
	WisdomTree Investments
	Inc.	39,861	383

	Greenhill & Co. Inc.	18,410	375
	Fidelity Southern Corp.	16,580	373
	Opus Bank	12,980	364
	OFG Bancorp	33,126	356
	Hanmi Financial Corp.	11,232	343
	TrustCo Bank Corp. NY	39,106	332
*	Customers Bancorp Inc.	11,127	326
	Maiden Holdings Ltd.	52,303	314
*	Encore Capital Group Inc.	7,316	313
	United Insurance
	Holdings Corp.	15,462	302
	Banc of California Inc.	14,754	294
	James River Group
	Holdings Ltd.	8,789	287
	Universal Insurance
	Holdings Inc.	8,450	248
	Central Pacific Financial
	Corp.	8,850	247
	Dime Community
	Bancshares Inc.	13,411	241
*	Seacoast Banking Corp.
	of Florida	8,800	231
	Northfield Bancorp Inc.	13,648	212
	HCI Group Inc.	5,973	207
*	Green Bancorp Inc.	5,554	121
*	eHealth Inc.	5,806	95
			57,789
Health Care (6.3%)
*	Magellan Health Inc.	18,114	1,828
*	Haemonetics Corp.	14,724	1,044
*	Integra LifeSciences
	Holdings Corp.	18,201	960
*	Acorda Therapeutics Inc.	35,224	837
*	Medicines Co.	25,136	770
*	Diplomat Pharmacy Inc.	35,745	745
*	Select Medical Holdings
	Corp.	34,684	628
	Kindred Healthcare Inc.	65,569	603
*	HMS Holdings Corp.	37,378	599
	CONMED Corp.	9,740	590
*	AMAG Pharmaceuticals
	Inc.	26,660	561
*	Spectrum Pharmaceuticals
	Inc.	23,207	499
*	Impax Laboratories Inc.	24,013	490
	Analogic Corp.	5,832	487
	Abaxis Inc.	7,183	479
*	Cambrex Corp.	9,139	475
*	Varex Imaging Corp.	13,007	454
*	AngioDynamics Inc.	27,664	451
*	Community Health
	Systems Inc.	86,453	443
	Ensign Group Inc.	16,309	435
	Invacare Corp.	24,738	425

S&P Small-Cap 600 Value Index Fund

			Market
			Value•
		Shares	($000)
*	Cross Country Healthcare
	Inc.	27,489	356
*	Natus Medical Inc.	11,268	351
	Luminex Corp.	14,198	278
	Meridian Bioscience Inc.	18,763	262
	US Physical Therapy Inc.	3,316	257
*	CryoLife Inc.	13,526	256
*	Anika Therapeutics Inc.	4,750	247
*	Amphastar
	Pharmaceuticals Inc.	13,335	245
*	Almost Family Inc.	4,072	240
*	HealthStream Inc.	9,805	237
*	Progenics
	Pharmaceuticals Inc.	32,840	219
*	Depomed Inc.	27,049	186
*	Cytokinetics Inc.	22,905	177
	Aceto Corp.	22,695	163
*	Tactile Systems
	Technology Inc.	4,703	152
	Computer Programs &
	Systems Inc.	4,613	137
*	Lannett Co. Inc.	8,402	134
*	Quorum Health Corp.	21,397	127
*	CorVel Corp.	671	33
			17,860
Industrials (18.7%)
	SkyWest Inc.	39,059	2,140
	Applied Industrial
	Technologies Inc.	29,246	2,059
*	SPX FLOW Inc.	31,866	1,554
	ABM Industries Inc.	41,716	1,467
	Hawaiian Holdings Inc.	39,537	1,423
*	FTI Consulting Inc.	28,596	1,364
	Kaman Corp.	20,952	1,283
*	Chart Industries Inc.	23,184	1,278
	Matthews International
	Corp. Class A	24,224	1,241
*	Atlas Air Worldwide
	Holdings Inc.	19,051	1,159
	Mueller Industries Inc.	43,556	1,154
	Greenbrier Cos. Inc.	21,624	1,120
	General Cable Corp.	37,648	1,112
*	Hub Group Inc. Class A	25,203	1,100
*	Moog Inc. Class A	12,919	1,083
	Triumph Group Inc.	37,410	1,046
	AAR Corp.	24,259	1,033
*	SPX Corp.	32,100	1,002
	Hillenbrand Inc.	22,789	1,000
	UniFirst Corp.	6,054	940
	Tetra Tech Inc.	18,893	925
	Watts Water
	Technologies Inc. Class A	12,134	916
	Matson Inc.	31,986	912
	Astec Industries Inc.	14,427	850

*	TrueBlue Inc.	31,166	848
*	Gibraltar Industries Inc.	23,878	829
	Encore Wire Corp.	15,683	822
	AZZ Inc.	19,562	799
	Brady Corp. Class A	19,897	744
	Universal Forest Products
	Inc.	22,123	729
	Briggs & Stratton Corp.	32,297	726
*	Navigant Consulting Inc.	34,602	688
	Kelly Services Inc. Class A	22,936	676
	Allegiant Travel Co. Class A	3,873	644
	ArcBest Corp.	19,171	635
	Actuant Corp. Class A	27,947	634
	Mobile Mini Inc.	14,365	603
	Cubic Corp.	9,619	591
	CIRCOR International Inc.	12,373	581
*	Aegion Corp. Class A	24,508	563
	Franklin Electric Co. Inc.	14,277	559
*	Echo Global Logistics Inc.	19,766	523
	Tennant Co.	7,936	511
	Titan International Inc.	37,348	480
	Wabash National Corp.	21,331	466
	Federal Signal Corp.	21,689	464
	Standex International Corp.	4,720	454
	Heartland Express Inc.	22,968	448
*	Saia Inc.	5,952	432
	AAON Inc.	11,563	425
	ESCO Technologies Inc.	7,203	424
	Apogee Enterprises Inc.	9,714	419
*	MYR Group Inc.	12,404	401
	Insteel Industries Inc.	13,631	385
	Viad Corp.	7,378	384
	LSC Communications Inc.	26,300	383
	Lindsay Corp.	4,244	375
	Heidrick & Struggles
	International Inc.	14,152	374
*	Team Inc.	22,546	369
	Multi-Color Corp.	5,760	365
*	Engility Holdings Inc.	13,302	363
*	Lydall Inc.	7,406	357
*	DXP Enterprises Inc.	11,927	355
	National Presto Industries
	Inc.	3,779	343
	Resources Connection Inc.	21,341	332
	US Ecology Inc.	6,258	331
	RR Donnelley & Sons Co.	36,414	275
	Marten Transport Ltd.	12,234	265
	Essendant Inc.	28,366	225
	Griffon Corp.	11,618	217
*	Veritiv Corp.	8,396	204
	Powell Industries Inc.	6,548	174
	Quanex Building Products
	Corp.	10,209	171
*	Orion Group Holdings Inc.	21,254	133

S&P Small-Cap 600 Value Index Fund

			Market
			Value•
		Shares	($000)
	Forrester Research Inc.	2,902	117
*	Roadrunner Transportation
	Systems Inc.	23,688	91
			52,867
Information Technology (13.5%)
*	CACI International Inc.
	Class A	18,551	2,765
*	Anixter International Inc.	21,811	1,648
*	Plexus Corp.	25,302	1,526
*	Sanmina Corp.	54,268	1,495
*	Lumentum Holdings Inc.	23,339	1,424
	TiVo Corp.	91,974	1,380
	Travelport Worldwide Ltd.	94,434	1,346
*	NETGEAR Inc.	23,712	1,322
*	Benchmark Electronics Inc.	37,463	1,124
*	Itron Inc.	15,662	1,096
	ManTech International
	Corp.	19,443	1,096
*	Electronics For Imaging Inc.	34,432	943
*	Insight Enterprises Inc.	26,968	942
*	Diodes Inc.	29,023	874
*	Sykes Enterprises Inc.	30,060	873
*	Fabrinet	28,324	854
*	Blucora Inc.	34,756	810
*	Cardtronics plc Class A	34,426	770
*	Cray Inc.	30,469	664
*	Veeco Instruments Inc.	36,401	661
	MTS Systems Corp.	13,394	656
*	ScanSource Inc.	19,207	629
*	Viavi Solutions Inc.	65,117	626
	CSG Systems International
	Inc.	13,388	625
*	Semtech Corp.	18,456	621
*	SolarEdge Technologies Inc.	11,702	586
*	8x8 Inc.	31,875	582
	Methode Electronics Inc.	14,144	558
	Power Integrations Inc.	8,284	557
*	Super Micro Computer Inc.	28,621	518
*	Perficient Inc.	26,302	512
	Xperi Corp.	23,040	508
*	MicroStrategy Inc. Class A	3,617	463
	EVERTEC Inc.	27,617	447
*	OSI Systems Inc.	6,719	424
*	Oclaro Inc.	57,238	410
*	Photronics Inc.	51,952	405
	Comtech
	Telecommunications
	Corp.	17,792	393
	Badger Meter Inc.	7,896	376
	NIC Inc.	26,967	364
*	Alarm.com Holdings Inc.	8,661	313
*	Synchronoss Technologies
	Inc.	32,947	308
*	LivePerson Inc.	21,041	304

	CTS Corp.	11,662	300
	Monotype Imaging
	Holdings Inc.	11,950	288
	ADTRAN Inc.	17,778	278
*	VASCO Data Security
	International Inc.	22,703	274
	Daktronics Inc.	29,367	262
*	FARO Technologies Inc.	4,408	262
*	ePlus Inc.	3,416	261
*	Digi International Inc.	20,097	210
*	DSP Group Inc.	16,815	204
*	Harmonic Inc.	61,508	186
*	Ultra Clean Holdings Inc.	8,953	172
*	Nanometrics Inc.	5,785	153
	Park Electrochemical Corp.	8,889	151
*	PDF Solutions Inc.	12,836	143
*	Liquidity Services Inc.	19,251	132
	Bel Fuse Inc. Class B	7,430	128
*	Agilysys Inc.	5,876	66
*	DHI Group Inc.	35,447	58
*	Kopin Corp.	16,573	51
			38,377
Materials (7.0%)
	KapStone Paper and
	Packaging Corp.	65,750	2,294
	Kaiser Aluminum Corp.	12,735	1,278
*,^	AK Steel Holding Corp.	237,193	1,224
	Stepan Co.	14,899	1,193
	Boise Cascade Co.	29,032	1,170
	HB Fuller Co.	20,479	1,032
	A Schulman Inc.	22,174	972
	Rayonier Advanced
	Materials Inc.	39,018	795
	Materion Corp.	15,099	761
	Balchem Corp.	9,885	744
*	Century Aluminum Co.	37,506	714
	PH Glatfelter Co.	32,843	670
	Innophos Holdings Inc.	14,716	612
	Innospec Inc.	9,275	602
	Quaker Chemical Corp.	3,907	557
	Neenah Inc.	6,966	534
	Schweitzer-Mauduit
	International Inc.	13,425	526
*	SunCoke Energy Inc.	48,452	517
*	TimkenSteel Corp.	29,427	481
*	Clearwater Paper Corp.	12,383	466
*	AdvanSix Inc.	10,777	446
	Calgon Carbon Corp.	19,144	407
	Haynes International Inc.	9,428	392
	Tredegar Corp.	19,166	306
*	Flotek Industries Inc.	42,831	255
	Hawkins Inc.	7,156	240
	FutureFuel Corp.	19,119	229
	Olympic Steel Inc.	6,865	155

S&P Small-Cap 600 Value Index Fund

			Market
			Value•
		Shares	($000)
	American Vanguard Corp.	5,927	116
*	LSB Industries Inc.	15,201	114
	Myers Industries Inc.	5,943	113
			19,915
Other (0.0%)[2]
*,3	Gerber Scientific Inc. CVR	1,604	—

Real Estate (5.4%)
	DiamondRock Hospitality
	Co.	151,028	1,553
	Acadia Realty Trust	63,128	1,520
	Government Properties
	Income Trust	74,788	1,026
	Kite Realty Group Trust	59,626	903
	RE/MAX Holdings Inc.
	Class A	13,339	738
	Retail Opportunity
	Investments Corp.	41,434	711
	PS Business Parks Inc.	6,316	700
	Chesapeake Lodging Trust	25,865	669
	Franklin Street Properties
	Corp.	80,949	655
	Chatham Lodging Trust	34,257	623
	CBL & Associates
	Properties Inc.	129,004	597
	Pennsylvania REIT	52,713	550
	American Assets Trust Inc.	17,255	547
	Independence Realty
	Trust Inc.	63,061	537
	Agree Realty Corp.	11,044	520
	LTC Properties Inc.	14,063	520
	Hersha Hospitality Trust
	Class A	29,546	496
	Summit Hotel Properties
	Inc.	27,548	363
	CareTrust REIT Inc.	23,529	312
	Getty Realty Corp.	11,453	270
	Ramco-Gershenson
	Properties Trust	21,612	255
	Cedar Realty Trust Inc.	61,354	244
	Urstadt Biddle Properties
	Inc. Class A	13,502	237
	Saul Centers Inc.	4,291	210
	Whitestone REIT	16,342	202
	Armada Hoffler Properties
	Inc.	14,639	191
	Community Healthcare
	Trust Inc.	6,729	158
			15,307

Telecommunication Services (1.2%)
*,^	Iridium Communications
	Inc.	62,747	734
	Consolidated
	Communications
	Holdings Inc.	48,587	562
*	Cincinnati Bell Inc.	31,791	513
	ATN International Inc.	8,208	492
^	Frontier Communications
	Corp.	59,189	416
*	GCI Liberty Inc.	7,567	291
	Spok Holdings Inc.	15,063	234
			3,242
Utilities (2.9%)
	Spire Inc.	36,368	2,466
	Avista Corp.	27,655	1,323
	ALLETE Inc.	18,400	1,254
	South Jersey Industries
	Inc.	33,549	879
	El Paso Electric Co.	14,380	699
	Northwest Natural Gas Co.	12,119	632
	American States Water Co.	10,228	543
	California Water Service
	Group	13,015	494
			8,290
Total Common Stocks
(Cost $290,098)			281,047
Temporary Cash Investments (1.1%)[1]
Money Market Fund (1.0%)
[4,5]	Vanguard Market Liquidity
	Fund, 1.601%	30,233	3,023

		Face
		Amount
		($000)
U. S. Government and Agency Obligations (0.1%)
6	United States Treasury
	Bill, 1.432%, 4/26/18	100	100
6	United States Treasury
	Bill, 1.475%, 6/21/18	100	99
			199
Total Temporary Cash Investments
(Cost $3,222)			3,222
Total Investments (100.3%)
(Cost $293,320)			284,269

S&P Small-Cap 600 Value Index Fund

Amount
($000)
Other Assets and Liabilities (-0.3%)
Other Assets
Investment in Vanguard	15
Receivables for Accrued Income	209
Receivables for Capital Shares Issued	8
Other Assets	7
Total Other Assets	239
Liabilities
Payables for Investment Securities Purchased	(13)
Collateral for Securities on Loan	(964)
Payables to Vanguard	(53)
Variation Margin Payable—Futures Contracts	(41)
Total Liabilities	(1,071)
Net Assets (100%)	283,437

At February 28, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	305,786
Undistributed Net Investment Income	320
Accumulated Net Realized Losses	(13,542)
Unrealized Appreciation (Depreciation)
Investment Securities	(9,051)
Futures Contracts	(76)
Net Assets	283,437

Amount
($000)
ETF Shares—Net Assets
Applicable to 2,100,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	270,087
Net Asset Value Per Share—ETF Shares	$128.61

Institutional Shares—Net Assets
Applicable to 49,631 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	13,350
Net Asset Value Per Share—
Institutional Shares	$268.99

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $783,000.
1 The fund invests a portion of its cash reserves in equity
markets through the use of index futures contracts. After
giving effect to futures investments, the fund’s effective
common stock and temporary cash investment positions
represent 100.0% and 0.3%, respectively, of net assets.
2 “Other” represents securities that are not classified by the fund’s benchmark index.
3 Security value determined using significant unobservable inputs.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
5 Includes $964,000 of collateral received for securities on loan.
6 Securities with a value of $199,000 have been segregated
as initial margin for open futures contracts.
CVR—Contingent Value Rights.
REIT—Real Estate Investment Trust.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini Russell 2000 Index	March 2018	30	2,267	(76)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Value Index Fund

Statement of Operations

Six Months Ended
February28,2018
($000)
Investment Income
Income
Dividends	2,004
Interest[1]	11
Securities Lending—Net	118
Total Income	2,133
Expenses
The Vanguard Group—Note B
Investment Advisory Services	33
Management and Administrative—ETF Shares	155
Management and Administrative—Institutional Shares	1
Marketing and Distribution—ETF Shares	8
Marketing and Distribution—Institutional Shares	—
Custodian Fees	51
Shareholders’ Reports and Proxy—ETF Shares	14
Shareholders’ Reports and Proxy—Institutional Shares	—
Total Expenses	262
Net Investment Income	1,871
Realized Net Gain (Loss)
Investment Securities Sold[1]	33,739
Futures Contracts	171
Realized Net Gain (Loss)	33,910
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(13,731)
Futures Contracts	(94)
Change in Unrealized Appreciation (Depreciation)	(13,825)
Net Increase (Decrease) in Net Assets Resulting from Operations	21,956

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $11,000, ($1,000), and ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Value Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,871	3,095
Realized Net Gain (Loss)	33,910	13,319
Change in Unrealized Appreciation (Depreciation)	(13,825)	(379)
Net Increase (Decrease) in Net Assets Resulting from Operations	21,956	16,035
Distributions
Net Investment Income
ETF Shares	(2,132)	(2,596)
Institutional Shares	(113)	(318)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(2,245)	(2,914)
Capital Share Transactions
ETF Shares	41,511	71,827
Institutional Shares	626	(24,173)
Net Increase (Decrease) from Capital Share Transactions	42,137	47,654
Total Increase (Decrease)	61,848	60,775
Net Assets
Beginning of Period	221,589	160,814
End of Period[1]	283,437	221,589
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $320,000 and $694,000.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Value Index Fund

Financial Highlights

ETF Shares
Six Months
	Ended
For a Share Outstanding	February 28,	Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$118.23	$106.98	$94.66	$98.93	$82.76	$65.79
Investment Operations
Net Investment Income	. 892[1]	1.749[1]	1.352	1.337	1.355[1]	1.146
Net Realized and Unrealized Gain (Loss)
on Investments	10.588	11.165	12.736	(4.323)	15.685	16.731
Total from Investment Operations	11.480	12.914	14.088	(2.986)	17.040	17.877
Distributions
Dividends from Net Investment Income	(1.100)	(1.664)	(1.768)	(1.284)	(.870)	(.907)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.100)	(1.664)	(1.768)	(1.284)	(.870)	(.907)
Net Asset Value, End of Period	$128.61	$118.23	$106.98	$94.66	$98.93	$82.76

Total Return	9.70%	12.11%	15.14%	-3.09%	20.64%	27.45%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$270	$210	$126	$95	$94	$29
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	1.36%	1.49%	1.49%	1.43%	1.43%	1.73%
Portfolio Turnover Rate[2]	40%	46%	42%	43%	32%	37%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Value Index Fund

Financial Highlights

Institutional Shares
	Six Months			Nov. 19,
	Ended	Year Ended		2014[1] to
	February 28,	August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$247.26	$223.74	$198.02	$206.40
Investment Operations
Net Investment Income	2.007 [2]	3.829 [2]	3.057	2.201
Net Realized and Unrealized Gain (Loss) on Investments	22.171	23.461	26.649	(7.820)
Total from Investment Operations	24.178	27.290	29.706	(5.619)
Distributions
Dividends from Net Investment Income	(2.448)	(3.770)	(3.986)	(2.761)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(2.448)	(3.770)	(3.986)	(2.761)
Net Asset Value, End of Period	$268.99	$247.26	$223.74	$198.02

Total Return	9.77%	12.25%	15.28%	-2.79%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$13	$12	$35	$15
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.08%	0.08%[3]
Ratio of Net Investment Income to Average Net Assets	1.48%	1.61%	1.61%	1.55%[3]
Portfolio Turnover Rate [4]	40%	46%	42%	43%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Inception—See Notes to Financial Statements.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Value Index Fund

Notes to Financial Statements

Vanguard S&P Small-Cap 600 Value Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. Institutional Shares were first issued on December 15, 2010; the sole shareholder redeemed shortly thereafter. Institutional Shares were next issued on November 19, 2014. The Financial Highlights included in these financial statements are based on activity of the Institutional Shares since November 19, 2014.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 28, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

S&P Small-Cap 600 Value Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2014–2017), and for the period ended February 28, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 28, 2018, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

S&P Small-Cap 600 Value Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 28, 2018, the fund had contributed to Vanguard capital in the amount of $15,000, representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of February 28, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	281,047	—	—
Temporary Cash Investments	3,023	199	—
Futures Contracts—Liabilities[1]	(41)	—	—
Total	284,029	199	—
1 Represents variation margin on the last day of the reporting period.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or

S&P Small-Cap 600 Value Index Fund

loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2018, the fund realized $33,347,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2017, the fund had available capital losses totaling $14,087,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2018; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2018, the cost of investment securities for tax purposes was $293,320,000. Net unrealized depreciation of investment securities for tax purposes was $9,051,000, consisting of unrealized gains of $17,592,000 on securities that had risen in value since their purchase and $26,643,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 28, 2018, the fund purchased $245,112,000 of investment securities and sold $203,479,000 of investment securities, other than temporary cash investments. Purchases and sales include $109,841,000 and $119,312,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the six months ended February 28, 2018, such purchases and sales were $55,784,000 and $46,201,000, respectively; these amounts are included in the purchases and sales of investment securities noted above.

S&P Small-Cap 600 Value Index Fund

F. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	February 28, 2018		August 31, 2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	170,289	1,300	155,430	1,325
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(128,778)	(975)	(83,603)	(725)
Net Increase (Decrease)—ETF Shares	41,511	325	71,827	600
Institutional Shares
Issued	1,372	5	1,384	6
Issued in Lieu of Cash Distributions	113	—	318	1
Redeemed	(859)	(3)	(25,875)	(116)
Net Increase (Decrease)—Institutional Shares	626	2	(24,173)	(109)

G. Management has determined that no material events or transactions occurred subsequent to February 28, 2018, that would require recognition or disclosure in these financial statements.

S&P Small-Cap 600 Growth Index Fund

Fund Profile
As of February 28, 2018

Portfolio Characteristics
		S&P
		SmallCap	DJ
		600	U.S. Total
		Growth	Market
	Fund	Index	FA Index
Number of Stocks	340	338	3,746
Median Market Cap	$2.0B	$2.0B	$68.2B
Price/Earnings Ratio	25.2x	25.2x	21.7x
Price/Book Ratio	3.4x	3.4x	3.0x
Return on Equity	10.3%	10.3%	15.0%
Earnings Growth
Rate	13.2%	13.2%	8.5%
Dividend Yield	0.8%	0.8%	1.7%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	51%	—	—
Ticker Symbol	VIOG	—	—
Expense Ratio[1]	0.20%	—	—
30-Day SEC Yield	0.66%	—	—
Short-Term
Reserves	0.0%	—	—

Volatility Measures
	S&P	DJ
	SmallCap	U.S. Total
	600 Growth	Market
	Index	FA Index
R-Squared	1.00	0.66
Beta	1.00	1.05
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Nektar Therapeutics	Pharmaceuticals	3.5%
Cantel Medical Corp.	Health Care
	Equipment	1.1
Chemed Corp.	Health Care Services	1.1
On Assignment Inc.	Human Resource &
	Employment
	Services	1.0
Five Below Inc.	Specialty Stores	0.9
Evercore Inc.	Investment Banking
	& Brokerage	0.9
John Bean Technologies
Corp.	Industrial Machinery	0.9
ICU Medical Inc.	Health Care Supplies	0.9
FirstCash Inc.	Consumer Finance	0.9
Marriott Vacations	Hotels, Resorts &
Worldwide Corp.	Cruise Lines	0.8
Top Ten		12.0%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated December 22, 2017, and represents estimated costs for the current fiscal year.
For the six months ended February 28, 2018, the annualized expense ratio was 0.20%.

S&P Small-Cap 600 Growth Index Fund

Sector Diversification (% of equity exposure)
		S&P
		SmallCap	DJ
		600	U.S. Total
		Growth	Market
	Fund	Index	FA Index
Consumer Discretionary	13.8%	13.8%	13.0%
Consumer Staples	2.7	2.8	6.8
Energy	0.2	0.2	5.2
Financials	13.8	13.8	15.4
Health Care	22.9	22.9	13.4
Industrials	18.9	18.9	10.8
Information Technology	15.9	15.9	24.2
Materials	3.6	3.6	3.3
Real Estate	4.9	4.9	3.5
Telecommunication
Services	1.2	1.1	1.7
Utilities	2.1	2.1	2.7

Sector categories are based on the Global Industry Classification
Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

S&P Small-Cap 600 Growth Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 7, 2010, Through February 28, 2018

Note: For 2018, performance data reflect the six months ended February 28, 2018.

Average Annual Total Returns: Periods Ended December 31, 2017
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
ETF Shares	9/7/2010
Market Price		14.51%	16.18%	16.82%
Net Asset Value		14.58	16.18	16.82

See Financial Highlights for dividend and capital gains information.

S&P Small-Cap 600 Growth Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.8%)[1]
Consumer Discretionary (13.8%)
*	Five Below Inc.	44,225	2,956
	Marriott Vacations
	Worldwide Corp.	18,895	2,655
*	Ollie’s Bargain Outlet
	Holdings Inc.	39,361	2,336
	LCI Industries	19,981	2,184
*	TopBuild Corp.	28,483	1,984
*	Penn National Gaming Inc.	67,175	1,788
*,^	iRobot Corp.	22,337	1,518
*	Dave & Buster’s
	Entertainment Inc.	32,934	1,474
	Children’s Place Inc.	9,617	1,369
*	RH	15,062	1,278
*	Shutterfly Inc.	16,049	1,231
	World Wrestling
	Entertainment Inc.
	Class A	32,081	1,224
*	Fox Factory Holding Corp.	30,076	1,129
*	Sleep Number Corp.	31,903	1,099
*	Cavco Industries Inc.	6,799	1,082
*	Steven Madden Ltd.	24,299	1,067
	Wingstop Inc.	23,318	1,057
	Lithia Motors Inc. Class A	9,813	1,019
	Winnebago Industries Inc.	23,196	1,010
*	Installed Building Products
	Inc.	16,853	1,007
*	Dorman Products Inc.	12,263	846
*	LGI Homes Inc.	13,940	789
	Callaway Golf Co.	50,762	786
	PetMed Express Inc.	16,515	746
	Nutrisystem Inc.	24,069	740
*	Meritage Homes Corp.	16,104	683
	La-Z-Boy Inc.	19,703	605
*,^	Shake Shack Inc. Class A	14,697	573
	Ruth’s Hospitality Group
	Inc.	23,281	572

	Dine Brands Global Inc.	7,061	537
	MDC Holdings Inc.	18,706	518
	Strayer Education Inc.	5,356	480
	Tailored Brands Inc.	20,106	471
*	Crocs Inc.	36,873	451
*	Career Education Corp.	33,654	445
	Sonic Corp.	17,090	429
*	Gentherm Inc.	12,925	398
*	Monarch Casino &
	Resort Inc.	9,079	383
	BJ’s Restaurants Inc.	8,064	351
	Capella Education Co.	4,393	341
	EW Scripps Co. Class A	23,941	330
*	Lumber Liquidators
	Holdings Inc.	13,233	306
*	William Lyon Homes
	Class A	12,059	305
	Sturm Ruger & Co. Inc.	5,875	253
*	Motorcar Parts of
	America Inc.	7,334	149
*	Nautilus Inc.	11,299	134
			43,088
Consumer Staples (2.7%)
*	Darling Ingredients Inc.	67,322	1,225
	Calavo Growers Inc.	12,644	1,079
*	Central Garden & Pet Co.
	Class A	28,019	1,015
	J&J Snack Foods Corp.	7,531	1,012
	B&G Foods Inc.	33,564	930
	WD-40 Co.	6,369	794
	Coca-Cola Bottling Co.
	Consolidated	3,720	694
	Inter Parfums Inc.	13,744	583
	Medifast Inc.	8,415	537
*	Cal-Maine Foods Inc.	10,013	427
*	Central Garden & Pet Co.	8,245	318
			8,614

S&P Small-Cap 600 Growth Index Fund

			Market
			Value•
		Shares	($000)
Energy (0.2%)
*	CONSOL Energy Inc.	11,412	362
*	Ring Energy Inc.	14,190	192
*	CARBO Ceramics Inc.	5,420	37
			591
Financials (13.9%)
	Evercore Inc. Class A	30,947	2,880
	FirstCash Inc.	37,804	2,786
*	Green Dot Corp. Class A	36,657	2,387
*,^	LendingTree Inc.	6,043	2,106
	Selective Insurance Group
	Inc.	29,937	1,702
*,^	BofI Holding Inc.	44,886	1,669
	ServisFirst Bancshares Inc.	36,081	1,449
	First Financial Bankshares
	Inc.	31,317	1,441
	LegacyTexas Financial
	Group Inc.	33,881	1,419
	Glacier Bancorp Inc.	36,266	1,411
*	Pacific Premier Bancorp Inc.	31,094	1,307
	Columbia Banking System
	Inc.	29,263	1,223
	Walker & Dunlop Inc.	22,648	1,095
	CVB Financial Corp.	44,352	1,020
*	Third Point Reinsurance
	Ltd.	69,693	969
	ProAssurance Corp.	20,093	960
	Ameris Bancorp	17,907	952
	United Community Banks
	Inc.	30,509	943
*	NMI Holdings Inc. Class A	45,437	902
	RLI Corp.	13,356	812
	Meta Financial Group Inc.	7,282	782
	Independent Bank Corp.	11,214	778
	Financial Engines Inc.	22,838	765
*	Seacoast Banking Corp.
	of Florida	28,200	739
	National Bank Holdings
	Corp. Class A	21,473	700
	First Commonwealth
	Financial Corp.	46,875	655
	Banner Corp.	11,297	624
	First Financial Bancorp	22,881	622
	Chesapeake Lodging Trust	20,712	536
	S&T Bancorp Inc.	13,452	531
	Westamerica
	Bancorporation	9,076	520
	Universal Insurance
	Holdings Inc.	16,685	489
*	Encore Capital Group Inc.	11,187	479
	WisdomTree Investments
	Inc.	49,813	479
	Employers Holdings Inc.	11,940	467
	Piper Jaffray Cos.	5,354	447
	Hanmi Financial Corp.	14,007	428

	Brookline Bancorp Inc.	26,413	419
	Central Pacific Financial
	Corp.	14,704	410
	City Holding Co.	6,006	405
	Banc of California Inc.	18,422	367
	Northfield Bancorp Inc.	22,574	350
	James River Group
	Holdings Ltd.	10,542	345
	Tompkins Financial Corp.	4,350	334
*	Customers Bancorp Inc.	11,355	333
	AMERISAFE Inc.	5,849	328
	TrustCo Bank Corp. NY	35,382	301
*	Green Bancorp Inc.	13,773	300
	Dime Community
	Bancshares Inc.	10,273	185
*	eHealth Inc.	6,963	113
	Associated Banc-Corp	15	—
			43,664
Health Care (22.9%)
*	Nektar Therapeutics
	Class A	126,292	10,932
	Cantel Medical Corp.	28,561	3,322
	Chemed Corp.	12,791	3,321
*	ICU Medical Inc.	12,097	2,797
*	Ligand Pharmaceuticals Inc.	16,911	2,569
*	Neogen Corp.	40,836	2,380
*	HealthEquity Inc.	41,195	2,372
*	AMN Healthcare Services
	Inc.	38,276	2,130
*	Haemonetics Corp.	26,661	1,890
*	Merit Medical Systems Inc.	40,225	1,830
*	Myriad Genetics Inc.	55,482	1,799
*	Integra LifeSciences
	Holdings Corp.	31,575	1,665
*	Inogen Inc.	13,712	1,657
*	Supernus Pharmaceuticals
	Inc.	41,078	1,598
*	Emergent BioSolutions Inc.	28,112	1,397
*	Amedisys Inc.	22,839	1,352
*	Omnicell Inc.	30,406	1,327
*	Corcept Therapeutics Inc.	75,910	1,153
*	Integer Holdings Corp.	22,586	1,153
*	Tivity Health Inc.	27,300	1,052
*	Momenta
	Pharmaceuticals Inc.	61,206	1,044
*	Spectrum
	Pharmaceuticals Inc.	47,921	1,031
*	Repligen Corp.	30,023	1,030
*	Innoviva Inc.	58,866	913
*	Enanta Pharmaceuticals Inc.	11,442	900
*	Select Medical Holdings
	Corp.	48,897	885
*	Cambrex Corp.	16,547	860
*	LHC Group Inc.	13,034	839
*	OraSure Technologies Inc.	48,605	839

S&P Small-Cap 600 Growth Index Fund

			Market
			Value•
		Shares	($000)
*	Orthofix International NV	14,559	815
*	BioTelemetry Inc.	24,637	796
*	Medicines Co.	24,673	756
	Abaxis Inc.	10,550	703
*	Impax Laboratories Inc.	33,852	691
	Phibro Animal Health Corp.
	Class A	15,683	603
*,^	MiMedx Group Inc.	81,856	580
	CONMED Corp.	9,557	579
*	Providence Service Corp.	8,955	569
*	Varex Imaging Corp.	16,241	567
	Ensign Group Inc.	21,193	566
	US Physical Therapy Inc.	6,545	507
*	Cutera Inc.	11,106	500
*	Quality Systems Inc.	37,752	474
*	ANI Pharmaceuticals Inc.	7,184	460
*	HMS Holdings Corp.	27,625	443
	LeMaitre Vascular Inc.	12,192	424
*	Natus Medical Inc.	12,976	404
*	CorVel Corp.	7,696	377
*	Eagle Pharmaceuticals Inc.	6,694	376
*	Lantheus Holdings Inc.	23,754	363
*	Heska Corp.	5,221	355
*	Anika Therapeutics Inc.	6,694	348
	Luminex Corp.	17,715	347
*	Almost Family Inc.	5,739	338
	Analogic Corp.	3,798	317
*	Surmodics Inc.	10,498	316
*	Amphastar
	Pharmaceuticals Inc.	14,185	260
*,^	Lannett Co. Inc.	15,217	243
*	HealthStream Inc.	10,010	242
*	CryoLife Inc.	12,226	232
*	Tactile Systems
	Technology Inc.	6,622	214
	Meridian Bioscience Inc.	13,896	194
*	Depomed Inc.	21,708	149
*	Progenics Pharmaceuticals
	Inc.	21,425	143
*	Cytokinetics Inc.	16,255	126
	Computer Programs &
	Systems Inc.	4,011	120
			71,534
Industrials (18.9%)
*	On Assignment Inc.	39,178	3,005
	John Bean Technologies
	Corp.	25,291	2,801
*	Trex Co. Inc.	23,576	2,438
	Barnes Group Inc.	39,520	2,383
*	Proto Labs Inc.	19,859	2,164
	Insperity Inc.	29,727	1,941
	Korn/Ferry International	45,273	1,897
	Simpson Manufacturing
	Co. Inc.	33,733	1,866
*	Mercury Systems Inc.	38,656	1,777

*	WageWorks Inc.	31,804	1,668
*	Aerojet Rocketdyne
	Holdings Inc.	60,184	1,625
	Exponent Inc.	20,675	1,607
	Albany International Corp.	23,234	1,479
*	Axon Enterprise Inc.	42,404	1,477
*	American Woodmark Corp.	11,495	1,476
*	Harsco Corp.	64,475	1,306
	Forward Air Corp.	23,850	1,288
	EnPro Industries Inc.	17,083	1,238
	Comfort Systems USA Inc.	29,746	1,221
	Tetra Tech Inc.	24,556	1,202
*	Patrick Industries Inc.	19,139	1,176
	Interface Inc. Class A	48,283	1,168
	Hillenbrand Inc.	26,255	1,153
*	Saia Inc.	14,096	1,024
*	Moog Inc. Class A	12,192	1,022
	Allegiant Travel Co. Class A	5,928	986
	Raven Industries Inc.	28,656	973
	UniFirst Corp.	5,944	923
	Alamo Group Inc.	7,644	850
	Mobile Mini Inc.	20,239	849
*	Aerovironment Inc.	17,012	846
	Universal Forest Products
	Inc.	25,485	839
	ESCO Technologies Inc.	13,039	768
	AAON Inc.	20,069	738
	Watts Water Technologies
	Inc. Class A	9,343	705
*	PGT Innovations Inc.	39,801	696
	Brady Corp. Class A	17,310	647
	Franklin Electric Co. Inc.	15,799	619
	Cubic Corp.	9,832	604
	US Ecology Inc.	10,856	574
	Apogee Enterprises Inc.	12,614	544
	Wabash National Corp.	24,576	537
	Federal Signal Corp.	24,996	535
	Standex International Corp.	5,219	502
	Viad Corp.	8,497	442
	Actuant Corp. Class A	18,222	414
	Marten Transport Ltd.	17,977	389
	Tennant Co.	5,856	377
	Lindsay Corp.	4,006	354
*	Vicor Corp.	13,037	336
	Multi-Color Corp.	5,016	318
	Heartland Express Inc.	15,585	304
*	Lydall Inc.	5,932	286
	Quanex Building Products
	Corp.	16,955	284
	Griffon Corp.	11,867	222
	Forrester Research Inc.	4,821	195
	RR Donnelley & Sons Co.	17,409	131
			59,189

S&P Small-Cap 600 Growth Index Fund

			Market
			Value•
		Shares	($000)
Information Technology (15.9%)
*	Stamps.com Inc.	13,025	2,488
*	Advanced Energy
	Industries Inc.	31,781	2,108
	Cabot Microelectronics
	Corp.	20,321	2,071
*	Rogers Corp.	14,623	2,008
*	Qualys Inc.	25,534	1,891
	Progress Software Corp.	38,335	1,797
*	II-VI Inc.	43,985	1,693
*	ExlService Holdings Inc.	27,186	1,550
*	Lumentum Holdings Inc.	24,824	1,514
	Brooks Automation Inc.	56,353	1,505
	Ebix Inc.	17,649	1,482
*	Kulicke & Soffa Industries
	Inc.	56,588	1,319
*	TTM Technologies Inc.	73,440	1,187
*	Semtech Corp.	33,421	1,125
*	Rambus Inc.	87,968	1,118
*	MaxLinear Inc.	48,821	1,110
*	Viavi Solutions Inc.	113,100	1,088
*	Bottomline Technologies
	de Inc.	28,226	1,072
*	Virtusa Corp.	21,885	1,044
	Power Integrations Inc.	15,007	1,008
*	Extreme Networks Inc.	87,900	1,003
*	SPS Commerce Inc.	13,803	828
*	SolarEdge Technologies
	Inc.	16,510	826
*	Itron Inc.	10,655	746
*	Shutterstock Inc.	14,731	740
*	8x8 Inc.	39,808	727
	Badger Meter Inc.	14,939	711
*	KEMET Corp.	39,321	707
*	Rudolph Technologies Inc.	25,321	672
*	CalAmp Corp.	28,596	669
*	CEVA Inc.	17,607	647
*	Axcelis Technologies Inc.	25,182	616
*	ePlus Inc.	7,726	591
	CSG Systems
	International Inc.	12,611	589
	Methode Electronics Inc.	14,452	570
*	Oclaro Inc.	74,451	534
*	FARO Technologies Inc.	8,711	517
	Monotype Imaging
	Holdings Inc.	20,752	500
*	Electro Scientific
	Industries Inc.	26,854	481
*	MicroStrategy Inc.
	Class A	3,701	474
	Cohu Inc.	22,692	455
*	OSI Systems Inc.	7,152	452
*,^	Applied Optoelectronics
	Inc.	15,539	434

*	Ultra Clean Holdings Inc.	21,207	408
*	TTEC Holdings Inc.	11,382	406
*	Alarm.com Holdings Inc.	10,818	391
*	Control4 Corp.	15,812	380
*	Nanometrics Inc.	14,372	379
*	QuinStreet Inc.	28,586	375
*	XO Group Inc.	19,345	373
	CTS Corp.	14,001	360
	Xperi Corp.	15,000	331
	NIC Inc.	24,468	330
*	LivePerson Inc.	21,538	311
	ADTRAN Inc.	19,721	309
	EVERTEC Inc.	18,800	305
	Park Electrochemical Corp.	5,784	98
*	Kopin Corp.	31,287	96
*	PDF Solutions Inc.	8,357	93
*	Agilysys Inc.	6,023	67
	Bel Fuse Inc. Class B	474	8
			49,687
Materials (3.5%)
*	Ingevity Corp.	33,732	2,527
	Balchem Corp.	15,128	1,138
*	Kraton Corp.	25,086	1,064
	HB Fuller Co.	18,558	935
	Quaker Chemical Corp.	6,501	926
*,^	US Concrete Inc.	12,544	912
*	Koppers Holdings Inc.	16,625	672
	Innospec Inc.	9,481	616
*	AdvanSix Inc.	12,931	535
	Neenah Inc.	6,051	464
	Calgon Carbon Corp.	20,367	433
	Schweitzer-Mauduit
	International Inc.	10,331	405
	American Vanguard Corp.	14,698	287
	Myers Industries Inc.	11,234	213
			11,127
Real Estate (4.7%)
	EastGroup Properties Inc.	27,585	2,235
	Lexington Realty Trust	173,407	1,380
	HFF Inc. Class A	29,379	1,341
	Four Corners Property
	Trust Inc.	49,016	1,076
	PS Business Parks Inc.	9,237	1,024
	National Storage Affiliates
	Trust	39,699	974
	Retail Opportunity
	Investments Corp.	43,963	754
	Summit Hotel Properties
	Inc.	54,284	715
	Easterly Government
	Properties Inc.	35,133	669
	LTC Properties Inc.	16,786	620
	Universal Health Realty
	Income Trust	10,124	561

S&P Small-Cap 600 Growth Index Fund

			Market
			Value•
		Shares	($000)
	Agree Realty Corp.	11,697	551
	Ramco-Gershenson
	Properties Trust	40,712	480
	CareTrust REIT Inc.	35,877	475
	American Assets Trust Inc.	14,905	473
	Getty Realty Corp.	14,204	335
	Armada Hoffler Properties
	Inc.	20,559	269
	Saul Centers Inc.	5,110	250
	Whitestone REIT	13,630	168
	Urstadt Biddle Properties
	Inc. Class A	9,510	167
	Community Healthcare
	Trust Inc.	6,609	156
			14,673
Telecommunication Services (1.2%)
*	Vonage Holdings Corp.	166,754	1,693
	Cogent Communications
	Holdings Inc.	33,143	1,420
*	GCI Liberty Inc.	13,145	505
			3,618
	Utilities (2.1%)
	ALLETE Inc.	21,184	1,444
	Avista Corp.	22,182	1,061
	American States Water Co.	18,509	983
	California Water Service
	Group	24,597	933
	El Paso Electric Co.	17,238	838
	South Jersey Industries Inc.	27,997	734
	Northwest Natural Gas Co.	10,101	527
			6,520
	Total Common Stocks
	(Cost $262,152)		312,305
Temporary Cash Investments (0.9%)[1]
	Money Market Fund (0.8%)
[2,3]	Vanguard Market Liquidity
	Fund, 1.601%	25,872	2,587

		Face
		Amount
		($000)
U. S. Government and Agency Obligations (0.1%)
4	United States Treasury
	Bill, 1.602%, 5/24/18	200	199
Total Temporary Cash Investments
	(Cost $2,787)		2,786
	Total Investments (100.7%)
	(Cost $264,939)		315,091

Amount
($000)
Other Assets and Liabilities (-0.7%)
Other Assets
Investment in Vanguard	17
Receivables for Accrued Income	130
Receivables for Capital Shares Issued	3
Total Other Assets	150
Liabilities
Payables for Investment Securities Purchased (60)
Collateral for Securities on Loan	(2,211)
Payables to Vanguard	(49)
Variation Margin Payable—Futures Contracts	(11)
Total Liabilities	(2,331)
Net Assets (100%)	312,910

At February 28, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	277,663
Undistributed Net Investment Income	76
Accumulated Net Realized Losses	(14,974)
Unrealized Appreciation (Depreciation)
Investment Securities	50,152
Futures Contracts	(7)
Net Assets	312,910

ETF Shares—Net Assets
Applicable to 2,150,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	312,910
Net Asset Value Per Share—
ETF Shares	$145.54

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $2,132,000.
1 The fund invests a portion of its cash reserves in equity
markets through the use of index futures contracts. After
giving effect to futures investments, the fund’s effective
common stock and temporary cash investment positions
represent 100.0% and 0.7%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
3 Includes $2,211,000 of collateral received for securities
on loan.
4 Securities with a value of $149,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.

S&P Small-Cap 600 Growth Index Fund

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini Russell 2000 Index	March 2018	8	604	(7)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Growth Index Fund

Statement of Operations

Six Months Ended
February28,2018
($000)
Investment Income
Income
Dividends	1,488
Interest[1]	9
Securities Lending—Net	64
Total Income	1,561
Expenses
The Vanguard Group—Note B
Investment Advisory Services	36
Management and Administrative	172
Marketing and Distribution	9
Custodian Fees	57
Shareholders’ Reports and Proxy	21
Total Expenses	295
Net Investment Income	1,266
Realized Net Gain (Loss)
Investment Securities Sold[1]	(1,450)
Futures Contracts	257
Realized Net Gain (Loss)	(1,193)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	28,802
Futures Contracts	(21)
Change in Unrealized Appreciation (Depreciation)	28,781
Net Increase (Decrease) in Net Assets Resulting from Operations	28,854

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $4,000, ($1,000), and ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Growth Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,266	2,007
Realized Net Gain (Loss)	(1,193)	10,005
Change in Unrealized Appreciation (Depreciation)	28,781	10,949
Net Increase (Decrease) in Net Assets Resulting from Operations	28,854	22,961
Distributions
Net Investment Income	(1,676)	(1,784)
Realized Capital Gain	—	—
Total Distributions	(1,676)	(1,784)
Capital Share Transactions
Issued	50,626	129,921
Issued in Lieu of Cash Distributions	—	—
Redeemed	(29,089)	(18,805)
Net Increase (Decrease) from Capital Share Transactions	21,537	111,116
Total Increase (Decrease)	48,715	132,293
Net Assets
Beginning of Period	264,195	131,902
End of Period[1]	312,910	264,195
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $76,000 and $486,000.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Growth Index Fund

Financial Highlights

ETF Shares
Six Months
	Ended
For a Share Outstanding	February 28,	Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$132.10	$117.25	$106.99	$101.36	$87.79	$70.70
Investment Operations
Net Investment Income	. 612[1]	1.222[1]	1.180	1.043	.668[1]	.822
Net Realized and Unrealized Gain (Loss)
on Investments	13.649	14.762	10.685	5.345	13.432	17.083
Total from Investment Operations	14.261	15.984	11.865	6.388	14.100	17.905
Distributions
Dividends from Net Investment Income	(.821)	(1.134)	(1.605)	(.758)	(.530)	(.815)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.821)	(1.134)	(1.605)	(.758)	(.530)	(.815)
Net Asset Value, End of Period	$145.54	$132.10	$117.25	$106.99	$101.36	$87.79

Total Return	10.81%	13.67%	11.24%	6.32%	16.07%	25.59%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$313	$264	$132	$75	$61	$22
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	0.85%	0.95%	1.15%	0.98%	0.66%	1.03%
Portfolio Turnover Rate[2]	51%	48%	48%	63%	44%	39%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Growth Index Fund

Notes to Financial Statements

Vanguard S&P Small-Cap 600 Growth Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. The fund has not issued any Institutional Shares as of February 28, 2018.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 28, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

S&P Small-Cap 600 Growth Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2014–2017), and for the period ended February 28, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 28, 2018, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

S&P Small-Cap 600 Growth Index Fund

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 28, 2018, the fund had contributed to Vanguard capital in the amount of $17,000, representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of February 28, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	312,305	—	—
Temporary Cash Investments	2,587	199	—
Futures Contracts—Liabilities[1]	(11)	—	—
Total	314,881	199	—
1 Represents variation margin on the last day of the reporting period.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

S&P Small-Cap 600 Growth Index Fund

During the six months ended February 28, 2018, the fund realized $6,912,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2017, the fund had available capital losses totaling $6,866,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2018; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2018, the cost of investment securities for tax purposes was $264,939,000. Net unrealized appreciation of investment securities for tax purposes was $50,152,000, consisting of unrealized gains of $59,667,000 on securities that had risen in value since their purchase and $9,515,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 28, 2018, the fund purchased $151,253,000 of investment securities and sold $127,170,000 of investment securities, other than temporary cash investments. Purchases and sales include $36,197,000 and $21,219,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the six months ended February 28, 2018, such purchases and sales were $46,741,000 and $62,493,000, respectively; these amounts are included in the purchases and sales of investment securities noted above.

F. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	February 28, 2018	August 31, 2017
	Shares	Shares
	(000)	(000)
Issued	350	1,025
Issued in Lieu of Cash Distributions	—	—
Redeemed	(200)	(150)
Net Increase (Decrease) In Shares Outstanding	150	875

G. Management has determined that no material events or transactions occurred subsequent to February 28, 2018, that would require recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended February 28, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	8/31/2017	2/28/2018	Period
Based on Actual Fund Return
S&P Small-Cap 600 Index Fund
ETF Shares	$1,000.00	$1,103.08	$0.78
Institutional Shares	1,000.00	1,103.29	0.42
S&P Small-Cap 600 Value Index Fund
ETF Shares	$1,000.00	$1,097.01	$1.04
Institutional Shares	1,000.00	1,097.72	0.42
S&P Small-Cap 600 Growth Index Fund
ETF Shares	$1,000.00	$1,108.06	$1.05
Based on Hypothetical 5% Yearly Return
S&P Small-Cap 600 Index Fund
ETF Shares	$1,000.00	$1,024.05	$0.75
Institutional Shares	1,000.00	1,024.40	0.40
S&P Small-Cap 600 Value Index Fund
ETF Shares	$1,000.00	$1,023.80	$1.00
Institutional Shares	1,000.00	1,024.40	0.40
S&P Small-Cap 600 Growth Index Fund
ETF Shares	$1,000.00	$1,023.80	$1.00

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the S&P Small-Cap 600 Index Fund, 0.15% for ETF Shares and 0.08% for Institutional Shares; for the S&P Small-Cap
600 Value Index Fund, 0.20% for ETF Shares and 0.08% for Institutional Shares; and for the S&P Small-Cap 600 Growth Index Fund, 0.20%
for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share.

For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification.
Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 208 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	Source for Bloomberg Barclays indexes: Bloomberg
Direct Investor Account Services > 800-662-2739	Index Services Limited. Copyright 2018, Bloomberg. All
rights reserved.
Institutional Investor Services > 800-523-1036
The index is a product of S&P Dow Jones Indices LLC
Text Telephone for People	(“SPDJI”), and has been licensed for use by Vanguard.
Who Are Deaf or Hard of Hearing > 800-749-7273	Standard & Poor’s® and S&P® are registered
This material may be used in conjunction	trademarks of Standard & Poor’s Financial Services LLC
(“S&P”); Dow Jones® is a registered trademark of Dow
with the offering of shares of any Vanguard	Jones Trademark Holdings LLC (“Dow Jones”); S&P®
fund only if preceded or accompanied by	and S&P 500® are trademarks of S&P; and these
the fund’s current prospectus.	trademarks have been licensed for use by SPDJI and
sublicensed for certain purposes by Vanguard.
All comparative mutual fund data are from Lipper, a	Vanguard product(s) are not sponsored, endorsed, sold
Thomson Reuters Company, or Morningstar, Inc., unless	or promoted by SPDJI, Dow Jones, S&P, or their
otherwise noted.	respective affiliates and none of such parties make any
You can obtain a free copy of Vanguard’s proxy voting	representation regarding the advisability of investing in
guidelines by visiting vanguard.com/proxyreporting or by	such product(s) nor do they have any liability for any
calling Vanguard at 800-662-2739. The guidelines are	errors, omissions, or interruptions of the index.
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q18452 042018

Item 2: Code of Ethics.

Not Applicable.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment
Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management
Investment Companies.

Not Applicable.

Item 13: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD ADMIRAL FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: April 17, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD ADMIRAL FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER
Date: April 17, 2018
VANGUARD ADMIRAL FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: April 17, 2018

* By: /s/ Anne E. Robinson
Anne E. Robinson, pursuant to a Power of Attorney filed on January 18, 2018 see file Number
33-32216, Incorporated by Reference.